-----------------------------------





                            WILMINGTON TRUST COMPANY,
                      not in its individual capacity except
                     as otherwise expressly provided herein,
                           but solely as owner trustee
                                    (Lessor)


                                     - and -


                         WESTERN PACIFIC AIRLINES, INC.

                                    (Lessee)


                      -----------------------------------

                                 LEASE AGREEMENT
                                 - relating to -
                           One Boeing 737-300 Aircraft
                         Manufacturer's Serial No: 28871
                            Registration Mark: N966WP
                     -------------------------------------

                                    CONTENTS


CLAUSE                                                                    PAGE


       1.  DEFINITIONS and INTERPRETATION..................................  1
           1.1   Definitions...............................................  1
           1.2   Interpretation............................................ 21

       2.  REPRESENTATIONS AND WARRANTIES.................................. 22
           2.1   Lessee's Representations and Warranties................... 22
           2.2   Lessee's further Representations and Warranties........... 23
           2.3   Repetition................................................ 24
           2.4   Lessor's  and  Trust  Company's   Representations   and
                 Warranties................................................ 24
           2.5   Repetition................................................ 26

       3.  CONDITIONS PRECEDENT............................................ 26
           3.1   Documentary Conditions Precedent.......................... 26
           3.2   Other Conditions Precedent................................ 28
           3.3   Waiver.................................................... 28
           3.4   Lessee's Conditions Precedent............................. 29
           3.5   Waiver.................................................... 29

       4.  COMMENCEMENT.................................................... 30
           4.1   Leasing................................................... 30
           4.2   Delivery.................................................. 30
           4.3   Condition on Delivery..................................... 30
           4.4   (intentionally left blank)................................ 30
           4.5   Indemnity................................................. 30
           4.6   Acceptance and Risk....................................... 31
           4.7   Delayed Delivery.......................................... 31
           4.8   Options................................................... 32

       5.  PAYMENTS........................................................ 32
           5.1   Aircraft Commitment Fee................................... 32
           5.2   Rental Periods............................................ 33
           5.3   Rent...................................................... 33
           5.4   Supplemental Rent......................................... 34
           5.5   Payments.................................................. 34
           5.6   Gross-up.................................................. 35
           5.7   Taxation.................................................. 35
           5.8   Value Added Tax........................................... 36
           5.9   Information............................................... 37

           5.10  Taxation of Indemnity Payments............................ 37
           5.11  Default Interest.......................................... 38
           5.12  Contest................................................... 38
           5.13  Absolute.................................................. 39
           5.14  Lessor's Moneys........................................... 40
           5.15  Letter of Credit.......................................... 41
           5.16  Verification.............................................. 42

       6.  MANUFACTURER'S WARRANTIES....................................... 43
           6.1   Assignment................................................ 43
           6.2   Proceeds.................................................. 43
           6.3   Parts..................................................... 44
           6.4   Agreement................................................. 44

       7.  LESSOR'S COVENANTS and DISCLAIMERS.............................. 44
           7.1   Quiet Enjoyment........................................... 44
           7.2   Maintenance Contribution ................................. 45
           7.3   The Lessor's Obligations Following Expiry Date............ 46
           7.4   Exclusion................................................. 47
           7.5   Lessee's Waiver........................................... 48
           7.6   Lessee's Confirmation..................................... 48

       8.  LESSEE'S COVENANTS.............................................. 49
           8.1   Duration.................................................. 49
           8.2   Information............................................... 49
           8.3   Lawful and Safe Operation................................. 50
           8.4   Taxes and other outgoings................................. 52
           8.5   Sub-Leasing............................................... 52
           8.6   Inspection................................................ 54
           8.7   Protection of Title....................................... 55
           8.8   General................................................... 57
           8.9   Records................................................... 57
           8.10  Registration and Filings.................................. 58
           8.11  Maintenance and Repair.................................... 58
           8.12  Removal of Engines and Parts.............................. 60
           8.13  Installation of Engines and Parts ........................ 60
           8.14  Non-Installed Engines and Parts........................... 61
           8.15  Pooling of Engines and Parts.............................. 62
           8.16  Equipment  Changes;   Non-Severable  Modifications  and
                 Severable Modifications................................... 63
           8.17  Title to Engines and Parts ............................... 64

       9.  INSURANCE ...................................................... 64
           9.1   Insurances................................................ 64

           9.2   Requirements.............................................. 65
           9.3   Change.................................................... 65
           9.4   Insurance Covenants....................................... 66
           9.5   Failure to Insure......................................... 68
           9.6   Continuing Indemnity...................................... 68
           9.7   Application of Insurance Proceeds......................... 68

       10. INDEMNITY....................................................... 69
           10.1  General................................................... 69
           10.2  Duration.................................................. 73

       11. EVENTS OF LOSS.................................................. 73
           11.1  Total Loss................................................ 73
           11.2  Requisition............................................... 74
           11.3  Application of Payments from  Governmental  Authorities in Respect of Event of Loss............................... 75

       12. RETURN OF AIRCRAFT.............................................. 75
           12.1  Redelivery................................................ 75
           12.2  Final Inspection ......................................... 76
           12.3  Non-Compliance............................................ 77
           12.4  Obligation to Return the Aircraft......................... 77
           12.5  APU Adjustment............................................ 78
           12.6  Documentation............................................. 78
           12.7  Acknowledgement........................................... 78
           12.8  Maintenance Programme..................................... 78
           12.9  Fuel...................................................... 79
           12.10 Storage................................................... 79

       13. DEFAULT  ....................................................... 79
           13.1  Events.................................................... 79
           13.2  Rights.................................................... 82
           13.3  Deregistration............................................ 83
           13.4  Default Payments.......................................... 83
           13.5  Exercise of Remedies...................................... 85

       14. ASSIGNMENT and TRANSFER......................................... 85
           14.1  No assignment by Lessee................................... 85
           14.2  Assignment................................................ 85
           14.3  No increased liability.................................... 86
           14.4  Right to grant mortgage................................... 86

       15. ILLEGALITY...................................................... 86

       16. MISCELLANEOUS................................................... 86
           16.1  Waivers, Remedies Cumulative.............................. 86
           16.2  Delegation................................................ 87
           16.3  Certificates.............................................. 87
           16.4  Appropriation............................................. 87
           16.5  Currency Indemnity........................................ 87
           16.6  Set-off................................................... 88
           16.7  Severability.............................................. 88
           16.8  Remedy.................................................... 88
           16.9  Expenses.................................................. 89
           16.10 Time of Essence........................................... 89
           16.11 Notices................................................... 89
           16.12 Law and Jurisdiction...................................... 91
           16.13 Sole and Entire Agreement................................. 93
           16.14 Indemnities............................................... 93
           16.15 Cost of Lessee's Work..................................... 93
           16.16 Counterparts.............................................. 93
           16.17 English Language.......................................... 93
           16.18 Confidentiality........................................... 94
           16.19 Geneva Convention......................................... 94
           16.20 Civil Reserve Air Fleet Program........................... 94
           16.21 Section 1110.............................................. 95
           16.22 Article 2-A of the UCC.................................... 95

                                    SCHEDULES


1.     Aircraft Specification
2.     Certificate of Acceptance
3.     Operating Condition at Redelivery
4.     Insurance Requirements
5.     Acknowledgments in Connection with Financing
6.     Forms of Legal Opinions
7.     Form of Letter of Credit

8.     Engine Life-Limited Parts

9.     Form of Monthly Status Report

10.    Approved Jurisdictions for Sub-Leasing

12.    Letter of Quiet Enjoyment

THIS LEASE AGREEMENT is made the     day of June 1997

BETWEEN: WILMINGTON TRUST COMPANY, a banking corporation organized under the laws of the State of Delaware whose chief executive office is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, not in its individual capacity except as otherwise expressly provided herein, but solely as owner trustee (the "OWNER TRUSTEE"), as lessor (the "LESSOR")

and

WESTERN PACIFIC AIRLINES, INC., a company incorporated under the laws of Delaware whose principal address is at 2864 S. Circle Drive, Suite 1100, Colorado Springs, CO 80906, as lessee (the "LESSEE").

WHEREAS:

NBB Stream Lease Co., Ltd. has leased the Aircraft to Sunrock Aircraft Corporation Limited which, pursuant to the head lease assignment (the "Head Lease Assignment"), has assigned its rights but not its obligations under the Head Lease (as defined below) to Wilmington Trust Company, as the Owner Trustee and the Lessor under this Agreement. The Lessee has requested the Lessor to lease the Aircraft to the Lessee which the Lessor has agreed to do in consideration of, and subject to, the covenants, terms and conditions contained in this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      In this Agreement the following expressions shall, unless the context otherwise requires, have the following respective meanings:

      AFFILIATE                     in  relation  to  any  person,   any  entity
                                    controlled directly or indirectly by that person, any entity that controls directly or indirectly that person, or any entity under common control with that person. For this purpose "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

      AFTER-TAX BASIS               a basis  whereby any payment  required to be
                                    made on such basis shall,  if necessary,  be
                                    supplemented  by a further  payment  so that
                                    the  aggregate  of the two  payments,  after
                                    deduction  of all Taxes  resulting  from the
                                    receipt (actual or  constructive) or accrual
                                    of such  payments,  and  after  taking  into
                                    account all related Tax savings  (whether by
                                    relief,  deduction,   credit  or  otherwise)
                                    actually   realised  as  a  result  of  such
                                    payments, shall be equal to the payment so required.

      AGREED APPRAISER              a reputable aircraft appraisal  organization
                                    of  recognized  expertise  in the  field  of
                                    valuation  of   commercial   passenger   jet
                                    aircraft  (including,   without  limitation,
                                    Avitas, Avmark Inc., Avmark Services Limited
                                    and  Airclaims  Limited)  which is  mutually
                                    acceptable  to the  Lessor  and the  Lessee;
                                    provided  that if the  Lessor and the Lessee
                                    are unable to agree  upon such an  appraiser
                                    within five (5) Business Days after the need
                                    for such  appraiser  arises,  the Lessor and
                                    the  Lessee   shall  each  appoint  such  an
                                    appraiser   and   the  two   appraisers   so
                                    appointed   shall   select   a  third   such
                                    appraiser   which   shall   be  the   Agreed
                                    Appraiser; and provided further that if either party hereto fails to appoint an appraiser as provided above, the Agreed
                                    Appraiser shall be the appraiser appointed by the other party.

      AGREED MAINTENANCE PERFORMER (i) the  Lessee or (ii) any other  reputable maintenance  facility  certified  by the FAA
                                    for  the  relevant  work on  Boeing  737-300
                                    aircraft  or  engines  such as the  Engines,
                                    which is then under contract with the Lessee
                                    to  perform   comparable   work  on  similar
                                    aircraft or engines in the  Lessee's  fleet;
                                    provided that any such maintenance  facility
                                    located  outside the United  States has been
                                    approved   in  writing  in  advance  by  the
                                    Lessor, such approval not to be unreasonably
                                    withheld or delayed; or (iii) with the prior
                                    written   approval  of  the   Lessor,   such
                                    approval not to be unreasonably withheld or delayed, any other maintenance or repair facility.

      AGREED MAINTENANCE PROGRAMME   the Maintenance  Programme for the Lessee's
                                     fleet of Boeing 737-300 aircraft approved in writing by the Lessor prior to the

                                     Delivery Date, as subsequently amended from
                                     time  to  time  by  the  Lessee   with  all
                                     required  approvals  of the  FAA;  provided
                                     that any amendment or  modification of such
                                     Maintenance  Programme  effecting  a change
                                     from a programme based on block maintenance
                                     to  a   programme   not   based   on  block
                                     maintenance which is not required by the FAA or the Manufacturer, shall require the prior written approval of the Lessor, such approval not to be unreasonably withheld or delayed.

      AGREED VALUE                  as of any date means the  applicable  amount
                                    set forth in Letter Agreement No. 1 with respect to such date.

      AIRCRAFT the aircraft described in Part 1 of Schedule 1, (which term includes, where the context admits, a separate reference to all Engines, Parts and the Aircraft Documents.

      AIRCRAFT DOCUMENTS            the documents,  data and records  identified
                                    in Part 2 of Schedule 1 and all additions, renewals, revisions and replacements from time to time made in accordance with this Agreement.

      AIRCRAFT SALE AGREEMENT       the  Aircraft  Sale  Agreement as defined in
                                    the Purchase Agreement Assignment.

      AIRFRAME the Aircraft, excluding the Engines and the Aircraft Documents.

      APU the auxiliary power unit installed on the Aircraft on the Delivery Date or any replacement auxiliary power unit which may be substituted therefor in accordance with this Agreement.

      ASSIGNMENT                    any  present  or  future  assignment  by the
                                    Lessor in favour of the Bank of all or any portion of the Lessor's rights, title and interest in the Aircraft and under this Agreement as security for its obligations.

      AVIATION AUTHORITY            the FAA or, if the State of  Registration is
                                    not then the United  States of America,  the
                                    authority  and/or  Government  Entity and/or
                                    agency which, under the laws of the State of
                                    Registration,  from  time to  time:  (a) has
                                    control or supervision of Civil Aviation; or
                                    (b)  has  jurisdiction  over   registration,
                                    airworthiness or operation of the Aircraft.

       BANK(S) such financial institution(s) which from time to time finance the Aircraft for the Lessor or the Head Lessor and/or for whose benefit security over, or rights relating to, the Aircraft and/or this Agreement is granted by the Lessor or the Head Lessor or at their request, as applicable.

      BENEFICIAL OWNER              Sunrock  Aircraft   Corporation  Limited,  a
                                    company   incorporated  under  the  laws  of
                                    Ireland  whose  registered  office  is at 1,
                                    Earlsfort  Centre,  Hatch Street,  Dublin 2,
                                    Republic of Ireland,  its successors and/or,
                                    to  the  extent  permitted  hereunder,   its
                                    assignees, as beneficial owner under the Trust Agreement.

      BLOCK HOUR                    each  hour or part of any hour  (rounded  to
                                    one decimal place) elapsing from the moment the chocks are removed from the wheels of the Aircraft until the chocks are next again returned to the wheels.

      BOEING The Boeing Company, a Delaware corporation with its principal office in Seattle, State of Washington, USA.

      BSC Boeing Sales Corporation, a corporation incorporated under the laws of the United States Territory of Guam, with its principal office in Seattle, State of Washington, USA.

      BUSINESS DAY                  a day (other  than a Saturday  or Sunday) on
                                    which  banks  are open for  business  in New
                                    York and Denver.

      CERTIFICATE OF ACCEPTANCE     a  certificate  in the form of Schedule 2 to
                                    be completed and executed by the Lessee on Delivery.

      CIVIL RESERVE AIR FLEET PROGRAM                 the  Civil   Reserve   Air
                                    Fleet  Program  administered  by the  United
                                    States  government and  authorized  under 10
                                    U.S.C.  Sec.  9511, et seq., as amended,  or
                                    any  substantially   similar  or  substitute
                                    program of the United States Government.

      COMMITMENT FEE                means  such  sums  as  shall  be paid by the
                                    Lessee to the Lessor pursuant to Clause 5.1 in the amounts, and at the times, set forth in Letter Agreement No. 1.

      CYCLE                         one take-off and landing of the Aircraft.

      DAMAGE NOTIFICATION THRESHOLD $[  ]*

      DEFAULT any Event of Default and any event which with the giving of notice or lapse of time would constitute an Event of Default.

      DELIVERY the acceptance by the Lessee of delivery of the Aircraft in accordance with the terms of this Agreement.

      DELIVERY DATE                 the date on which Delivery takes place.

      DELIVERY LOCATION             Seattle, State of Washington, U.S.A.

      DOLLARS AND $                 the lawful  currency of the United States of
                                    America.

      ENGINE                        whether or not installed on the Aircraft:

                                     (a) each of the CFM International CFM56-3C1
                                         engines   specified  by  manufacturer's
                                         serial  numbers in the  Certificate  of
                                         Acceptance to be executed by the Lessee
                                         upon Delivery; or

                                     (b) any engine which has replaced an engine
                                         referred to in clause (a) above,  title
                                         to which has or should  have  passed to
                                         the Holder of Legal Title in accordance
                                         with Clause
                                         8.17(a);

                                    and in each case includes all modules and Parts from time to time belonging to or installed in that engine but excludes any engine replaced in accordance with Clause 8.13(a), title to which has, or should have, passed to the Lessee in accordance with Clause 8.17(c).

      ENGINE LLP                    those life-limited Engine Parts specified in
                                    Schedule 8.

      ENGINE LOSS                   the occurrence of any of the events referred
                                    to in the definition of "Total Loss", but with the references therein to "Airframe" being construed as references to an Engine.

      ENGINE LOSS DATE              the relevant  date  determined in accordance
                                    with the definition of "Total Loss Date" as if that definition applied to an Engine
                                    Loss.

      EVENT OF DEFAULT              shall have the meaning  specified in any one
                                    or more provisions of Clause 13.1.

      EXCUSABLE DELAY               with  respect to delivery  of the  Aircraft,
                                    delay or  non-performance  due to or arising
                                    out of acts of God or  public  enemy,  civil
                                    war,  insurrection  or  riot,  fire,  flood,
                                    explosion,  earthquake,  accident, epidemic,
                                    quarantine    restriction,    any   act   of
                                    government,      governmental      priority,
                                    allocation,  regulation  or order  affecting
                                    directly or  indirectly,  the Aircraft,  any
                                    manufacturer, the Lessor or any materials or
                                    facilities, strike or labour dispute causing
                                    cessation, slowdown or interruption of work,
                                    inability after due and timely  diligence to
                                    procure  equipment,  data or materials  from
                                    manufacturers,   suppliers,   any   existing
                                    owner, seller or lessee in a timely manner, damage, destruction or loss, or any other cause to the extent that such cause is beyond the control of the Lessor whether above mentioned or not and whether or not similar to the foregoing.

      EXPIRY DATE                   the   day    preceding    the    numerically
                                    corresponding   day  96  months   after  the
                                    Delivery Date or if earlier the date on which:

                                     (a) the Aircraft has been  redelivered in
                                         accordance with this Agreement; or

                                     (b) the Lessor  receives  the Agreed  Value
                                         following a Total Loss.

      FAA the Federal Aviation Administration of the United States of America and any successor thereof.

      FAR the Federal Aviation Regulations for the time being in force, issued by the FAA pursuant to Subtitle VII of Title 49 of the United States Code published in Title 14 of the Code of Federal Regulations.

      FAIR MARKET VALUE             means the value of the  Aircraft  in Dollars
                                    (free of any lease, sub-lease, conditional sale agreement, option, mortgage, charge, lien or other encumbrance) payable by a willing buyer to a willing seller on an "arm's length" basis, as determined at the relevant time on a "desk top" basis by the Agreed Appraiser.

      FINANCIAL INDEBTEDNESS        any   indebtedness   in   excess  of  $[  ]*
                                    principal amount in respect of:

                                     (a) moneys borrowed;

                                     (b) any  liquidated   liability  under  any
                                         debenture,   bond,  note,  loan  stock,
                                         acceptance  credit,  documentary credit
                                         or other security;

                                     (c) the  acquisition  cost of any  asset to
                                         the extent  payable  more than 120 days
                                         after  the  time  of   acquisition   or
                                         possession; or

                                     (d) the  capitalised  value  (determined in
                                         accordance  with  GAAP) of  obligations
                                         under finance leases; or

                                     (e) any  guarantee,  indemnity  or  similar
                                         assurance against financial loss of any
                                         person in respect of the above.

      FLIGHT HOUR                   each hour or part  thereof  (rounded  to one
                                    decimal place) elapsing from the moment the wheels of the Aircraft leave the ground on take off until the moment the wheels of the Aircraft next touch the ground.

      GAAP United States generally accepted accounting principles consistently applied as in effect from time to time, which shall include the official interpretations thereof by the Financial Accounting Standards Board.

      GOVERNMENT ENTITY              (a) any   national   government,  political
                                         subdivision     thereof,    or    local
                                         jurisdiction therein;

                                     (b) any instrumentality, board, commission,
                                         court,  or   agency  of  any   thereof,
                                         however   constituted   whose  actions,
                                         rules or regulations  have the force of
                                         law; and

                                     (c) any   association,   organization,   or
                                         institution  controlled  by  any of the
                                         above   whose    actions,    rules   or
                                         regulations  shall  have  the  force of
                                         law.

      HABITUAL BASE                 the United States of America or,  subject to
                                    the prior written consent of the Lessor, any other country or countries in which the Aircraft is for the time being habitually based.

      HEAD LEASE                    the lease agreement relating to the Aircraft
                                    between the Head Lessor, as lessor, and Sunrock Aircraft Corporation Limited, as lessee, as long so it remains in force and effect.

      HEAD LESSEE                   Sunrock  Aircraft  Corporation  Limited,  as
                                    lessee, so long as it remains a lessee under the Head Lease.

      HEAD LESSOR                   NBB Stream Lease Co.,  Ltd.,  as lessor,  so
                                    long as it  remains a lessor  under the Head
                                    Lease.

      HOLDER OF  LEGAL  TITLE       the  Lessor or the Head  Lessor,  whoever is
                                    the holder of legal title to the Aircraft and/or any Engine and/or any Part at the applicable time, as advised by the Lessor to the Lessee in writing.

      INDEMNITEES                   each of the Head  Lessor,  the Head  Lessee,
                                    the Beneficial  Owner,  the Banks, the Trust
                                    Company  and the  Lessor  including,  any of
                                    their  respective  successors  and permitted
                                    assigns  (and,  in the  case of a  permitted
                                    assign that is a  partnership,  the partners
                                    of such  partnership),  and any  combination
                                    thereof and their  respective  shareholders,
                                    Subsidiaries,     Affiliates,     directors,
                                    officers, agents and employees.

      LANDING GEAR                  the landing gear  assemblies of the Aircraft
                                    excluding the wheels and brake units.

      LESSEE'S INTEREST             subject to the  application  of Clause 11.3,
                                    that portion of the  compensation  paid by a
                                    Government   Entity  in  connection  with  a
                                    requisition  of the Aircraft,  provided that
                                    such  requisition has not been caused by any
                                    action or omission of the Lessee (other than
                                    pursuant  to the  Civil  Reserve  Air  Fleet
                                    Program),  constituting  an  Event  of  Loss
                                    hereunder  equal to the  excess,  if any, of
                                    (i) an amount  equal to the  present  value,
                                    discounted  at a rate  equal  to the rate in
                                    effect    for   United    States    Treasury
                                    obligations with a term most nearly equal to
                                    the  remaining  Lease  Term,  of fair market
                                    rentals,     determined    by    independent
                                    appraisal,  for the Aircraft for the balance
                                    of  the   Lease   Term   from  the  date  of
                                    requisition  minus (ii) the  present  value,
                                    discounted at the same U.S.  Treasury  rate,
                                    of the future rent  payments  due under this
                                    Agreement  for the balance of the Lease Term
                                    from the date of the  requisition;  provided
                                    that,  for  purposes  of   determining   the
                                    remaining Term and the balance of the Term under this definition, the options set forth in Clause 4.8 hereof shall be deemed to have been exercised.

      LESSEE as defined in the introductory paragraph of this Agreement.

      LESSOR as defined in the introductory paragraph of this Agreement.

      LESSOR LIEN                    (a) any   lien,   encumbrance  or  security
                                         interest  whatever  from  time to  time
                                         created  by  or  arising   through  the
                                         Beneficial  Owner  or  the  Lessor   in
                                         connection   with   the   financing  or
                                         refinancing of the Aircraft;

                                     (b) any other lien, encumbrance or security
                                         interest  in  respect  of the  Aircraft
                                         which  results  from acts or  omissions
                                         of, or claims  against,  the Beneficial
                                         Owner   or   the   Lessor   (or   their
                                         respective  successors  or assigns) not
                                         related   to  the   operation   of  the
                                         Aircraft     or    the     transactions
                                         contemplated by or permitted under this
                                         Agreement or resulting from affirmative
                                         acts  of the  Beneficial  Owner  or the
                                         Lessor not  permitted  without  consent
                                         (which consent has not been granted) by
                                         the Lessee or that is in  violation  of
                                         any term of this Agreement or any other
                                         agreement    executed   in   connection
                                         herewith; and

                                     (c) liens in  respect of the  Aircraft  for
                                         Lessor Taxes.

      LESSOR TAXES                   (a) Taxes  imposed as  a  direct  result of
                                         activities    of   the    Lessor,   the
                                         Beneficial   Owner    or    any   other
                                         Indemnitee  (or  any  transferee of the
                                         Lessor,  the Beneficial  Owner  or  any
                                         other  Indemnitee   of  any   ownership
                                         interest or Security   Interest  in the
                                         Aircraft)    in    the     jurisdiction
                                         imposing  the Tax  (including,  without
                                         limitation,   activities   such   as  a
                                         permanent   establishment   or    doing
                                         business in such jurisdiction) that are
                                         unrelated  to   the  Lessor's  dealings
                                         with the Lessee or to  the transactions
                                         contemplated  by  this Agreement  or to
                                         the  operation of the Aircraft  by  the
                                         Lessee  other  than  such   Taxes  that
                                         would not have been imposed but for the
                                         Lessee's or any  Permitted  Sublessee's
                                         use, storage, delivery  or    operation
                                         of  the  Aircraft in such  jurisdiction
                                         or the making  of  any  payments  under
                                         this  Agreement or  related  agreements
                                         from or through such jurisdiction;

                                     (b) Taxes imposed on the income, profits or
                                         gains of the  Lessor or the  Beneficial
                                         Owner (including,  without  limitation,
                                         minimum taxes and  alternative  minimum
                                         taxes)  by  any  Government  Entity  in
                                         Ireland,  or on any  Indemnitee  in any
                                         other jurisdiction where the Indemnitee
                                         is  liable  to such  Taxes by reason of
                                         its   activities   unrelated   to   the
                                         transactions   contemplated   by   this
                                         Agreement,  but only to the extent that
                                         such Taxes  would have been  imposed in
                                         the   absence   of   the   transactions
                                         contemplated by this Agreement;

                                     (c) Taxes   imposed  with  respect  to  any
                                         period  commencing  or event  occurring
                                         before  the date of this  Agreement  or
                                         after the Expiry Date (other than Taxes
                                         imposed  with  respect  to the  receipt
                                         after the Expiry  Date of an amount due
                                         from the Lessee under this Agreement);

                                     (d) Taxes imposed as a direct result of the
                                         Lessor's, the Beneficial Owner's or any
                                         other   Indemnitee's   sale  or   other
                                         disposition  of  any  interest  in  the
                                         Aircraft,    unless    such   sale   or
                                         disposition results in whole or in part
                                         from an  Event  of  Default  which  has
                                         occurred and is continuing;

                                     (e) Taxes  on,  or  with   respect  to  any
                                         trustee    fees,     commissions     or
                                         compensation  received by Lessor in its
                                         capacity  as owner  trustee  under  the
                                         Trust Agreement;

                                     (f) Taxes  imposed  against a transferee or
                                         assignee  of  any   Indemnitee  to  the
                                         extent of the excess of such Taxes over
                                         the  amount  thereof  which  would have
                                         been  imposed had there not been such a
                                         transfer or assignment;

                                     (g) Taxes to the  extent the same would not
                                         have been  imposed  but for the failure
                                         by the Lessor,  the Beneficial Owner or
                                         any other  Indemnitee  to  provide  the
                                         Lessee such  certification with respect
                                         to matters such as its citizenship, tax
                                         status and address, or information of a
                                         similar nature,  in each case, in or on
                                         the appropriate form (collectively,  an
                                         "Eligibility  Certification")  as shall
                                         enable  it to claim a  reduced  rate of
                                         Tax or exemption from Tax for which the
                                         Indemnitee is eligible and which may be
                                         claimed  by  the   Indemnitee   without
                                         material  prejudice  to  its  reporting
                                         position    with    respect    to   any
                                         unindemnified  Tax;  provided  that, in
                                         the    case    of    an     Eligibility
                                         Certification requirement arising after
                                         the Delivery  Date (i) by reason of the
                                         expiration  of  a  previously  provided
                                         Eligibility  Certification,  (ii)  in a
                                         jurisdiction in which the Indemnitee is
                                         not  otherwise  subject  to  Tax as the
                                         result of  operations  or  transactions
                                         unrelated  to  this  Agreement  or  the
                                         transactions   contemplated  hereby  or
                                         (iii) arising as the result of a change
                                         in  applicable  Tax law (other  than in
                                         the country in which the Indemnitee, as
                                         applicable,  is  organized  or has  its
                                         principal   place  of  business),   the
                                         Lessee has requested  such  Eligibility
                                         Certification in writing;

                                     (h) Except  as  provided  in  Clause  5.12,
                                         Taxes  that  are  being   contested  in
                                         accordance  with Clause 5.12 during the
                                         pendency of such contest;

                                     (i) to   the   extent   that   such   Taxes
                                         constitute interest, fines or penalties
                                         if such  interest,  fines or  penalties
                                         result from the failure to file or late
                                         filing of any tax return by the Lessor,
                                         the  Beneficial   Owner  or  any  other
                                         Indemnitee  other than any such  return
                                         which the Lessee is required  hereunder
                                         to   provide   to   the   Lessor,   the
                                         Beneficial    Owner   or   any    other
                                         Indemnitee and which the Lessee has not
                                         provided in reasonably  sufficient time
                                         for such  return to be timely  filed or
                                         has not provided  notice to the Lessor,
                                         the  Beneficial   Owner  or  any  other
                                         Indemnitee,  as the case may be, of the
                                         required filing date.

      LETTER AGREEMENT NO. 1        means that certain  Letter  Agreement  No. 1
                                    between the Lessor and the Lessee, relating to the Aircraft, and dated as of the date of this Agreement.

      LETTER OF CREDIT              an  irrevocable  standby  letter of  credit,
                                    substantially   in  the   form  set  out  in
                                    Schedule   7  or   otherwise   in  form  and
                                    substance satisfactory to the Lessor, issued in favour of the Lessor by a bank in the United States reasonably acceptable to the Lessor, in the face amount as provided in Clause 5.1 hereof.

      LETTER OF QUIET ENJOYMENT     an  executed  letter  of  quiet   enjoyment,
                                    substantially   in  the   form  set  out  in
                                    Schedule  11,  provided  to  the  Lessee  by
                                    Sunrock  Aircraft  Corporation  Limited,  as
                                    Beneficial  Owner  (and any  successors  and
                                    assigns  of  Sunrock  Aircraft   Corporation
                                    Limited other than the Banks and other security assigns).

      LIBOR in respect of any day, the arithmetic mean (rounded up to the nearest 1-16th) of the annual rates of interest published or reported by Reuters Limited (through its Reuter Monitor Service, the "Screen"), by reference to the Screen page "LIBOR" (or any successor to such page) at or about 11.00 a.m. (London time) on that day (or, if such day is not a Business Day, the immediately preceding Business Day), as being the interest rates offered for Dollar deposits in an amount equal (or closest) to the amount in question and for a duration equal to the period in question (or for whichever period appearing on the Screen is closest to that period). If, on the date in question, the Screen page "LIBO" (or any successor to such page) is not available or does not display rates for the required period, "LIBOR" shall be the arithmetic mean (rounded-up to the nearest two decimal places) of the respective rates notified to the Lessor by the Reference Banks as the rates at which  the  Reference  Banks  offer
                                    deposits in Dollars to leading  banks in the
                                    London  Interbank  Market at or about  11.00
                                    a.m. (London time) on the date in question for an amount equal (or closest) to the amount in question and for a duration equal (or closest) to the period in question.

      MAINTENANCE PROGRAMME         an Aviation Authority  approved  maintenance
                                    programme  for  the  Aircraft   encompassing
                                    scheduled   maintenance   (including   block
                                    maintenance),       condition      monitored
                                    maintenance, and/or on-condition maintenance
                                    of  Airframe,  Engines and Parts,  including
                                    but  not  limited  to,  servicing,  testing,
                                    preventative      maintenance,      repairs,
                                    structural   inspections,   system   checks,
                                    overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control, inspections and treatments.

      MAJOR CHECKS                  any C-Check,  multiple  C-Check,  structural
                                    C-7 Check or annual heavy  maintenance visit
                                    or  segment  thereof  suggested  for  Boeing
                                    737-300   aircraft   by   the   Manufacturer
                                    (however denominated) as set out in the Agreed Maintenance Programme.

      MANUFACTURER                  Boeing  except  where the context  otherwise
                                    requires, in which case it shall be the manufacturer of the specific Engine or Part, as the case may be.

      MINIMUM LIABILITY COVERAGE    $[ ]* on each occurrence.

      NET INCOME                    "net  income   (loss),"  as   determined  in
                                    accordance with GAAP.

      NET WORTH                     "net  worth," as  determined  in  accordance
                                    with GAAP.

      NON-SEVERABLE MODIFICATION    any modification,  alteration or improvement
                                    of or to the Aircraft which is not a Severable Modification and which is not required to be incorporated in the Aircraft by the FAA or the terms of this Agreement.

      OWNER TRUSTEE                 Wilmington   Trust   Company,   not  in  its
                                    individual capacity, but solely as owner trustee under the Trust Agreement.

      PART                          whether or not installed on the Aircraft:

                                     (a) any component,  furnishing or equipment
                                         (other   than   a   complete    Engine)
                                         installed  in  or  furnished  with  the
                                         Aircraft at Delivery; and

                                     (b) any  other  component,   furnishing  or
                                         equipment (other than a complete Engine
                                         or  engine)  title  to  which  has,  or
                                         should  have,  passed to the  Holder of
                                         Legal Title pursuant to Clause 8.17(a),

                                     but, in the case of both clause (a) and clause (b), excluding any such items title to which has, or should have, passed to the Lessee pursuant to Clause 8.17(c).

      PERMITTED LIEN                 (a) any lien for Taxes not assessed or,  if
                                         assessed, not yet due and  payable,  or
                                         being   contested  in   good  faith  by
                                         appropriate proceedings;

                                     (b) any  lien  of  a  repairer,   mechanic,
                                         carrier, hangarkeeper, unpaid seller or
                                         other   similar  lien  arising  in  the
                                         ordinary   course  of  business  or  by
                                         operation   of   law  in   respect   of
                                         obligations  which are not  overdue  or
                                         are being  contested  in good  faith by
                                         appropriate proceedings;

                                     (c) any leasehold  interest,  interest of a
                                         conditional   sale   vendor,   security
                                         interest  or  license  as to which  the
                                         Lessor has provided its express consent
                                         with respect to and affecting  only any
                                         Severable Modification installed on the
                                         Aircraft  in  accordance   with  Clause
                                         8.16(c);

                                    but only if (in the case of each (a) and (b)): (i) so long as adequate reserves have been established by the Lessee in accordance with GAAP with respect to such liens for the payment of the Taxes or obligations; and
                                    (ii)  such  proceedings,  or  the  continued
                                    existence of the lien, do not give rise to the likelihood of the sale, forfeiture or other loss of the Aircraft or any interest therein or of criminal liability on the Lessor, or any Bank; and

                                     (d) any Lessor Lien.

      PERMITTED TRANSFEREE          a financially  sound (determined at the time
                                    of the  transfer)  person  or  entity  which
                                    shall  not  operate  an  airline,  or  be an
                                    Affiliate of an airline,  competing with the
                                    Lessee and which meets one of the  following
                                    criteria:   (i)  has  at  the  time  of  the
                                    transfer  a  minimum  Net  Worth of not less
                                    than $[ ]*, or (ii) if such transferee's Net
                                    Worth is less than $[ ]* but at least $[ ]*,
                                    the  Beneficial  Owner  guarantees  for  the
                                    benefit   of   the   Lessee   the   Lessor's
                                    obligations to pay the Commitment Fee as set forth in Clauses 5.1, 7.3 and 11.1(a) and the maintenance contributions as set forth in Clause 7.2, or (iii) such other person or entity to which the Lessee shall consent, such consent not to be unreasonably withheld or delayed.

      PURCHASE AGREEMENT            the  Purchase  Agreement  as  defined in the
                                    Purchase Agreement Assignment.

      PURCHASE AGREEMENT ASSIGNMENT the  agreement  relating  to  the  Aircraft, dated July 1, 1997,  among Boeing,  BSC, the
                                    Beneficial Owner and the Lessee.

      REDELIVERY LOCATION           at a commercial airport chosen by the Lessor
                                    on the Lessee's then prevailing scheduled network. The technical acceptance will occur at the Lessee's home base or at the facility of the Approved Maintenance Provider.

      REFERENCE BANKS               Barclays Bank PLC, Societe Generale, Bankers
                                    Trust and National Westminster Bank PLC (or, in the absence of any such bank, any other reputable bank selected by the Lessor).

      RELATED RELEVANT PERIOD       in  relation  to  any  Rental  Period,   the
                                    Relevant Period in which the first day of that Rental Period falls.

      RELEVANT PERIOD               each period  ascertained in accordance  with
                                    Clause 5.3.

      RENT                          all amounts payable pursuant to Clause 5.3

      RENTAL PERIOD                 each period  ascertained in accordance  with
                                    Clause 5.2.

      RENT DATE                     the first day of each Rental Period.

      SCHEDULED DELIVERY DATE       July 2, 1997.

      SECURITY INTEREST             any   mortgage,    charge,   pledge,   lien,
                                    assignment, hypothecation, right of set-off, or any agreement or arrangement having the effect of creating a security interest, other than a Permitted Lien.

      SEVERABLE MODIFICATION        any modification,  alteration or improvement
                                    of or to the  Aircraft  (including,  without
                                    limitation,  severable components or systems
                                    installed  on or  affixed  to  the  Airframe
                                    which (A) is not required to be incorporated
                                    in the  Aircraft  by the FAA or the terms of
                                    this  Agreement,  (B) at the time  made does
                                    not diminish the value,  utility,  condition
                                    or  airworthiness  of the Aircraft below its
                                    value,  utility,  condition or airworthiness
                                    immediately    before   such   modification,
                                    alteration or  improvement  is made, and (C)
                                    is  removable  from  the  Aircraft   without
                                    causing damage to the Aircraft  (unless such
                                    damage is  promptly  repaired)  and  without
                                    diminishing the value, utility, condition or
                                    airworthiness  which the Aircraft would have
                                    had  at  such  time  if  the   modification,
                                    alteration or improvement had not been made.

      SIGNIFICANT DEFAULT            (a) any Default  which with  the giving  of
                                         notice or  the passage  of  time  would
                                         constitute  an  Event  of   Default
                                         specified in  paragraphs  (a), (b), (g)
                                         or (h) of Clause 13.1; or

                                     (b) the  Lessee  shall  be   materially  in
                                         default of its  maintenance  and repair
                                         obligations under Clause 8.11;

                                     (c) the  Lessee  shall  be  operating   the
                                         Aircraft  in  violation  of  applicable
                                         law;

                                     (d) the  Lessee  shall  be  subleasing  the
                                         Aircraft to a sublessee  which is not a
                                         sublessee  permitted under the terms of
                                         this Agreement; or

                                     (e) the  Lessee  shall be in default of any
                                         other material  provision  hereof which
                                         causes the Lessor to reasonably  and in
                                         good faith deem itself insecure.

      STATE OF INCORPORATION        the State of Delaware.

      STATE OF REGISTRATION         the United States of America.

      SUBSIDIARY                     (a) in   relation  to   any   reference  to
                                         accounts,  any  company  whose accounts
                                         are  consolidated   with  the  accounts
                                         of   the   Lessee  in  accordance  with
                                         GAAP; and

                                     (b) for any other  purpose,  an entity from
                                         time to time:

                                         (i) of  which  another  has  direct  or
                                             indirect  control or owns  directly
                                             or indirectly more than 50 per cent
                                             of the voting share capital; or

                                         (ii)which  is   a  direct  or  indirect
                                             a direct  or  indirect   subsidiary
                                             of  another  under  the laws of the
                                             jurisdiction of its  incorporation.

      SUPPLEMENTAL RENT             all amounts payable under Clause 5.4(a).

      TAXES any and all present and future taxes, levies, imposts, duties or charges in the nature of taxes, whatever and wherever imposed, including customs duties, value added taxes or similar taxes and any gross or net income, gross or net receipts, minimum, alternative minimum, excess profits, accumulated earnings, capital gains, doing business, franchise, transfer, sales, use, business, occupation, excise, personal property (tangible or intangible), stamp or other tax or duty imposed by any national (domestic or foreign), state or local taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon;

      TERM the period commencing on the Delivery Date and ending on the Expiry Date.

      TOTAL LOSS                    with respect to the Airframe:

                                     (a) the actual,  arranged  or  constructive
                                         total loss of the  Airframe  (including
                                         any  damage  to  the   Airframe   which
                                         results in an insurance  settlement  on
                                         the   basis   of  a  total   loss,   or
                                         requisition   for  use  or  hire  which
                                         results in an insurance  settlement  on
                                         the basis of a total loss); or

                                     (b) it  being  destroyed,   damaged  beyond
                                         repair or  permanently  rendered  unfit
                                         for   normal   use   for   any   reason
                                         whatsoever; or

                                     (c) (i) the  requisition of title,  or (ii)
                                         other compulsory acquisition,  capture,
                                         seizure,  deprivation,  confiscation or
                                         detention   for  any   reason   of  the
                                         Airframe by the government of the State
                                         of   Registration  or  other  competent
                                         authority (whether de jure or de facto)
                                         for  a   period   in   excess   of  120
                                         consecutive    days,    but   excluding
                                         requisition   for  use  or   hire   not
                                         involving requisition of title; or

                                     (d) (i)     the     hi-jacking,      theft,
                                         condemnation,  confiscation, seizure or
                                         (ii) requisition for use or hire of the
                                         Airframe  (other  than  by the  federal
                                         government   of  the  United   States),
                                         which,  in the case of each  clause (i)
                                         and (ii)  above,  deprives  any  person
                                         permitted  by  this  Agreement  to have
                                         possession  and/or use of the  Airframe
                                         of its  possession  and/or use for more
                                         than  120  consecutive  days  or  (iii)
                                         requisition  for  use  or  hire  by the
                                         federal   government   of  the   United
                                         States,  extending  beyond  the  Expiry
                                         Date.

      TOTAL LOSS DATE                (a) in the case of an actual
                                         total  loss,  the actual  date on which
                                         the loss  occurs  or,  if such  date is
                                         unknown,  the day on which the Aircraft
                                         was last heard of;

                                     (b) in  the  case  of  any  of  the  events
                                         described in  sub-paragraph  (a) of the
                                         definition  of "Total Loss" (other than
                                         an actual total loss), whichever is the
                                         earlier  of (i) 60 days  after the date
                                         on which  notice  claiming  such  total
                                         loss is given to the relevant insurers,
                                         and (ii) the date on which such loss is
                                         admitted   or    compromised   by   the
                                         insurers;

                                     (c) in  the  case  of  any  of  the  events
                                         described in  sub-paragraph  (b) of the
                                         definition of "Total Loss", the date on
                                         which  such   destruction,   damage  or
                                         rendering unfit occurs;

                                     (d) in  the  case  of  any  of  the  events
                                         described in  sub-paragraph  (c) of the
                                         definition   of  "Total   Loss",   with
                                         respect to a requisition of title,  the
                                         date on which the relevant  requisition
                                         of title occurs, or with respect to any
                                         other compulsory acquisition,  capture,
                                         seizure,  deprivation,  confiscation or
                                         detention     described     in     such
                                         sub-paragraph,  the  expiry  of the 120
                                         consecutive  day period  referred to in
                                         such sub-paragraph;

                                     (e) in  the  case  of  any  of  the  events
                                         described in  sub-paragraph  (d) of the
                                         definition  of "Total  Loss",  (A) with
                                         respect   to   clauses   (i)  and  (ii)
                                         thereof,  the  expiry of the  period of

                                         120   consecutive   days  or  (B)  with
                                         respect to clause  (iii)  thereof,  the
                                         Expiry Date;

                                    and, in each case, the Total Loss shall be deemed to have occurred at noon Greenwich Mean Time on such date.

      TRUST AGREEMENT               the  Trust  Agreement  dated as of June ___,
                                    1997 between  Sunrock  Aircraft  Corporation
                                    Limited, as Beneficial Owner, and Wilmington
                                    Trust Company, as Owner Trustee.

      TRUST COMPANY                 Wilmington Trust Company,  in its individual
                                    capacity.

1.2   INTERPRETATION

      (a) In this Agreement, unless the contrary intention is stated, a reference to:

          (i) each of "THE LESSOR," "THE BENEFICIAL OWNER," "THE HEAD LESSOR," "THE HEAD LESSEE" or "THE LESSEE" or any other person includes without prejudice to the provisions of this Agreement any successor in title to it and any permitted assignee;

          (ii)a "PERSON" includes, without limitation, an individual, firm, partnership, company, corporation, unincorporated body or any Government Entity and shall also include their respective successors and assignees;

          (iii)words importing the plural shall include the singular and vice versa;

          (iv)any document shall include that document as amended, novated or supplemented;

          (v) a law (1) includes any statute, decree, constitution, regulation, order, judgment or directive of any Government Entity; (2) includes any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (3) includes any judicial or official administrative interpretation or official application thereof and (4) is a reference to that provision as amended, substituted or re-enacted;

          (vi)a Clause or a Schedule is a reference to a clause of or a schedule to this Agreement.

      (a) The headings in this Agreement are to be ignored in construing this Agreement.

      (b) For the purposes of Clauses 7.4 and 7.5, "THE LESSOR" includes the Lessor, the Beneficial Owner and the Head Lessor.

2.    REPRESENTATIONS AND WARRANTIES

2.1   LESSEE'S REPRESENTATIONS AND WARRANTIES

      The Lessee represents and warrants to the Lessor as of the date of this Agreement that:

      (a) STATUS: the Lessee is a corporation duly incorporated and validly existing under the laws of the State of Incorporation and has the corporate power to own its assets and carry on its business as it is now being conducted and is (or will, at the relevant time, be) the holder of all necessary air transportation licenses required in connection therewith and with its use and operation of the Aircraft;

      (b) POWER AND AUTHORITY: the Lessee has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement;

      (c) LEGAL VALIDITY: This Agreement constitutes the Lessee's legal, valid and binding obligation;

      (d) NON-CONFLICT: The entry into and performance by the Lessee of, and the transactions contemplated by, this Agreement do not and will not:

          (i) conflict with any existing laws binding on the Lessee; or

          (ii)conflict with the constitutional documents of the Lessee; or

          (iii)conflict with or result in default under any document which is binding upon the Lessee or any of its assets, nor result in the creation of any Security Interest over any of its assets;

      (e) AUTHORIZATION: All authorizations, consents, registrations and notifications required in connection with the Lessee's entry into, performance, validity and enforceability against the Lessee of, this Agreement and the transactions contemplated by this Agreement, have been (or will on or before the Delivery Date have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect;

      (f) NO IMMUNITY:

          (i) the Lessee is subject to civil commercial law with respect to its obligations under this Agreement; and

          (ii)neither the Lessee nor any of its assets is entitled to any right of sovereign immunity and the entry into and performance of this Agreement by the Lessee constitute private and commercial acts; and

      (g) ACCOUNTS: the audited accounts of the Lessee, and, if required by GAAP, the audited consolidated accounts of the Lessee and its Subsidiaries and Affiliates most recently delivered to the Lessor:

          (i) have been prepared in accordance with GAAP consistently applied (except as otherwise disclosed therein); and

          (ii)fairly represent in accordance with such accounting principles the consolidated financial condition of the Lessee as at the date to which they were drawn up.

2.2   LESSEE'S FURTHER REPRESENTATIONS AND WARRANTIES

      The Lessee further represents and warrants to the Lessor as of the date of this Agreement that:

      (a) NO DEFAULT:

          (i) no Default has occurred and is continuing or would result from the entry into or performance of this Agreement; and

          (ii)no other event has occurred and is continuing which constitutes (or with the giving of notice, lapse of time, determination of materiality or the fulfillment of any other applicable condition or any combination of the foregoing, would reasonably be expected to constitute) a material default under any document which is binding on the Lessee or any assets of the Lessee;

      (b) REGISTRATION: Except for the registration of the Aircraft and the filing of this Agreement with the FAA and the filing of Uniform Commercial Code financing statements in the State of Colorado, it is not necessary under the laws of the State of Incorporation, the State of Registration or the State of Colorado in order to ensure the validity, effectiveness and enforceability of this Agreement or to establish, perfect or protect the property rights of the Lessor in the Aircraft or any Engine or Part that this Agreement or any other instrument relating thereto be filed, registered or recorded or that any other action be taken or, if any such filings, registrations, recordings or other actions are necessary or advisable, the same have been effected or will have been effected on or before Delivery;

      (c) LITIGATION: no litigation, arbitration or administrative proceedings are pending, or to its knowledge, threatened against the Lessee which would reasonably be expected to have a material adverse effect upon its financial condition or business or its ability to perform its obligations under this Agreement;

      (d) PARI PASSU: the obligations of the Lessee under this Agreement rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of the Lessee, with the exception of such obligations as are mandatorily preferred by law and not by virtue of any contract;

      (e) MATERIAL ADVERSE CHANGE: there has been no material adverse change in the financial condition of the Lessee since the date to which the accounts most recently provided to the Lessor on or prior to the Delivery Date were drawn up;

      (f) TAXES: the Lessee has filed all necessary returns and made all payments shown due thereon to the tax authorities in the State of Incorporation, the State of Registration and the State of Colorado and is not required by law to deduct any Taxes from any payments under this Agreement (other than those the Lessee is diligently contesting in good faith and for which the Lessee has established adequate reserves in accordance with GAAP; and

      (g) INFORMATION: the financial and other information furnished by the Lessee in connection with this Agreement is true and accurate in all material respects.

2.3   REPETITION

      The representations and warranties in Clause 2.1 and Clause 2.2 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.1 and Clause 2.2 will be deemed to be repeated by the Lessee on the Delivery Date with reference to the facts and circumstances then existing.

2.4   LESSOR'S AND TRUST COMPANY'S REPRESENTATIONS AND WARRANTIES

      The Trust Company represents and warrants to the Lessee as of the date of this Agreement that:

      (a) STATUS: the Trust Company is a banking corporation duly organized and validly existing under the laws of the State of Delaware and has the corporate power to own its assets and carry on its business as it is now being conducted;

      (b) POWER AND AUTHORITY: the Trust Company has the corporate power to enter into and perform, and has taken all necessary corporate action to authorize the entry into, performance and delivery of, this Agreement and the transactions contemplated by this Agreement.

      (c) LEGAL VALIDITY: This Agreement, to the extent entered into by the Trust Company, constitutes the Trust Company's legal, valid and binding obligation.

      (d) NON-CONFLICT: The entry into and performance by the Trust Company of, and the transactions contemplated by, this Agreement do not and will not:

          (i) conflict with any existing laws of the State of Delaware or federal laws of the United States of America governing the banking and trust powers of the Trust Company; or

          (ii)conflict  with   the   constitutional   documents  of   the  Trust
              Company; or

          (iii) conflict with any document which is binding upon the Trust Company or any of its assets.

      (e) AUTHORIZATION: So far as concerns the obligations of the Trust Company, all authorizations, consents, registrations and notifications required under the laws of the State of Delaware in connection with the Trust Company's entry into, performance, validity and enforceability against the Trust Company of, and the transactions contemplated by, this Agreement by the Trust Company have been (or will on or before the Delivery Date have been) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

      The Lessor represents and warrants to the Lessee as of the date of this Agreement that:

      (1) LEGAL VALIDITY: This Agreement constitutes the Lessor's legal, valid and binding obligation.

      (2) NO IMMUNITY:

          (i) the Lessor is subject to civil commercial law with respect to its obligations under this Agreement; and

          (ii)neither the Lessor nor any of its assets is entitled to any right of sovereign immunity and the entry into and performance of this Agreement by the Lessor constitute private and commercial acts.

2.5   REPETITION

      The representations and warranties in Clause 2.4 will survive the execution of this Agreement. The representations and warranties contained in Clause 2.4 will be deemed to be repeated by the Lessor on the Delivery Date with reference to the facts and circumstances then existing.

3.    CONDITIONS PRECEDENT

3.1   DOCUMENTARY CONDITIONS PRECEDENT

      The Lessor's obligation to deliver and lease the Aircraft under this Agreement is subject to the receipt or waiver of the following by the Lessor on or before the Delivery Date in form and substance reasonably satisfactory to the Lessor:

      (a) CONSTITUTIONAL DOCUMENTS: a copy of the constitutional documents of the Lessee;

      (b) RESOLUTIONS: a copy of a resolution of the board of directors of the Lessee approving the terms of, and the transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing one or more officers or representatives to execute this Agreement and accept delivery of the Aircraft on its behalf;

      (c) OPINION: an opinion or opinions,  substantially in the form set out in
          Schedule 6, Part 1, issued on the Delivery Date by Smith, Gambrell & Russell, LLP and/or other legal counsel reasonably acceptable to the Lessor;

      (d) ASSISTANT GENERAL COUNSEL OPINION: an opinion or opinions, substantially in the form set out in Schedule 6, Part 2, issued on the Delivery Date by the Assistant General Counsel of the Lessee and/or other legal counsel reasonably acceptable to the Lessor;

      (e) FAA OPINION: an opinion of Daugherty, Fowler & Peregrin or other counsel reasonably acceptable to the Lessor who are recognized specialists with regard to FAA registration matters in a form acceptable to the Lessor acting reasonably as to the due filing for recordation of this Agreement;

      (f) APPROVALS: evidence of the issue of each governmental approval, license and consent required of the Lessee for the performance by the Lessee of any of its obligations hereunder;

      (g) LICENSES: copies of the Lessee's air transport license, air operator's certificates and all other licenses, certificates and permits required by the Lessee in relation to, or in connection with, the operation of the Aircraft;

      (h) PROCESS AGENT: a letter from the process agent appointed by the Lessee in this Agreement accepting that appointment;

      (i) CERTIFICATE: a certificate of a duly authorized officer of the Lessee:

          (i) setting out a specimen of each signature referred to in Clause 3.1(b); and

          (ii)certifying that each copy document specified in this Clause 3.1 is correct, complete and in full force and effect;

      (j) INSURANCES: (x) certificates of insurance (and, if applicable, reinsurance), (y) brokers' undertakings and (z) if reasonably requested by the Lessor, other evidence (other than any insurance policy or portion or extract thereof or any copy of any thereof and other than any information that would violate any confidentiality agreement or undertaking between the Lessee and the insurers) reasonably satisfactory to the Lessor that the Lessee is taking the required steps to ensure due compliance with the provisions of this Agreement as to insurances with effect on and after Delivery;

      (k) ACKNOWLEDGEMENT:  an acknowledgement in the form set out in Part 2  of
          Schedule 5 relating to the notice of assignment set out in Part 1 of that Schedule

      (l) ACCOUNTS: the latest available accounts of the Lessee as described in Clause 8.2(b)(i) and (ii);

      (m) MAINTENANCE PROGRAMME: receipt by the Lessor of such information and documents relating to the Maintenance Programme as the Lessor may reasonably require, and the Lessor having agreed to the Maintenance Programme on or prior to the Delivery Date;

      (n) LETTER OF CREDIT: receipt by Lessor of the Letter of Credit, if applicable pursuant to Clause 5.1 hereof, duly executed by the issuing bank; and

      (o) FINANCING STATEMENTS: evidence that on the Delivery Date any financing statements reasonably requested by the Lessor have been duly filed in the State of Colorado and that all filings, registrations, recordings and other actions have been or will be taken which are necessary or advisable to ensure the validity, effectiveness and enforceability of this Agreement and to protect the property rights of the Lessor in the Aircraft, any Engine or any Part;

      (p) GENERAL: such other documents as the Lessor may reasonably request provided that such documents do not deprive the Lessee of any right or privilege hereunder or impose on the Lessee any additional material obligation.

3.2   OTHER CONDITIONS PRECEDENT

      The obligation of the Lessor to deliver and lease the Aircraft under this Agreement is also subject to the satisfaction or waiver of the following additional conditions precedent:

      (a) that the conditions precedent to the obligation of the Beneficial Owner to (i) purchase the Aircraft from Boeing and/or BSC pursuant to the Purchase Agreement and the Purchase Agreement Assignment shall have been satisfied or waived, and Boeing and/or BSC shall have tendered the Aircraft to the Beneficial Owner in accordance with the Purchase Agreement and the Purchase Agreement Assignment and (ii) accept delivery of the Aircraft under the Head Lease shall have been satisfied or waived;

      (b) that the  representations  and  warranties of the Lessee under Clauses
          2.1 and 2.2 are true and correct and would be true and correct if repeated on the Delivery Date;

      (c) that no Default shall have occurred and be continuing or would result from the leasing of the Aircraft to the Lessee under this Agreement; and

      (d) there has been no material adverse change in the financial condition of the Lessee since the date to which the accounts most recently provided to the Lessor on or prior to the Delivery Date were drawn up;

      (e) that the Aircraft shall be in the condition required under the Purchase Agreement and that the Beneficial Owner shall have had a reasonable opportunity to inspect the Aircraft prior to the Delivery Date to satisfy itself that the Aircraft is in such condition; and

      (f) that all payments due to the Lessor under this Agreement before the Delivery Date shall have been received by the Lessor.

3.3   WAIVER

      The conditions specified in Clauses 3.1 and 3.2 are for the sole benefit of the Lessor and the Beneficial Owner, as the case may be, and may be waived or deferred in whole or in part and with or without conditions by the Lessor and the Beneficial Owner, respectively. If any of those conditions are not satisfied on or before Delivery and the Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to the Lessee, the Lessee will ensure that those conditions are fulfilled within 15 days after the Delivery Date and the Lessor may treat as an Event of Default the failure of the Lessee to do so.

3.4   LESSEE'S CONDITIONS PRECEDENT

      Lessee's obligation to Lease the Aircraft under this Agreement shall be subject to satisfaction or waiver of the following conditions precedent:

      (a) the Beneficial Owner shall have purchased the Aircraft pursuant to the Purchase Agreement and the Purchase Agreement Assignment;

      (b) The Aircraft shall be registered in the Lessor's name in the United States;

      (c) The Aircraft shall be in the same condition and configuration as when delivered to the Beneficial Owner under the Purchase Agreement and the Purchase Agreement Assignment and will be in such a condition as to permit immediate operation by the Lessee in the United States under FAR Part 121;

      (d) The representations and warranties set out in Clause 2.4 are true and correct and would be true and correct if repeated on the Delivery Date;

      (e) The Lessee shall have received a letter from the process agent appointed by the Beneficial Owner in this Agreement accepting that appointment;

      (f) The Lessee shall have received a Letter of Quiet Enjoyment from Sunrock Aircraft Corporation Limited, as Beneficial Owner;

      (g) The Lessor shall have approved the Maintenance Programme on or before the Delivery Date; and

      (h) The Lessee shall have received such other documents as the Lessee shall reasonably request provided that such documents do not deprive the Lessor of any right or privilege hereunder or impose on the Lessor any additional material obligation.

3.5   WAIVER

      The conditions specified in Clause 3.4 are for the sole benefit of the Lessee and may be waived or deferred in whole or in part and with or without conditions by the Lessee. If any of those conditions are not satisfied on or before Delivery and the Lessee (in its absolute discretion) nonetheless agrees to accept delivery of the Aircraft from the Lessor, the Lessor will ensure that those conditions are fulfilled within 15 days after the Delivery.

4.    COMMENCEMENT

4.1   LEASING

      The Lessor will lease the Aircraft to the Lessee and the Lessee will take the Aircraft on lease in accordance with this Agreement for the duration of the Term.

4.2   DELIVERY

      The Aircraft will be delivered to and accepted by the Lessee, as lessee, (in a new condition as delivered by Boeing and/or BSC to the Beneficial Owner under the Purchase Agreement and the Purchase Agreement Assignment, at the Delivery Location, or such other location as may be agreed, on the Scheduled Delivery Date (subject to Clause 4.7) or on such other day as may be agreed.

4.3   CONDITION ON DELIVERY

      When the Aircraft is presented by the Lessor for acceptance by the Lessee under this Agreement:

      (a) it shall  comply in all  respects  with the  specification  set out in
          Schedule 1 or, if different, the Purchase Agreement;

      (b) it shall have been issued with a current valid Certificate of Airworthiness issued by the FAA; and

      (c) it shall be in such a condition as  to  permit immediate  operation by
          the  Lessee  in   the  United  States  under   U.S.  Federal  Aviation
          Regulation Part 121.

4.4   (INTENTIONALLY LEFT BLANK)

4.5   INDEMNITY

      (a) The Lessee will indemnify and hold harmless the Indemnitees from and against all Claims (as defined in Clause 10) arising from the death of, or injury to, any observer or any employee or agent of the Lessee in connection with any inspection of the Aircraft pursuant to (i) the Purchase Agreement and/or the Purchase Agreement Assignment and (ii) the Head Lease and the Aircraft Sale Agreement (which inspection and delivery procedures will be the same as those provided for under the Purchase Agreement and the Purchase Agreement Assignment).

      (b) The Lessor or the Beneficial Owner, as the case may be, will indemnify and hold harmless the Lessee from and against all Claims (as defined in Clause 10) arising from the death of, or injury to, any observer or any employee or agent of the Lessor or the Beneficial Owner in connection with any inspection of the Aircraft pursuant to (i) the Purchase Agreement and/or the Purchase Agreement Assignment and (ii) the Head Lease and the Aircraft Sale Agreement (which inspection and delivery procedures will be the same as those provided for under the Purchase Agreement and the Purchase Agreement Assignment).

4.6   ACCEPTANCE AND RISK

      (a) When the conditions precedent set forth in Clause 3.4 have been satisfied in full or waived by the Lessee and the Lessor has tendered the Aircraft to the Lessee in compliance with the conditions set forth in Clause 4.3, the Lessee shall immediately sign and deliver to the Lessor the Certificate of Acceptance. Delivery of the signed Certificate of Acceptance to the Lessor shall constitute conclusive evidence for all purposes that the Aircraft has been accepted by the Lessee for all purposes of this Agreement.

      (b) After acceptance by the Lessee, the Aircraft and every Part will be in every respect at the sole risk of the Lessee, who will bear all risk of loss, theft, damage or destruction to the Aircraft from any cause whatsoever.

4.7   DELAYED DELIVERY

      If owing to:

      (a) any seller, manufacturer or maintenance performer of the Aircraft delaying in the delivery of, or failing to deliver, the Aircraft to the Lessor for any reason (other than because of any default of the Beneficial Owner in the performance of its obligations under an agreement with that seller, manufacturer or maintenance performer (including, without limitation, the Purchase Agreement and/or the Purchase Agreement Assignment) unless the default arises from any act or omission of the Lessee whether or not in circumstances entitling that seller, manufacturer or maintenance performer to terminate that agreement); or

      (b) any Excusable Delay the Lessor delays in the delivery of, or fails to deliver, the Aircraft under this Agreement:

          (i) the Lessor will not be responsible for any losses, including loss of profit, costs or expenses arising from or in connection with the delay or failure suffered or incurred by the Lessee; and

          (ii)the Lessee will not be entitled to terminate this Agreement or to reject the Aircraft when tendered for delivery by the Lessor, on the grounds of any such delay; provided that this Agreement shall automatically terminate upon the termination of the Purchase Agreement prior to the Delivery Date and the Lessee shall have the right to terminate this Agreement upon the termination of the Purchase Agreement Assignment by the Beneficial Owner.

4.8   OPTIONS

      (a) Notwithstanding the other provisions of this Agreement, the Lessor hereby grants the Lessee the option (the "EXTENSION OPTION") to extend the Term for a period of twenty-four (24) months (the "PERIOD OF EXTENSION") provided that:

          (i) the Lessee shall give the Lessor notice in writing not later than the date eighteen (18) months prior to the Expiry Date (the "LESSEE EXTENSION NOTICE") of the Lessee's election to exercise the option, which Lessee Extension Notice, once given, shall be irrevocable; and

          (ii)no Significant Default or Event of Default shall have occurred and be continuing on the date that the Lessee Extension Notice is given or on the day before the Period of Extension commences.

      (b) In the event the Lessee does not exercise the Lessee Extension Option, the Lessor shall have the option (the "LESSOR EXTENSION OPTION") to extend the Term for a period of twenty-four (24) months (the "PERIOD OF EXTENSION"), provided that the Lessor shall give the Lessee notice in writing not later than the date twelve (12) months prior to the Expiry Date (the "LESSOR EXTENSION NOTICE") of the Lessor's election to exercise the option, which Lessor Extension Notice, once given, shall be irrevocable;

      Upon the exercise of the Lessee Extension Option or the Lessor Extension Option, all references in this Agreement to the Expiry Date shall be deemed to refer to the last day of the Period of Extension and all other terms and conditions of this Agreement shall remain in full force and effect.

5.    PAYMENTS

5.1   AIRCRAFT COMMITMENT FEE

      Lessee shall pay to the Lessor a Commitment Fee in the amount and in accordance with the schedule set forth in Letter Agreement No. 1:

      The Commitment Fee shall be returned to the Lessee five Business Days following the Expiry Date, but not before the Lessee shall have completely performed all of its obligations then due under this Agreement. If the Commitment Fee is in the form of cash, interest shall accrue on the Commitment Fee at six months (6 months) LIBOR minus 1.00 % and shall be payable to the Lessee together with the Commitment Fee unless any Event of

      Default occurs and is continuing at such time, in which case, such interest shall be paid to the Lessee at such time as all amounts then due from the Lessee to the Lessor hereunder shall have been paid in full.

      At the Lessor's option, payment of the Commitment Fee may take the form of the provision by the Lessee to the Lessor of a Letter of Credit, and in such case, the Lessor agrees to exchange such Letter of Credit for a new Letter of Credit in an appropriately reduced amount if and when the Commitment Fee is reduced as provided in this Clause 5.1; provided that the Lessee shall have the right to maintain the Commitment Fee in the form of cash, subject to the conditions set forth in Clause 5.15(a).

5.2   RENTAL PERIODS

      The first Rental Period shall commence on the Delivery Date and each subsequent Rental Period shall commence on the date succeeding the last day of the previous Rental Period. Each Rental Period shall end on the date immediately preceding the day in the next month numerically corresponding to the first day of such Rental Period except that:

      (a) if there is no such numerically corresponding day in that month, it shall end on the last day of that month; and

      (b) if a Rental Period would otherwise overrun the Expiry Date, it shall end on the Expiry Date.

5.3   RENT

      (a) TIME OF PAYMENT: the Lessee shall pay to the Lessor or its order Rent in advance on each Rent Date. Payment must be initiated adequately in advance of the Rent Date to ensure that the Lessor receives credit for the payment on the Rent Date.

      (b) AMOUNT: The Rent payable in respect of each Rental Period will be calculated as set forth in Letter Agreement No. 1.

      (c) RELEVANT PERIODS: The Term will be divided into successive periods ("RELEVANT PERIODS"), the first of which will begin on the Delivery Date and end on the date immediately preceding the numerically corresponding day in the 6th calendar month after the Delivery Date. Each succeeding Relevant Period shall be of six months (6 months) duration commencing on the date succeeding the last day of the preceding Relevant Period, save that if any Relevant Period would otherwise end on a day which is not a Business Day, that Relevant Period shall end on the immediately preceding Business Day.

5.4   SUPPLEMENTAL RENT

      (a) AMOUNT: the Lessee will also pay to the Lessor Supplemental Rent in relation to each Rental Period (including without limitation the last Rental Period of the Term) on the 15th day following the end of that Rental Period:

          (i) in respect of the Airframe, the applicable amount set forth in Letter Agreement No. 1 for each Flight Hour flown by the Aircraft during that Rental Period ("AIRFRAME SUPPLEMENTAL Rent"); and

          (ii)in respect of each Engine, the applicable amount set forth in Letter Agreement No. 1 for each Flight Hour operated by that Engine during that Rental Period ("ENGINE SUPPLEMENTAL RENT"); and

          (iii) in respect of each Engine's LLPs, the applicable amount set forth in Letter Agreement No. 1 for each Flight Cycle operated by the Engine on which the Engine LLP's are installed (taken as a whole in relation to that Engine) during that Rental Period ("ENGINE LLP SUPPLEMENTAL RENT"); and

          (iv)in respect of the Landing Gear, the applicable amount set forth in Letter Agreement No. 1 for each Flight Hour operated by the Landing Gear during that Rental Period ("LANDING GEAR SUPPLEMENTAL RENT").

      (b) ADJUSTMENT: On each anniversary of the Delivery Date, the Lessor and the Lessee shall adjust the amount of the Supplemental Rent as set forth in Letter Agreement No. 1.

5.5   PAYMENTS
      (a) All payments by the Lessee to the Lessor under this Agreement will be made for value on the due date, for the full amount due, in Dollars and in same day funds, settled through the New York Clearing House System or such other funds as may for the time being be customary for the settlement in New York City of international payments in Dollars by telegraphic transfer to the following account:

          (i) Morgan Guaranty Trust Company, 23 Wall Street, New York, NY 10260-0023, for the account of the Bank of Ireland, Group
              Treasury, Dublin (Account No: 65919429), to be credited to Sunrock Aircraft Corporation Limited (Account No: 1422592); and

      (b) if any Rent or other payment would otherwise become due on a day which is not a Business Day, it shall be due on the immediately succeeding Business Day.

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


5.6   GROSS-UP

      (a) All payments by the Lessee under or in connection with this Agreement will be made without set-off or counterclaim, free and clear of and without deduction or withholding for or on account of all Taxes.

      (b) All Taxes (other than Lessor Taxes) in respect of payments under this Agreement shall be for the account of the Lessee.

      (c) If the Lessee is compelled by law to make payment to the Lessor under or in connection with this Agreement subject to any Tax and the Lessor does not actually receive for its own benefit on the due date a net amount equal to the full amount provided for under this Agreement, the Lessee will pay all necessary additional amounts to ensure receipt by the Lessor of the full amount so provided for.

5.7   TAXATION

      (a) The Lessee will on demand pay and indemnify each Indemnitee against all Taxes (other than Lessor Taxes) levied or imposed against or upon the Indemnitee or the Lessee or on any payments to such Indemnitee or imposed against the Aircraft, any Engine or any Part and relating to or attributable to the Lessee, this Agreement or the Aircraft, any Engine or any Part directly or indirectly in connection with the importation, exportation, registration, abandonment, ownership, leasing, sub-leasing, pooling, purchase, delivery, possession, use, operation, repair, condition, maintenance, modification, overhaul, transportation, landing, storage, presence, transfer of title, other disposition or redelivery of the Aircraft or any part thereof or any rent, receipts, insurance proceeds, income or other amounts arising therefrom or otherwise with respect to the transactions contemplated hereby and the performance by the parties under this Agreement and the related operative documents.

      (b) If an Indemnitee shall actually realize any Tax savings (by way of refund, deduction or credit) in respect of any amount with respect to which the Lessee shall have made a payment (or increased payment) pursuant to Clause 5.6, 5.10 or 8.4, or shall have indemnified such Indemnitee pursuant to sub-clause (a) above, and such Tax savings shall not have been taken into account previously in calculating any indemnity payment made by the Lessee, then such Indemnitee shall pay to the Lessee the amount of such Tax savings (together with, in the case of a refund, any interest received thereon) PROVIDED HOWEVER that such Indemnitee shall not be obliged to make any payment to the Lessee pursuant to this sub-clause (b) to the extent that the amount of any Tax savings in respect of which such payment is to be made (other than any portion thereof comprising interest on a refund) would exceed the aggregate amount of all prior payments made by the Lessee to, on behalf of, or as indemnification of, such Indemnitee under this
          Agreement for Taxes less the amount of all prior payments made pursuant to this sub-clause (b) in respect of such Tax savings and PROVIDED FURTHER that should any Tax savings with respect to which an Indemnitee shall have made a payment under this Clause 5.7 subsequently be disallowed or reduced, the Lessee shall, on demand, refund such amount together with interest at LIBOR from the date which is the later of the date of disallowance or the date payment was demanded. Such Indemnitee shall have the right to arrange its Tax affairs in whatever manner it sees fit; provided that each Indemnitee shall act in good faith to claim any refund, deduction or credit to which it is entitled and which, if allowed by the applicable taxing authority, would result in a required payment from such Indemnitee to the Lessee or a reduction in the amount of a payment to such Indemnitee from the Lessee under this Clause 5 and would not adversely affect such Indemnitee. Except to the extent provided in Clause 5.9 or Clause 5.16, the Lessee shall not have the right to require any Indemnitee to disclose its Tax filing information.

      (c) The Lessee shall hold each Indemnitee harmless on an After Tax Basis for any Taxes that result in whole or in part from any acts of the Lessee or a permitted user under Clauses 8.15 and 8.16.

      (d) The Provisions of this Clause 5.7 and Clauses 5.8, 5.9, 5.10, 5.12, 5.16, 8.15 and 8.16 shall survive the termination of this Agreement and the related operative documents, and shall continue in full force and effect beyond the Expiry Date.

5.8   VALUE ADDED TAX

      (a) For the purposes of this sub-clause:

          (i) "VAT" means value added tax and any sales or turnover tax, imposition or levy of a like nature (other than Lessor Taxes);

          (ii)"SUPPLY" includes anything on which VAT is chargeable.

      (b) The Lessee will pay to the Lessor or the Trust Company, as the case may be, the amount of any VAT chargeable in respect of any supply for VAT purposes under this Agreement.

      (c) Each amount stated as payable by the Lessee under this Agreement is exclusive of VAT (if any) and is, accordingly, to be construed as a reference to that amount plus any VAT in respect of it.

5.9 INFORMATION If the Lessee is required by any applicable law, by the Lessor, the Trust Company or the Beneficial Owner or by any third party, to deliver any report or return in connection with any Taxes, the Lessee will duly complete the same and, in particular, will not state or imply therein that the Lessee is not exclusively responsible for the use and operation of the Aircraft and for the Taxes (other than Lessor Taxes) arising therefrom or take any position inconsistent with the Lessor's status as the owner of the Aircraft for the United States tax purposes, and the Lessee will, on reasonable request, supply a copy of the report or return to the Lessor, the Trust Company or the Beneficial Owner, as the case may be. The Lessor, the Trust Company and the Beneficial Owner shall provide to the Lessee such information within their possession or control as is reasonably requested by the Lessee and necessary for the proper completion of any such report or return and the Lessee shall (except to the extent incorporated in such report or return, or necessary to the verification process described in Clause 5.16 or otherwise as the Lessor, the Trust Company or the Beneficial Owner, as the case may be, shall expressly permit in writing after the Lessee's request setting forth in detail the reasons disclosure is otherwise necessary) keep all such information strictly confidential.

5.10  TAXATION OF INDEMNITY PAYMENTS

      (a) If and to the extent that any sums payable to an Indemnitee by the Lessee under this Agreement by way of indemnity are insufficient, by reason of any Taxes payable in respect of those sums, for the Indemnitee to discharge the corresponding liability to the relevant third party (including any taxation authority), or to reimburse the Indemnitee for the cost incurred by it to a third party (including any taxation authority), in each case after taking into account any Tax benefits actually realized by the Indemnitee (whether in the form of credits, deductions or otherwise) as a result of the matter indemnified against, the Lessee will pay to the Indemnitee such sum as will, after the tax liability has been fully satisfied, leave the Indemnitee with the same amount as it would have been entitled to receive in the absence of that liability, together with interest on the amount of the deficit at the Default Rate in respect of the period commencing on the date on which the payment of taxation is due (or, if later, the date the Lessee receives notice from the Indemnitee of the amount of such deficit) until payment by the Lessee.

      (b) If and to the extent that any sums constituting (directly or indirectly) an indemnity to an Indemnitee but paid by the Lessee to any person other than the Indemnitee are treated as taxable in the hands of the Indemnitee, the Lessee will pay to the Indemnitee such sum as will, after the tax liability (computed by taking into account any Tax benefits actually realised by the Indemnitee (whether in the form of credits, deductions or otherwise) as a result of the payment to such other person) has been fully satisfied, indemnify the Indemnitee to the same extent as it would have been indemnified in the absence of such liability, together with interest on the amount payable by the Lessee under this sub-clause (b) at: (i) LIBOR in respect of the period commencing on the date on which the payment of taxation is due through and including the date which is five (5) days after demand for such payment by the Indemnitee and (ii) the Default Rate thereafter until payment by the Lessee.

5.11  DEFAULT INTEREST

      If the Lessee or any Indemnitee fails to pay the other any amount payable under this Agreement on the due date, such non-performing party will pay on demand from time to time to the party entitled to such payment interest (both before and after judgment) on the amount, from the due date to the day of payment in full, at the rate of one month Dollar LIBOR plus 300 basis points (the "DEFAULT RATE").

      All such interest will be compounded monthly and calculated on the basis of the actual number of days elapsed and on a 365 day year.

5.12  CONTEST

      If a claim is made against any Indemnitee for any Taxes for which the Indemnitee intends to seek indemnification hereunder, the Indemnitee shall promptly notify the Lessee. If requested by the Lessee in writing and provided that no Event of Default is then continuing, the Indemnitee shall at the expense of the Lessee (including without limitation, all costs, expenses, losses, legal and accounting fees and disbursements incurred by the Indemnitee reasonably allocable to such contest) in good faith contest or, at the Lessee's request, if permitted by applicable law, permit the Lessee to contest (and in such case, provide all reasonable cooperation to the Lessee) the validity, applicability or amount of such Taxes by (A) resisting payment thereof if practicable, (B) paying the same under protest, if protest is necessary and proper, or (C) if payment be made, using reasonable efforts to obtain a refund thereof, in appropriate administrative and judicial proceedings (including, without limitation, by pursuit of available appeals if requested by the Lessee and if the Lessee provides the Indemnitee with an opinion of outside counsel (at the expense of the Lessee) that such appeal has a realistic possibility of success; provided that no appeal shall be required to be taken to the United States Supreme Court). In any case in which the Indemnitee shall determine to pursue the contest by payment of the Tax, the Lessee shall advance, on an interest free basis and at no net after tax cost to the Indemnitee, the amount of the Tax and any interest, penalties or additions to Tax required to be paid as a precondition to such contest. The Indemnitee shall consult with the Lessee in good faith regarding the manner of contesting such claim and shall keep the Lessee reasonably informed regarding the progress of such contest and shall not release, settle, compromise or abandon the contest of the Tax without the consent of the Lessee, such consent not to be unreasonably withheld or delayed. If the Indemnitee shall obtain a refund of or be entitled to a credit against other liability for all or any part of such Taxes paid by the Lessee, the Indemnitee shall pay the Lessee the amount of such refund attributable to such Taxes paid by the Lessee, after deducting any costs and expenses that were incurred by the Indemnitee in connection therewith; provided that such amount shall not be payable before such time as the Lessee shall have made all payments and indemnities then due to the Indemnitee hereunder. If in addition to such refund the Indemnitee shall receive an amount representing interest on the amount of such refund, the Lessee shall be paid that proportion of such interest which is fairly attributable to Taxes paid by the Lessee prior to the receipt of such refund; provided, however, that no amount shall be payable under this or the preceding sentence during any period in which an Event of Default has occurred and is continuing. If the Indemnitee receives an award of attorneys' fees in a contest for which the Lessee has paid an allocable portion of the contest expenses, the Indemnitee shall pay to the Lessee the same proportion of the amount of such award as the amount of attorneys' fees paid or reimbursed by the Lessee bears to the total amount of the attorneys' fees actually incurred by the Indemnitee in conducting such contest.

      Notwithstanding the foregoing, neither the Lessor nor the Trust Company shall be required to contest a Tax if the action to be taken creates a material danger of sale, forfeiture, loss or creation of a lien on the Aircraft, the Airframe, any Engine or any Part or on the Lessor (or Head Lessee's) interest therein, and shall not be obligated to continue the contest of any Tax if (i) the Lessee has failed to pay, as and to the extent provided above, the expenses of such contest incurred by the Lessor or (ii) an Event of Default has occurred and is then continuing, unless such contest is being conducted as a claim for refund or the Lessee has provided security for the contested Tax liability satisfactory to the Lessor or the Trust Company, as the case may be.

      Notwithstanding the foregoing, neither the Lessor nor the Trust Company will be required to contest the imposition of any Taxes and shall be permitted to settle or compromise any claim without the Lessee's consent if the Lessor or the Trust Company, as the case may be, (i) shall waive its right to indemnity under Clauses 5.6, 5.7, 5.10 and 8.4 with respect to such Taxes (and any directly related claim and any claim the outcome of which is determined based upon the outcome of such claim) and (ii) shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Clause 5.12 with respect to such Tax other than, in the case of a contest conducted by means of payment of the Tax, the amount of the Tax.

5.13  ABSOLUTE

      The Lessee's obligations under this Agreement, including its obligations to pay Rent and Agreed Value, are, subject to the Lessor's compliance with its covenant of quiet enjoyment as specifically set forth in Clause 7.1 hereof and the Beneficial Owner's compliance with its undertakings as set forth in the letter of Quiet Enjoyment delivered to the Lessee, absolute and unconditional irrespective of any contingency whatever including (but not limited to):

      (a) any right of set-off, counterclaim, recoupment, defence or other right which either party to this Agreement may have against the other;

      (b) any unavailability of the Aircraft for any reason, including, but not limited to, a requisition of the Aircraft for any prohibition or interruption of or interference with or other restriction against the Lessee's use, operation or possession of the Aircraft;

      (c) any lack or invalidity of title or any other defect in title (provided always that such lack or invalidity of title or other defect does not result in the Lessee being deprived of its possession of the Aircraft), airworthiness, merchantability, fitness for any purpose, condition, design, or operation of any kind or nature of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or any Total Loss in respect of or any damage to the Aircraft;

      (d) any insolvency, bankruptcy, reorganization, arrangement readjustment of debt, dissolution, liquidation or similar proceedings by or against the Lessor or the Lessee;

      (e) any invalidity or unenforceability or lack of due authorization of, or other defect in, this Agreement;

      (f) any other cause which, but for this provision, would or might otherwise have the effect of terminating or in any way affecting any obligation of the Lessee under this Agreement.

      PROVIDED ALWAYS that this Clause 5.13 shall be without prejudice to the Lessee's right to claim damages and/or other relief from the courts in the event of any breach by the Lessor of its obligations under this Agreement, or in the event that, as a result of any lack or invalidity of title to the Aircraft on the part of the Holder of Legal Title, the Lessee is deprived of its possession of the Aircraft.

5.14  LESSOR'S MONEYS

      (a) It is intended by the Lessor and the Lessee that the Commitment Fee payable by the Lessee to the Lessor pursuant to Clause 5.1 and the Supplemental Rent are amounts paid by the Lessee to the Lessor in consideration for the Lessor removing the Aircraft from the market, the use of the Aircraft by the Lessee and the satisfaction of the Lessor's obligations under this Agreement and that, once paid, those moneys, as well as any interest earned thereon or other proceeds thereof, irrevocably and unconditionally shall be the property of the Lessor, and the Lessor may commingle with its other funds all funds paid by the Lessee under Clause 5.1 and this Clause. Notwithstanding that stated intent, if and to the extent that those moneys or any part thereof, under any applicable law or otherwise, are determined to be security deposits or otherwise the property of the Lessee or if it is so determined those moneys are a debt owed to the Lessee or that the Lessee shall have any interest in those moneys (the "LESSOR'S MONEYS"), the parties agree that subclauses (b) and (c) below shall apply.

      (b) To the fullest extent permitted by law and by way of continuing security the Lessee charges and grants a security interest in the Lessor's Moneys and all rights of the Lessee to payment thereof, the debt represented thereby and all interest thereon and/or any and all interest of the Lessee therein to the Lessor by way of first priority security interest and first fixed charge as security for the Lessee's obligations and liability under this Agreement (the "LESSEE'S LIABILITIES"). Except as expressly permitted under this Agreement, the Lessee will not be entitled to payment of the Lessor's Moneys. The Lessee will not assign, transfer or otherwise dispose of all or part of its rights or interest in the Lessor's Moneys and the Lessee agrees that it will enter into any additional documents and instruments necessary or reasonably requested by Lessor to evidence, create or perfect the Lessor's rights to the Lessor's Moneys.

      (c) If a Significant Default or an Event of Default has occurred and is continuing the Lessor may immediately or at any time thereafter, so long as such Significant Default or Event of Default is continuing, without prior notice to the Lessee:

          (i) set-off all or any part of the Lessee's Liabilities then due and owing against the liabilities of the Lessor in respect of the Lessor's Moneys; or

          (ii)apply or appropriate the Lessor's Moneys in or towards the payment or discharge of the Lessee's Liabilities then due and owing in such order as the Lessor sees fit.

5.15  LETTER OF CREDIT

      (a) If an Event of Default occurs and for as long as it continues, the Lessor may (but shall not be obliged to) call on the Letter of Credit and use or apply the proceeds in or towards satisfaction of any sums due and payable to the Lessor under this Agreement or to compensate the Lessor for any sums which it advances or expends as a result of any such Event of Default. Notwithstanding any such use or application by the Lessor, the Lessee shall remain in default under this Agreement until the full amount owed by the Lessee, including interest accrued thereon pursuant to Clause 5.11, shall have been paid to the Lessor, subject to the conditions set forth in the immediately following paragraph, as a cash portion of the Commitment Fee or the Lessee procures the issue of a new Letter of Credit acceptable to the Lessor for an amount equal to the amount so used or applied and pays to the Lessor an amount equal to the excess, if any, of (i) the amount so advanced or expended by the Lessor plus interest accrued thereon pursuant to Clause 5.11 over (ii) the amount of the Letter of Credit proceeds drawn by the Lessor and so used or applied.

          Notwithstanding the foregoing, if, and to the extent that, the form of a new Letter of Credit procured or proposed by the Lessee in accordance with this Agreement (using its best efforts and acting in good faith to procure a new Letter of Credit to the Lessor's satisfaction), is deemed unsatisfactory by the Lessor, the Lessee shall have the right to pay the equivalent amount to the Lessor in cash as a cash portion of the Commitment Fee.

      (b) The Letter of Credit applicable at the Expiry Date shall not expire until 45 days after the scheduled Expiry Date.

      (c) The Letter of Credit shall be returned to the Lessee within 20 Business Days of:

          (i) redelivery of the Aircraft to the Lessor in the condition required by Clause 12 of, and Schedule 3 to, this Agreement; or

          (ii)receipt by the Lessor of the Agreed Value following a Total Loss and all other amounts due under Clause 11.1(b); or

          in either case, at such later time that the Lessee has paid to the Lessor all amounts which are then outstanding or will be payable under this Agreement, PROVIDED ALWAYS that the Lessor shall not be obliged to return the Letter of Credit if and for so long as, at the relevant time, an Event of Default shall have occurred and be continuing under Clause 13.1(g) or (h).

5.16  VERIFICATION

      At the Lessee's request, the computation of any amount owed by the Lessee or any amount owed to the Lessee pursuant to Clause 5 or Clause 10 hereof shall be verified and certified by an independent public accounting firm selected by the Lessor and reasonably satisfactory to the Lessee (which shall be a firm other than one typically employed by the Lessor respecting its tax matters and other than the firm originally preparing or previously reviewing the computation subject to verification). Such verification shall be binding on both the Lessee and the Lessor absent manifest error. The costs of such verification (including the fee of such public accounting firm) shall be borne by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of the greater of (i) 5% or more of the payment as computed by the Lessor, and (ii) the costs of such verification in which case the costs shall be paid by the Lessor. The Lessor and the Lessee shall provide to such public accounting firm all information within its possession or control that is reasonably necessary for such verification and such firm shall keep all such information strictly confidential, and shall not provide either the Lessor or the Lessee access to any information provided by the other to such firm for purposes of such verification.

6.    MANUFACTURER'S WARRANTIES

6.1   ASSIGNMENT

      Notwithstanding this Agreement, except as provided in this Clause 6.1 and Clause 6.2, the Lessor will remain entitled to the benefit of each warranty, express or implied, and any unexpired customer and/or product support given or provided in respect of the Aircraft, any Engine or Part by any manufacturer, vendor, maintenance performer, subcontractor or supplier. Unless a Significant Default or an Event of Default shall have occurred and be continuing, the Lessor hereby assigns to the Lessee and authorizes the Lessee to exercise such rights as the Lessor may have thereunder and the Lessee agrees to diligently pursue, to the extent deemed commercially reasonable, any such claim which arises at its own cost. The Lessee will notify the Lessor promptly upon becoming aware of any such claim. The Lessor will provide such assistance to the Lessee in making a claim under any such warranties or customer and/or product support as the Lessee may reasonably request, and, if requested by the Lessee and at the Lessee's expense, will pursue a claim in its own name where the relevant manufacturer, vendor, maintenance performer, subcontractor or supplier has refused to acknowledge the Lessee's right to pursue that claim. Where the Lessee has exercised its option not to pursue a claim on the basis that it is not commercially reasonable, the Lessee shall, at no out-of-pocket expense to the Lessee, provide the Lessor all information and technical support as reasonably requested by the Lessor in order for the Lessor to pursue such claim at its own expense.

6.2   PROCEEDS

      The Lessee covenants and agrees to apply any proceeds of any claims assigned to the Lessee by the Lessor under Clause 6.1 to remedy the defect, if any, in the Aircraft, any Engine or any Part giving rise to such claim if and to the extent that such defect has not already been remedied. So long as no Significant Default or Event of Default has occurred and is continuing and this Agreement has not terminated, the Lessor agrees to cooperate with the Lessee to cause any proceeds from any rights assigned by the Lessor to the Lessee under Clause 6.1 to be paid directly to the Lessee, and, if any such proceeds are nonetheless paid to the Lessor, the Lessor agrees to remit promptly such proceeds to the Lessee. However, upon the occurrence of an Event of Default or termination of this Agreement, whichever occurs earlier, the Lessor may immediately:

      (a) retain any such proceeds previously paid to the Lessor which would have been remitted to the Lessee under this Clause 6.2 absent such Event of Default; and

      (b) seek to cause any proceeds of any pending claims to be paid to the Lessor, rather than to the Lessee; and

      (c) seek recovery from the Lessee the proceeds of any such claims previously paid to the Lessee to the extent that such claims relate to any defect in the Aircraft, any Engine or any part not fully and completely rectified by the Lessee before such Event of Default or termination.

      Provided, however, that if payment of any such proceeds to the Lessee is withheld due to one or more Events of Default, such proceeds shall be paid or remitted to the Lessee after all Events of Default are cured.

6.3   PARTS
      Except to the extent the Lessor otherwise agrees in a particular case, the Lessee will procure that all engines, components, furnishings or equipment provided by the manufacturer, vendor, maintenance performer, subcontractor or supplier as a replacement for a defective Engine or Part pursuant to the terms of any warranty or customer and/or product support arrangement comply with Clause 8.13(a), are installed on the Aircraft promptly and that title thereto vests in the Holder of Legal Title in accordance with Clause 8.17(a). On installation those items will be deemed to be an Engine or Part, as applicable.

6.4   AGREEMENT

      To the extent any warranties or customer and/or product support relating to the Aircraft are made available under an agreement between any manufacturer, vendor, maintenance performer, subcontractor or supplier and the Lessee, this Clause 6 is subject to that agreement.
      However the Lessee will:

      (a) pay the proceeds of any claim thereunder to the Lessor to the extent such proceeds would not be payable to the Lessee pursuant to Clause
          6.2 and, pending such payment, will hold the claim and the proceeds on trust for the Lessor; and

      (b) the Lessee will take all such steps as are necessary at the end of the Term to ensure the benefit of any of those warranties or customer and/or product support which have not expired are vested in the Lessor.

7.    LESSOR'S COVENANTS AND DISCLAIMERS

7.1   QUIET ENJOYMENT

      The Lessor covenants that neither the Lessor nor any person or entity lawfully claiming by or through the Lessor will interfere with the quiet use, possession and enjoyment of the Aircraft by the Lessee or the exercise by the Lessee in accordance with this Agreement of its rights with respect to the Aircraft and all rents, revenues, profits and income therefrom; provided, however, that the exercise by the Lessor of its rights in accordance with this Agreement will not constitute such an interference.

7.2   MAINTENANCE CONTRIBUTION

      Provided no Significant Default or Event of Default has occurred and is continuing (but in such case, at such time as such Significant Default or Event of Default is no longer continuing), the Lessor will pay to the Lessee, by way of contribution to the cost of maintenance of the Aircraft, within 14 days after submission by the Lessee to the Lessor of an invoice and supporting documentation reasonably satisfactory to the Lessor evidencing:

      (a) with respect to the Airframe, the completion, in accordance with this Agreement, of those items of maintenance characterized by the manufacturer's maintenance planning document as "Structural C-7" Check, as defined by the Agreed Maintenance Programme, (or equivalent) (but not including repairs arising as the result of operational or maintenance mishandling or accidental damage), the lesser of (i) the amount of that invoice and (ii) an amount equal to the aggregate amount of Airframe Supplemental Rent paid under this Agreement, LESS the aggregate amount previously paid by the Lessor under this sub-clause (a);

      (b) with respect to any Engine, the performance, in accordance with this Agreement, of all shop visits requiring an off-wing teardown and/or disassembly and resulting in the refurbishment and restoration of operating performance and/or the replacement of Engine LLP's (other than (aa) the repairs of foreign object damage or damage resulting from operational or from maintenance mishandling except to the extent such overhaul or replacement results in the refurbishment or "betterment" of the Engine and/or (bb) removal, installation, maintenance and repair of QEC (Quick Engine Change) kits), the lesser of (i) the amount of that invoice and (ii) an amount equal to the aggregate amount of Engine Supplemental Rent paid in respect of that Engine under this Agreement, LESS the aggregate amount previously paid in respect of that Engine by the Lessor under this sub-clause (b); and

      (c) with respect to any Engine LLP's, the performance, in accordance with this Agreement, of all work on such Engine LLP's, including overhaul or replacement (other than overhaul or replacement of foreign object damage or operational or maintenance mishandling except to the extent such overhaul or replacement results in the refurbishment or "betterment" of the Engine), the lesser of (i) the amount of that invoice and (ii) an amount equal to the aggregate amount of Engine LLP Supplemental Rent paid under this Agreement (in respect of such Engine), LESS the aggregate amount previously paid in respect of the overhaul or replacement of Engine LLP's by the Lessor in respect of such Engine under this sub-clause (c);

      (d) with respect to the Landing Gear, the performance in accordance with this Agreement, of all work on the Landing Gear in the nature of overhaul and requiring removal and disassembly (other than the repair of damage arising as the result of operational or maintenance mishandling or accident), the lesser of (i) the amount of that invoice and (ii) an amount equal to the aggregate amount of Landing Gear Supplemental Rent paid under this Agreement, LESS the aggregate amount previously paid by the Lessor under this sub-clause (d); and

      (e) with respect to the cost of incorporation of airworthiness directives, the contributions pursuant to the formula and in accordance with the terms as set forth in Letter Agreement No. 1.

      Notwithstanding the above provisions of this Clause 7.2, the Lessee shall not be entitled to receive any such contributions in respect of the cost of the incorporation of airworthiness directives and mandatory modifications to the extent paid by insurance or a warranty claim.

7.3   THE LESSOR'S OBLIGATIONS FOLLOWING EXPIRY DATE

      So long as no Significant Default or Event of Default has occurred and is continuing, within 3 Business Days of:

      (a) redelivery of the Aircraft to the Lessor in accordance with and in the condition required by this Agreement; or

      (b) payment to the Lessor of the Agreed Value following a Total Loss after Delivery,

      the Lessor will pay to the Lessee:

          (i) by way of (A) rebate of the Commitment Fee that is in the form of cash, an amount equal to the sums paid by the Lessee pursuant to Clause 5.1 (and not otherwise applied by the Lessor pursuant to Clause 5.14(c) plus interest accrued thereon pursuant to Clause 5.1) or (B) if the Commitment Fee is in the form of a Letter of Credit, returning the Letter of Credit, net of any amounts drawn pursuant to Clause 5.14(c);

          (ii)the amount of any Rent received in respect of any period falling after the date of redelivery of the Aircraft or payment of the Agreed Value, as the case may be; and

          (iii) in the case of a Total Loss only, by way of further contribution to the cost of maintenance of the Aircraft, an amount equal to the amount by which the aggregate amount of Supplemental Rent paid by the Lessee exceeds the aggregate amount paid by the Lessor under Clause 7.2 (other than paragraph (e) thereof).

      (c) anything in this Agreement to the contrary notwithstanding, in the event that any amount otherwise payable to the Lessee is retained by the Lessor as the result of the occurrence of a Significant Default or an Event of Default hereunder, the Lessor shall pay such amount to the Lessee at such time as such Significant Default or Event of Default is no longer continuing and, in the event that the Significant Default or the Event of Default giving rise to the Lessor's right to retain such amount constitutes a default in the payment of money owed by the Lessee to the Lessor and the aggregate amount so retained by the Lessor (the "Retained Amount") equals or exceeds the amount which is the subject of such payment default (the "Default Amount"), the Lessor shall deduct from the Retained Amount an amount equal to the Default Amount (and such deduction shall constitute payment by the Lessee of the payment obligations which is the subject of the Significant Default or the Event of Default) and shall pay over to the Lessee the amount, if any, equal to the balance of the Retained Amount.

7.4 EXCLUSION EXCEPT AS PROVIDED IN CLAUSE 4.3, THE AIRCRAFT IS TO BE LEASED AND DELIVERED HEREUNDER "AS IS, WHERE IS" AND THE LESSEE AGREES AND ACKNOWLEDGES THAT, SAVE AS EXPRESSLY STATED IN THIS AGREEMENT, THE LESSOR WILL HAVE NO LIABILITY IN RELATION TO, AND THE LESSOR HAS NOT AND WILL NOT BE DEEMED TO HAVE MADE OR GIVEN (WHETHER BY VIRTUE OF HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS AGREEMENT AND THE RELATED DOCUMENTS OR OTHERWISE), ANY WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING BUT NOT LIMITED TO:

      (a) THE TITLE, AIRWORTHINESS, COMPLIANCE WITH SPECIFICATIONS, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INTERFERENCE OR INFRINGEMENT OR THE LIKE, FITNESS FOR ANY PARTICULAR USE OR PURPOSE, VALUE, DURABILITY, CONDITION, OR DESIGN, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP, THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY

          WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE) WITH RESPECT TO THE AIRCRAFT, ANY ENGINE OR ANY PART; OR

      (b) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED, OR STRICT LIABILITY OR OTHERWISE, FOR:

          (i) ANY LIABILITY, LOSS OR DAMAGE (INCLUDING ANY LIABILITY OF THE LESSEE TO ANY THIRD PARTY) CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN;

          (ii)THE USE, OPERATION, OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO;

          (iii)ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED ANTICIPATED PROFITS OR CONSEQUENTIAL DAMAGES;

          (iv)THE   DELIVERY,   OPERATION,   SERVICING,   MAINTENANCE,   REPAIR,
              IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT, ANY ENGINE OR ANY PART; OR

          (v) ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

7.5   LESSEE'S WAIVER

      THE LESSEE HEREBY WAIVES, AS BETWEEN ITSELF AND THE LESSOR, ALL ITS RIGHTS IN RESPECT OF ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ON THE PART OF THE LESSOR AND ALL CLAIMS AGAINST THE LESSOR HOWSOEVER AND WHENEVER ARISING AT ANY TIME IN RESPECT OF OR OUT OF THE OPERATION OF THE AIRCRAFT EXCEPT TO THE EXTENT ARISING UNDER WARRANTIES OR REPRESENTATIONS IN CLAUSE 2.4 OR ARISING UNDER ANY MANUFACTURER'S WARRANTY, CUSTOMER SUPPORT AGREEMENT OR PRODUCT SUPPORT AGREEMENT DESCRIBED IN CLAUSE 6 HEREOF.

7.6   LESSEE'S CONFIRMATION

      LESSEE  CONFIRMS THAT  IT IS FULLY  AWARE OF THE PROVISIONS OF CLAUSES 7.4
      AND  7.5  AND  ACKNOWLEDGES  THAT   RENT  AND  OTHER  AMOUNTS   HAVE  BEEN
      CALCULATED NOTWITHSTANDING ITS PROVISIONS.

8.    LESSEE'S COVENANTS

8.1   DURATION

      The undertakings in this Clause and in Clause 12 will:

      (a) except as otherwise stated in this Agreement, be performed at the expense of the Lessee; and

      (b) remain in force until redelivery of the Aircraft to the Lessor in accordance with this Agreement and thereafter to the extent of any accrued rights of the Lessor in relation to those undertakings.

8.2   INFORMATION

      The Lessee will:

      (a) notify the Lessor forthwith of the occurrence of any Significant Default or Event of Default;

      (b) furnish to the Lessor on a confidential basis:

          (i) upon request, the unaudited consolidated management accounts of the Lessee (comprising a balance sheet and profit and loss statement) prepared for the most recent previous financial quarter;

          (ii)as soon as available but not in any event later than 120 days after the last day of each financial year of the Lessee, its audited consolidated balance sheet as of such day and its audited consolidated profit and loss statement for the year ending on such day;

          (iii) at the same time as it is issued to the shareholders or creditors of the Lessee, a copy of each notice or circular issued to the Lessee's shareholders or creditors as a group with respect to the Lessee's financial condition or the taking of any action which may reasonably be expected to materially and adversely affect the Lessee's ability to perform its obligations hereunder; and

          (iv)on request from time to time such other information regarding the Lessee and its business and affairs as the Lessor may reasonably request;

      (c) keep the Lessor informed as to current serial numbers of the Engines and any engine installed on the Aircraft;

      (d) promptly furnish to the Lessor all information which the Lessor from time to time reasonably requests regarding the Aircraft, any Engine or any Part, its use, location and condition including, without limitation, the hours available on the Aircraft and any Engine until the next scheduled check, inspection, overhaul or shop visit, as the case may be;

      (e) within 20 days after the end of any Rental Period, furnish to the Lessor, evidence reasonably satisfactory to the Lessor of payment of all Taxes (other than Lessor Taxes) due during that or any previous Rental Period, and promptly upon receipt from a taxing authority, forward to the Lessor or the Beneficial Owner notice of any assessment or proposed assessment of any Lessor Tax;

      (f) on request, furnish to the Lessor evidence reasonably satisfactory to the Lessor that all Taxes and charges incurred by the Lessee with respect to the Aircraft have been paid and discharged in full;

      (g) provide the Lessor within 15 days after the end of each Rental Period with a monthly report on the Aircraft and each Engine in the form set out in Schedule 9 or such other form as the Lessor may, from time to time, reasonably require;

      (h) give the Lessor not less than 60 days' written notice as to the time and location of all Major Checks;

      (i) promptly notify the Lessor of:

          (i) any loss, theft, damage or destruction to the Aircraft, any Engine or any Part, or any modification to the Aircraft if the reasonably expected cost may exceed the Damage Notification Threshold; and

          (ii)any claim or other occurrence likely to give rise to a material recovery under the public liability Insurances and details of any negotiations with the insurance brokers over any such claim.

8.3   LAWFUL AND SAFE OPERATION

      The Lessee shall (and shall cause any Permitted Sublessee to):

      (a) comply with the law for the time being in force in any country or jurisdiction which is applicable to the Aircraft or, so far as concerns the use and operation of the Aircraft, an owner or operator thereof;

      (b) not use the Aircraft in any manner contrary to any rule or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

      (c) ensure that the crew and engineers employed by it in connection with the operation and maintenance of the Aircraft have the qualifications and hold the licenses required by the Aviation Authority and applicable law;

      (d) use the Aircraft solely in commercial or other operations for which the Lessee is duly authorized by the Aviation Authority and applicable law;

      (e) not knowingly use the Aircraft for the carriage of:

          (i) whole animals, living or dead, except in the cargo compartments according to I.A.T.A. regulations, and except domestic pet animals carried in a suitable container to prevent the escape of any liquid and to ensure the welfare of the animal;

          (ii)acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes, or any nuclear assemblies or components, except as permitted for cargo aircraft under the "Restriction of Goods" schedule issued by I.A.T.A. from time to time and provided that all the requirements for packaging or otherwise contained therein are fulfilled;

          (iii) any other goods, materials or items of cargo which could reasonably be expected to cause damage to the Aircraft and which would not be adequately covered by the Insurances; or

          (iv)any illegal item or substance;

      (f) not utilize the Aircraft for purposes of training, qualifying or re-confirming the status of cockpit personnel except for the benefit of the Lessee's cockpit personnel, and then only if the use of the Aircraft for such purpose is not substantially disproportionate to the use for such purpose of other aircraft of the same type operated by the Lessee;

      (g) not cause or permit the Aircraft to proceed to, or remain at, any location which is for the time being the subject of a prohibition order (or any similar order or directive) by:

          (i) any Government Entity of the State of Registration or the Habitual Base; or

          (ii)any Government Entity of the country in which such location is situated; or

          (iii)any  Government  Entity   having  jurisdiction  over  the  Lessor

              Lessor, the Banks or the Aircraft;

      (h) not operate or locate, or permit any Permitted Sub-Lessee to operate or locate, the Aircraft or any Engine, or suffer the Airframe or any Engine to be operated or located in, to or from Japan;

      (i) obtain and maintain in full force all certificates, licenses, permits and authorizations required for the use and operation of the Aircraft for the time being, and for the making of payments required by, and the compliance by the Lessee with its other obligations under, this Agreement.

8.4   TAXES AND OTHER OUTGOINGS

      The Lessee will promptly pay:

      (a) all license and registration fees, Taxes and other amounts of any nature imposed by any Government Entity (other than Lessor Taxes) which are imposed on the Lessee or for which the Lessee is responsible under this Agreement with respect to the Aircraft, including, without limitation, the purchase, ownership, delivery, leasing, possession, use, operation, return, sale or other disposition of the Aircraft; and

      (b) all rent, fees, charges, Taxes and other amounts imposed on the Lessee in respect of any premises where the Aircraft, any Engine or any Part thereof is located from time to time during the Term;

      except to the extent that such payment is being contested in good faith by appropriate proceedings, in respect of which adequate reserves have been established by the Lessee in accordance with GAAP and non-payment of which does not give rise to the likelihood of the Aircraft or any interest therein being seized, condemned, sold, forfeited or otherwise lost or of criminal liability or unindemnified liability on the part of any Indemnitee.

8.5   SUB-LEASING
      (a) Subject to sub-clauses (b) and (c) below, the Lessee will not, without the prior written consent of the Lessor (which consent shall not be unreasonably withheld or delayed), sub-lease (other than in the form of a "wet lease") or otherwise part with possession of the Aircraft, the Engines or any Part except that the Lessee may part with possession:

           (i) with respect to the Aircraft, the Engines or any Part to the relevant manufacturers for testing or similar purposes or to the Agreed Maintenance Performer for service, repair, maintenance or overhaul work, or alterations, modifications or additions to the extent required or permitted by this Agreement; and

           (ii) with respect to an Engine or Part, as expressly permitted by this Agreement.

      (b) The Lessor shall not withhold its consent to a proposed sub-lease of the Aircraft provided the following conditions are satisfied:

           (i)  no Event of Default shall have occurred and be continuing;

           (ii) the proposed sub-lessee (the "PERMITTED SUB-LESSEE") is a reputable, duly licensed and certificated operator of aircraft of the same type as the Aircraft and is incorporated and resident in one of the jurisdictions specified in Schedule 10;

           (iii)the terms of the proposed sub-lease (the "PERMITTED Sub-Lease") shall, when taken together with this Agreement, allow for full compliance with the Lessee's obligations hereunder;

           (iv) during the term of the  Permitted  Sub-Lease,  the Lessee  shall
                remain   primarily   liable  for  the  performance  of  all  its
                obligations under this Agreement;

           (v) the term of the Permitted Sub-Lease shall not extend, or be capable of being extended, beyond the scheduled Expiry Date;

           (vi) the  Permitted   Sub-Lease   shall  be  expressly   subject  and
                subordinate to this Agreement and the rights of the Lessor hereunder;

           (vii)the  Permitted  Sub-Lease  shall  not  be  amended  without  the
                Lessor's   prior  written   consent  (such  consent  not  to  be
                unreasonably withheld);

           (viii) prior to delivery of the Aircraft to the Permitted Sub-Lessee, the Lessee shall execute and deliver to the Lessor a security assignment of the benefit of the Permitted Sub-Lease in form and substance reasonably satisfactory to the Lessor, shall deliver notice of such assignment to the Permitted Sub-Lessee, and shall procure that the Permitted Sub-Lessee acknowledges such notice to the Lessor (which such acknowledgment shall contain the Permitted Sub-Lessee's confirmation of the matters set out in sub-clauses (vi) and (vii) above). Any such security assignment shall provide that the Lessee as the sub-lessor under the Permitted Sub-Lease, shall be entitled to receive and retain the rentals paid by the Permitted Sub-Lessee unless and until an Event of Default occurs under this Agreement; provided that, during the continuation of an Event of Default, the Lessor shall have the right, but not the obligation, to receive the rentals paid by the Permitted Sub-Lessee and to apply such rentals toward the obligations of the Lessee then due hereunder; and provided further that at such time as no Event of Default shall be continuing hereunder, the Lessor shall pay over to the Lessee that portion of such rentals received by the Lessor and not so applied by the Lessor toward such obligations of the Lessee.

           (ix) in the event that, pursuant to the Permitted Sub-Lease, the Aircraft is to be de-registered from the national aircraft register in the State of Registration, the Permitted Sub-Lessee shall have provided the Lessor and the Lessee with a valid and irrevocable power of attorney authorizing the Lessor and/or the Lessee to de-register the Aircraft from the national aircraft register of the new State of registration in the event of a termination of the Permitted Sub-Lease as a consequence of a default on the part of the Permitted Sub-Lessee;

           (x) the Lessor shall have received a legal opinion reasonably satisfactory to it in all respects from a reputable counsel in the jurisdiction in which the Permitted Sub-Lessee is incorporated and resident and (if different) in the new State of registration. Such opinion shall be substantially in the form of
                Schedule 6, mutatis mutandis;

           (xi) all costs and expenses reasonably incurred by the Lessor (including the cost of obtaining the legal opinion or opinions referred to in sub-clause (x) above) in connection with the Permitted Sub-Lease, whether or not the Lessor grants its consent, shall be paid or provided for by the Lessee;

           (xii)the Lessor shall receive a true and correct copy of the Permitted Sub-Lease; and

           (xiii) both the Permitted Sub-Lease and the Permitted Sub-Lessee shall satisfy the requirements set forth in Clause 9.2 of the Head Lease.

      (c) The Lessor's consent shall not be required in relation to a "wet lease" or charter of the Aircraft (whereby operational control of the Aircraft remains with the Lessee at all times), provided the Aircraft remains registered on the national aircraft register of the State of Registration.

8.6   INSPECTION

      (a) The Lessor and any person designated by the Lessor to the Lessee in writing (including, without limitation, the Head Lessor and the Banks, but other than an airline competing with the Lessee or an Affiliate of such an airline or an employee or representative of either thereof) may at any time visit, inspect and survey the Aircraft Documents, the Aircraft, any Engine or any Part and for such purpose take such other action as set forth in Letter
           Agreement  No.  1.  Except  as set  forth in  this  clause,  any such


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

           inspection of the Aircraft, any Engine or any Part shall be a visual, walk-around inspection which shall not include opening any panels, bays or the like or any disassembly or removal of components which are not then opened, disassembled or removed in the course of the Lessee's maintenance of the Aircraft at the time of such inspection.

      (b) The Lessor shall bear its own costs and expenses in connection with any such visit, inspection or survey unless the visit, inspection or survey occurs while a Significant Default or an Event of Default has occurred is then continuing, in which case such costs and expenses shall be paid by the Lessee on demand.

      (c) The Lessor will:

           (i) have no duty to make, or liability arising out of, any such visit, inspection or survey; and

           (ii) not exercise such right other than on reasonable notice and so as not to disrupt unreasonably the maintenance or commercial operation of the Aircraft.

8.7   PROTECTION OF TITLE

      The Lessee shall:

      (a) not do or knowingly permit to be done or omit or knowingly permit to be omitted to be done any act or thing which might reasonably be expected to jeopardize the rights, title and interest of the
           Holder of Legal Title as owner of and title holder to the Aircraft and lessor under this Agreement or under the Head Lease, respectively, or assignee of this Agreement or of the Head Lease or the rights of any assignee of the benefit of the Aircraft hull Insurances or the validity, enforceability or priority of the Assignment;

      (b) on all occasions when the ownership of the Aircraft, any Engine or any Part is relevant, inform applicable third parties that title is held by the Holder of Legal Title;

      (c)  not at any time:

           (i) represent or hold out the Lessor, the Beneficial Owner, the Head Lessor or the Banks as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation or carriage (whether for hire or reward or gratuitously) which may be undertaken by the Lessee; or

           (ii) pledge the credit of the Lessor, the Head Lessor, the Beneficial Owner or the Banks;

      (d) ensure that there is always affixed, and not removed or in any way obscured, a fireproof plate (having dimensions of not less than 10 cm. x 7 cm.) in a reasonably prominent position on the Aircraft and on each Engine stating:

           "This Aircraft/Engine is leased by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee (for the benefit of Sunrock Aircraft Corporation Limited), as Lessor, which is the registered owner thereof on the U.S. FAA Aircraft Registry, and which has leased the Aircraft/Engine to Western Pacific Airlines, Inc., as Lessee, and may not be flown by any other person without the prior written consent of the Owner Trustee and Sunrock Aircraft Corporation Limited. Title to this Aircraft/Engine is held by NBB Stream Lease Co., Ltd.";

      (e) not create or permit to exist any Security Interest upon the Aircraft, any Engine or any Part;

      (f) not do or permit to be done anything which may reasonably be expected to expose the Aircraft, any Engine or any Part to penalty, forfeiture, impounding, detention, appropriation, damage or destruction and, without prejudice to the foregoing, if any such penalty, forfeiture, impounding, detention or appropriation, damage or destruction occurs, give the Lessor notice and use best endeavors to procure the immediate release of the Aircraft, any Engine or the Part, as the case may be;

      (g)  not during the  Term  abandon  the  Aircraft, the Engine or any Part;

      (h) pay and discharge or cause to be paid and discharged when due and payable or establish adequate reserves in accordance with GAAP by way of security or otherwise for all debts, damages, claims and liabilities which have given or may reasonably be expected to give rise to a Security Interest over or affecting the Aircraft, any Engine or any Part except to the extent that such debts, damages, claims and liabilities, in respect of which adequate reserves have been established by the Lessee in accordance with GAAP, are being contested in good faith by appropriate proceedings and nonpayment of which does not give rise to the likelihood of the Aircraft or any interest therein being seized, condemned, sold, forfeited or otherwise lost or of criminal liability or unindemnified liability on the part of any Indemnitee; and

      (i) not attempt, or hold itself out as having any power, to sell, lease or otherwise dispose of the Aircraft, any Engine or any Part other than as expressly permitted by this Agreement.

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

8.8   GENERAL

      The Lessee shall:

      (a) not make any substantial change in the type of the business in which it is engaged, will preserve its corporate existence (other than in connection with a solvent reconstruction the terms of which have been approved by the Lessor, such approval not to be unreasonably withheld or delayed), and will endeavor to conduct its business in an orderly and efficient manner;

      (b) maintain all rights, privileges, licenses and franchises material to its status or activities set forth in clause (a) above and to performing its obligations under this Agreement;

      (c) not, without giving the Lessor 30 days prior written notice (in accordance with this Agreement), change its executive office (as such is defined in Article 9 of the Uniform Commercial Code as in effect in the State of Colorado) from 2864 S. Circle Drive, Suite 1100, Colorado Springs, CO 80906, to another state;

      (d) remain a certificated air carrier and maintain its status so as to entitle the Lessor to the benefits of a lessor under Section 1110 of Title 11 of the United States Code or any analogous statute;

      (e) remain a "citizen of the United States" as defined in Section 40102 of Title 49 of the United States Code; and

      (f) ensure that no change will occur in the Habitual Base of the Aircraft without the prior written consent of the Lessor.

8.9   RECORDS

      The Lessee shall:

      (a) procure that accurate, complete and current records of all flights made by, and all maintenance carried out on, the Aircraft (including, in relation to each Engine and Part subsequently installed, before the installation) are kept; and keep the records in such manner as the Aviation Authority may from time to time require. The records will form part of the Aircraft Documents; and

      (b) procure access to a revision service in respect of, and will maintain with appropriate revisions in English, all Aircraft Documents, records, logs, and other materials required in respect of the Aircraft by applicable laws and in accordance with customary United States airline practice.

8.10  REGISTRATION AND FILINGS

      The Lessee shall:

      (a) maintain the registration of the Aircraft with the Aviation Authority reflecting (so far as permitted by applicable law) the interest of the Lessor and not do or suffer to be done anything which may reasonably be expected to affect adversely that registration;

      (b) do such reasonable acts and things (including, without limitation, making any filing or registration with the Aviation Authority or any other Government Entity) and executing and delivering all documents (including, without limitation, any amendment of this Agreement) as may be reasonably requested by the Lessor:

           (i) at the Lessor's expense following any change or proposed change in the ownership or financing of the Aircraft or in the manner of securing the Lessor's obligations to the Banks; or

           (ii) at the Lessee's expense following any modification of the Aircraft, any Engine or any Part or the permanent replacement of any Engine or Part in accordance with this Agreement, so as to ensure that the rights of the Lessor under this Agreement apply with the same effect as before; or

           (iii)to establish, maintain, preserve, perfect and protect the rights in the Aircraft of the Lessor under this Agreement and the Banks or other assignees in the Assignment, provided that no such action need be taken by the Lessee pursuant to this provision if such action would adversely affect any of its material rights or privileges or materially increase its obligations or liabilities hereunder, and shall not knowingly take any action that would prejudice the rights of the Head Lessor in the Aircraft under the Head Lease.

8.11  MAINTENANCE AND REPAIR

      The Lessee shall:

      (a)  keep the Aircraft in good repair and condition;

      (b) not change the Agreed Maintenance Programme or the schedule of the Agreed Programme except in accordance with the rules and regulations of the FAA;

      (c) maintain the Aircraft in accordance with the Agreed Maintenance Programme through the Agreed Maintenance Performer and perform (at the respective intervals provided in the Agreed Maintenance Programme) all Major Checks;

      (d) maintain the Aircraft in accordance with FAR Part 121 and/or any other applicable rules and regulations of the FAA, except to the extent that they conflict with the rules and regulations of the Aviation Authority;

      (e) comply with all mandatory inspection and modification requirements, airworthiness directives and similar requirements applicable to the Aircraft, any Engine or Part having a compliance date during the Term or, in the case of airworthiness directives, within 180 days after the Expiry Date and which are required by the FAA.

      (f) comply with any service bulletin issued by the Manufacturer if and to the extent that (i) the Lessee has decided to comply with such service bulletin with respect to substantially all of the Boeing
           737-300 aircraft in its fleet and has commenced such compliance with respect to other such aircraft and (ii) after the Lessee has reached such decision and before the Expiry Date, the Aircraft undergoes the applicable check or maintenance procedure at which compliance with such service bulletin is normally effected with respect to the Lessee's other Boeing 737-300 aircraft.

      (g) comply with all applicable laws and applicable regulations of the Aviation Authority and other aviation authorities with jurisdiction over the Lessee or the Aircraft, any Engine or Part regardless of upon whom such requirements are imposed and which relate to the maintenance, condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part;

      (h) maintain in good standing a current certificate of airworthiness (in the appropriate category for the nature of the operations of the Aircraft) for the Aircraft issued by the Aviation Authority except when the Aircraft is undergoing maintenance, modification or repair required or permitted by this Agreement and will from time to time provide to the Lessor a copy on request;

      (i) if required by the Aviation Authority with respect to the maintenance functions which the Lessee is itself performing on the Aircraft or any Engine, maintain a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and will from time to time provide to the Lessor a copy on request;

      (j) maintain the Engines with respect to overhaul build standards and disc replacements at a level which is not inferior to the level applied by the Lessee in relation to the engines in the Lessee's fleet generally which are of the same type as the Engines; and

      (k) subject to Clause 11.1(c), procure promptly the replacement of any Engine or Part which has become time, cycle or calendar expired, lost, stolen, seized, confiscated, destroyed, damaged beyond repair, unserviceable or permanently rendered unfit for use, with an engine or part complying with the conditions set out in Clause 8.13(a). The Lessee shall ensure that any such replacement engine or part has attached to it a current "serviceability tag" issued by the manufacturer or supplier or overhaul agency, indicating that the engine or part is new, serviceable or overhauled, and the Lessee shall retain all such tags.

8.12  REMOVAL OF ENGINES AND PARTS

      The Lessee will ensure that no Engine or Part installed on the Aircraft is at any time removed from the Aircraft other than:

      (a)  if replaced as permitted by and in accordance  with this Agreement;
           or

      (b) if the removal is of an obsolete item and is in accordance with the Agreed Maintenance Programme; or

      (c)  pursuant to, and in accordance with, Clause 8.15; or

      (d   (i)  during   the  course  of   maintaining,   servicing,  repairing,
                overhauling or testing that Engine or the Aircraft, as the case may be; or

           (ii) as part of a normal engine or part rotation programme; or

           (iii)for the purpose of making such modifications to the Engine or the Aircraft, as the case may be, as are permitted under this Agreement,

           and then in each case only if it is reinstalled or replaced by an engine or part complying with Clause 8.13(a) as soon as practicable and in any event no later than the Expiry Date.

8.13  INSTALLATION OF ENGINES AND PARTS

      The Lessee will:

      (a) ensure that, except as permitted by this Agreement, no engine or part is installed on the Aircraft unless:

           (i) in the case of an engine, it is an engine of the same model as, or an improved or advanced version of the Engine it replaces, which is in the same or better operating condition, has substantially similar hours/cycles available until the next scheduled checks, inspections, overhauls and shop visits and has the same or greater value and utility as the replaced Engine;

           (ii) in the case of a part, it is in as good operating condition, is of the same or a more advanced make and model and has a value, utility and remaining useful life, and at least the equivalent or better modification status and service bulletin accomplishment status, as the replaced Part;

           (iii)in each case, it has become and remains the property of the Holder of Legal Title free from Security Interests and on installation on the Aircraft will, without further act, be subject to this Agreement; and

           (iv) in each case, the Lessee has full details as to its source and maintenance records;

      (b) if no Significant Default or Event of Default has occurred which is continuing, be entitled to install any engine or part on the Aircraft by way of replacement notwithstanding Clause 8.13(a) provided that as soon as practicable after installation of the same on the Aircraft but, in any event, no later than the Expiry Date, the Lessee removes any such engine or part and replaces it with the Engine or Part replaced by it or by an engine or part, as the case may be, complying with Clause 8.13(a).

      Lessor agrees, and will at the request of Lessee acknowledge in writing to the owner of any installed engine, that it will recognize the interests of such owner and any lessor in the installed engine and will not seek to exercise any rights whatsoever in relation to it.

8.14  NON-INSTALLED ENGINES AND PARTS

      The Lessee will:

      (a) ensure that any Engine or Part which is not installed on the Aircraft (or any other aircraft as permitted by this Agreement) is, except as permitted by and in accordance with this Agreement, properly and safely stored, and kept free from Security Interests;

      (b) notify the Lessor whenever any Engine is removed from the Aircraft and, from time to time, on request procure that any person to whom possession of an Engine is given acknowledges in writing to the Lessor, in form and substance reasonably satisfactory to the Lessor, that it will respect the title and interest of the Holder of Legal Title to and in the Engine and will not seek to exercise any rights whatsoever in relation to it;

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

      (c) (notwithstanding any other provision in this Agreement), be permitted, if no Significant Default or Event of Default has occurred and is continuing, to install any Engine or Part on an aircraft, or in the case of a Part, an engine:

           (i)  owned  and   operated   by   the  Lessee   free  from   Security
                Interests; or

           (ii) leased or hired to the Lessee pursuant to a lease or conditional sale agreement on a long-term basis and on terms whereby the Lessee has full operational control of that aircraft or engine; or

           (iii)acquired by the Lessee and/or financed or refinanced, and operated by the Lessee, on terms that ownership of that aircraft or engine, as the case may be, pursuant to a lease or conditional sale agreement, or a Security Interest therein, is vested in or held by any other person, provided that in the case of (ii) and (iii):

           (1) the terms of any such lease, conditional sale agreement or Security Interest will not have the effect of prejudicing the title and interest of the Holder of Legal Title to and in that Engine or Part or the interests of the Banks in respect thereof under the Assignment; and

           (2) as provided in Section 8 of Letter Agreement No. 1, the lessor under such lease, the seller under such conditional sale agreement or the holder of such Security Interest, as the case may be, has confirmed that it will respect the title and interest of the Holder of Legal Title and the Banks to and in that Engine or Part and that it will not seek to exercise any rights whatever in relation thereto.

8.15  POOLING OF ENGINES AND PARTS

      The Lessee will not enter into nor permit any pooling agreement or arrangement in respect of an Engine or Part without the prior written consent of the Lessor, such consent not to be unreasonably withheld in any case where an Engine or Part is leased, let on hire or otherwise made available by the Lessee. So long as no Significant Default or Event of Default has occurred and is continuing, the Lessee may lease, let or hire or charter or otherwise part with possession of (i) any Engine so long as such Engine is transferred to such Engine's manufacturer or (ii) Part (in the case of each clause (i) and (ii) above, on terms conferring no more than a contractual right in personam against the Lessee and not a right in rem against such Part) pursuant to a pooling or interchange arrangement to which the Lessee is a party; and:

      (a) (A) with respect to an Engine, the other party to which is an Engine manufacturer and (B) with respect to Part, the other parties to which are reputable, solvent commercial air carriers or the manufacturers or suppliers of Part (or other reputable, solvent organizations whose business includes the administration of and participation in such pooling agreements or arrangements); and

      (b) which does not contemplate the transfer of title to the pooled Engine or Part (or if title to the Engine is transferred, it will be treated as a Total Loss); and

      (c) either provides that the Lessor (or the Banks, as the case may be) will be sole loss payee in respect of any loss or damage to the Engine or Part, or provides for Holder of Legal Title to acquire title to a substitute engine or part satisfying the conditions set out in Clause 8.13(a) if the Engine or Part is destroyed.

8.16  EQUIPMENT   CHANGES;   NON-SEVERABLE   MODIFICATIONS   AND   SEVERABLE
      MODIFICATIONS

      (a) The Lessee will not make any modification or addition to the Aircraft (each an "EQUIPMENT CHANGE"), except for an Equipment Change which:

           (i)  is  permitted  by and in  accordance   with  this  Agreement  or
                required by the Aviation Authority, or

           (ii) has the prior written consent of the Lessor (which consent shall state whether or not the Equipment Change needs to be removed and the Aircraft restored to the prior condition on or before the Expiry Date).

      (b) The Lessee will not, without the prior written consent of the Lessor, make any Non-Severable Modification to the Aircraft, such consent not to be unreasonably withheld or delayed. Any such Non-Severable Modification shall, upon incorporation in the Aircraft, become the property of the Holder of Legal Title.

      (c) Notwithstanding Clause 8.16(a) above, the Lessee may at any time, and from time to time, without the prior consent of the Lessor, so long as no Significant Default or Event of Default has occurred and is continuing, install on the Aircraft any Severable Modification. Title to any such Severable Modification shall remain in the Lessee and shall not be conveyed to the Lessor as the result of its installation in the Aircraft. Provided no Significant Default or Event of Default shall have occurred and be continuing, the Lessee may remove any such Severable Modification at any time, provided that, in connection with such removal, the Lessee restores the Aircraft in to the condition it would have been in had the installation of such Severable Modification not occurred. Any such Severable Modification which is not removed from the Aircraft prior to its return to the Lessor hereunder shall, subject to such rights as any third party may have, become the property of the Holder of Legal Title.

      For the avoidance of doubt (i) no Equipment Change, whether in the form of Severable Modification or Non-Severable Modification, may diminish the value, utility, condition or airworthiness of the Aircraft and (ii) any Severable Modification to which title is not vested in the Lessee shall require the Lessor's consent, such consent not to be unreasonably withheld or delayed.

8.17  TITLE TO ENGINES AND PARTS

      (a) Title to al engines and parts installed on the Aircraft, whether by way of replacement, as the result of an Equipment Change (other than Severable Modification) or otherwise (except those installed pursuant to Clauses 8.13(b), 8.14(c), 8.15 or 8.16 (in relation to parts which are leased to the Lessee)) will on installation, be conveyed to the Holder of Legal Title subject to this Agreement free and clear of all Security Interests. The Lessee will at its own expense take all such steps and execute, and procure the execution of, all such instruments as the Lessor or Head Lessor, as the case may be, may reasonably request and which are necessary to ensure that title to any such Engine or Part so passes to the Holder of Legal Title according to all applicable laws. At any time when requested by the Holder of Legal Title, the Lessee will provide, at the Lessee's expense, evidence to the Lessor's reasonable satisfaction (including the provision, if required, to the Lessor of one of more legal opinions) that title has so passed to the Holder of Legal Title;

      (b) The Lessor may require the Lessee to remove any Equipment Change (other than Non-Severable Modification) and to restore the Aircraft to its condition prior to that Equipment Change, except as the Lessor expressly stated otherwise in its prior written consent pursuant to Clause 8.16(a)(ii);

      (c) Except as referred to in Clause 8.16(b), any Engine or Part at any time removed from the Aircraft will remain the property of the
           Holder of Legal Title until a replacement has been made in accordance with this Agreement and until title to that replacement has passed, according to applicable laws, to the Holder of Legal Title subject to this Agreement free of all Security Interests whereupon title to the Engine or Part, will, provided no Significant Default or Event of Default has occurred and is continuing, pass to the Lessee free of Lessor Liens and in such event the Holder of Legal Title will provide, at the Lessee's expense, evidence to the Lessee's reasonable satisfaction that title has so passed to the Lessee.

9.    INSURANCE

9.1   INSURANCES

      The Lessee, at its expense, will maintain in full force and effect during the Term, and thereafter as expressly required in this Agreement,


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      insurances  in respect of the  Aircraft in form and  substance  reasonably satisfactory to the Lessor (the "INSURANCES" which expression includes, where the context so admits, any relevant re-insurance(s)) through such brokers and with such insurers and having such deductibles and being subject to such exclusions as may be approved by the Lessor, such approval not to be unreasonably withheld, it being understood that (i) the Lessee's brokers and insurers will be deemed satisfactory to the Lessor if such brokers and insurers are of recognized responsibility and good repute specializing in aviation insurances in the World Aviation Insurance Markets (as defined below) at the time and (ii) the Lessee's insurances, including deductibles and exclusions, will be deemed satisfactory to Lessor if consistent with insurances maintained with respect to air carriers of a similar size as Lessee and operating similar aircraft on similar routes as Lessee at the time of any such approval. The Insurances will be effected either:

      (a) on a direct basis with insurers of recognized standing who regularly participate in aviation insurances in the London, United States, European, Japanese or other leading international insurance markets and led by reputable underwriter(s) ("World Aviation Insurance Markets"); or

      (b) with a single insurer or group of insurers specializing in aviation insurances in the World Aviation Insurance Markets who do not retain the risk but effect substantial reinsurance with reinsurers in the World Aviation Insurance Markets and through brokers each of recognized responsibility and standing specializing in aviation insurances in the World Aviation Insurance Markets for a percentage of all risks insured (the "Reinsurances").

9.2   REQUIREMENTS

      The requirements with regard to the Insurances are as specified in this Clause and in Part 1 of Schedule 4. The Lessor acting reasonably and in consultation with Lessee, may from time to time stipulate such other requirements for the Insurances as may be necessary to ensure that the scope and level of cover is maintained in accordance with the then prevailing industry practice in the World Aviation Insurance Markets in relation to aircraft of the same type as the Aircraft in relation to United States airlines of similar standing to the Lessee; provided, however, that any such further requirements shall be of the type generally available in such markets at commercially reasonable rates. If the Lessor determines that the Agreed Value shall be adjusted in accordance with this Agreement, the Lessor may, upon prior written notice to the Lessee at least 30 days prior to the expiry of the respective Insurances, require the Lessee to renew the Insurances reflecting the Agreed Value so adjusted in accordance with this Agreement.

9.3   CHANGE

      If at any time, the Lessor decides, on reasonable grounds, to revoke its approval of any insurer, reinsurers, Insurances or Reinsurances, the


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      Lessor  shall  notify the  Lessee  accordingly  and the Lessor  and/or its brokers will then consult in good faith with the Lessee and the Lessee's brokers (as for the time being approved by the Lessor) with regard to such proposed revocation. If, following the consultation, the Lessor is satisfied that changes should be made, the Lessee will then arrange or procure the arrangement of alternative cover reasonably satisfactory to the Lessor. For purposes of this Clause 9.3, "reasonable grounds" for the Lessor's decision hereunder shall include any similar decision under similar conditions by the Head Lessor or the Security Trustee (as defined in the Head Lease) under Clause 13.11 of the Head Lease.

9.4   INSURANCE COVENANTS

      The Lessee shall:

      (a) ensure that all legal requirements as to insurance of the Aircraft, any Engine or any Part which may from time to time be imposed by the laws of the State of Registration or any state to, from or over which the Aircraft may be flown in so far as they affect or concern the operation of the Aircraft, are complied with and, in particular, those requirements compliance with which is necessary to ensure that:

           (i)  the Aircraft is not in danger of detention or forfeiture;

           (ii) the Insurances remain valid and in full force and effect; and

           (iii)the interests of the Indemnitees in the Insurances and the Aircraft or any Part are not thereby prejudiced;

      (b) not use, cause or permit the Aircraft, any Engine or any Part to be used for any purpose or in any manner not covered by the Insurances or outside any geographical limit imposed by the Insurances;

      (c) comply with the terms and conditions of each policy of the Insurances and not do, consent or agree to any act or omission which:

           (i)  invalidates   or  is  reasonably  expected   to  invalidate  the
                Insurances; or

           (ii) renders or is reasonably expected to render void or voidable the whole or any part of any of the Insurances; or

           (iii) brings  any  particular  liability   within  the  scope  of  an
                exclusion or exception to the Insurances;

      (d) not take out without the prior written consent of the Lessor any insurance or reinsurance in respect of the Aircraft other than


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           those required under this Agreement,  if  such  other insurance would
           prejudice  the   Lessor's  or  any  other  Indemnitee's  rights  with
           respect to  the Insurances.  The Lessor  agrees that,  subject to the
           foregoing,  the  Lessee   may  maintain   additional  hull  or  other
           insurance in relation to the Aircraft, Engines or Parts thereof or insurance in excess of the amounts required to be maintained hereunder. Insurance proceeds arising out of such other or excess insurance shall be paid solely to the Lessee.

      (e) commence renewal procedures at least 30 days prior to expiry of any of the Insurances and provide to the Lessor:

           (i) if requested by the Lessor, a written status report of renewal negotiations 14 days prior to each expiry date;

           (ii) telexed confirmation of completion of renewal prior to each expiry date;

           (iii)certificates of insurance (and where appropriate certificates of reinsurance), and broker's (and any reinsurance brokers') letter of undertaking substantially in the form set out in Parts 2 and 3 of Schedule 4, detailing the coverage and confirming the insurers' (and any reinsurers') agreement to the specified insurance requirements of this Agreement within 7 days after each renewal date;

      (f) on request and subject to clause (j) below, provide to the Lessor copies of documents evidencing the Insurances;

      (g) on request, provide to the Lessor evidence that the Insurance premiums have been paid;

      (h) not make any modification or alteration to the Insurance material and adverse to the interests of any of the Indemnitees;

      (i)  be responsible for any deductible under the Insurances; and

      (j) provide any other insurance and reinsurance related information, or assistance, in respect of the Insurances as the Lessor may reasonably request, provided always that the provision thereof would not violate any confidentiality undertaking of the Lessee with such insurers and that the Lessor shall not disclose such information to any third parties other than the Beneficial Owner, the Banks, the Head Lessor and their respective professional advisors or as may be required by applicable law, in each case obtaining such undertakings and taking such precautions as shall be commercially reasonable under the circumstances to protect the confidentiality of such information. The Lessee shall not be required to provide any actual insurance policy hereunder unless


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           the insurers  decline  coverage  and a good  faith dispute  exists in respect thereof with the Lessor in which event the Lessee shall provide such portions of such policies bearing on such coverage or dispute as the Lessor may reasonably request.

9.5   FAILURE TO INSURE

      If the Lessee fails to maintain the Insurances in compliance in all material respects with this Agreement, each of the Indemnitees will be entitled but not bound (without prejudice to any other rights of the Lessor under this Agreement, but after such consultation with the Lessee as shall be reasonable under the circumstances):

      (a)  to pay  the   premiums  due or  to  effect  and  maintain  insurances
           satisfactory to it or otherwise remedy the Lessee's failure in such manner (including, without limitation, to effect and maintain similar insurance cover through an "owners' interest" policy) as it reasonably considers appropriate. Such sums as shall have been reasonably so expended by it will upon written demand become immediately due and payable by the Lessee to the Lessor together with interest thereon at the Default Rate, from the date of expenditure by it up to the date of reimbursement by the Lessee (before and after any judgment);

      (b) at any time while such failure is continuing to require the Aircraft to remain at any airport or to proceed to and remain at any airport designated by it until the failure is remedied to its reasonable satisfaction.

9.6   CONTINUING INDEMNITY

      The Lessor or the Trust Company may require the Lessee to effect and/or maintain public liability insurance under the Lessee's normal fleet policies after the Expiry Date with respect to its liability under the indemnities in Clause 10 for such period as the Lessor may reasonably require (but in any event not more than 2 years) which provides for each Indemnitee to be named as additional insured. The Lessee's obligation under this Clause 9.6 shall not be affected by the Lessee ceasing to be lessee of the Aircraft and/or any of the Indemnitees ceasing to have any interest in respect of the Aircraft.

9.7   APPLICATION OF INSURANCE PROCEEDS

      As between the Lessor and the Lessee:

      (a) all insurance payments received as the result of a Total Loss occurring during the Term will be paid to the Lessor up to but not exceeding the Agreed Value;

      (b) all insurance proceeds in respect of any damage or loss to the Aircraft, any Engine or any Part occurring during the Term not constituting a Total Loss and equal or in excess of $[ ]* will


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           be paid to the  Lessor and applied  in payment (or to  reimburse  the
           Lessee) for repairs or replacement property upon the repairs being made or replacement being effected to the reasonable satisfaction
           of  the  Lessor  in   accordance  with  this   Agreement.   Insurance
           proceeds  in  amounts   below  $[ ]* may  be  paid   by  the  insurer
           directly to the Lessee. Any balance remaining after completion of repairs and/or replacement may be retained by the Lessee;

      (c) all insurance proceeds in respect of third party liability will, except to the extent paid by the insurers to the relevant third party, be paid to the Lessor to be paid directly in satisfaction of the relevant liability or to the Lessee in reimbursement of any payment so made;

      (d) notwithstanding Clauses 9.7(b) and (c), if at the time of the payment of any such insurance proceeds a Significant Default or an Event of Default has occurred and is continuing all such proceeds will be paid to or retained by the Lessor to be applied toward payment of any amounts which is or will become payable by the Lessee in such order as the Lessor sees fit or as the Lessor may elect.

10.   INDEMNITY

10.1  GENERAL

      The Lessee agrees to defend, indemnify and hold harmless the Indemnitees on an After-Tax-Basis from and against any and all claims, proceedings, losses, liabilities, suits, judgments, costs, expenses, penalties or fines (each a "Claim"):

      (a)  which  may  at  any   time  be  suffered  or  incurred   directly  or
           indirectly as a result of or connected with the manufacture, design, airworthiness, merchantability, fitness for use, possession, delivery, performance, management, ownership, registration, deregistration, control, maintenance, condition, service, repair, overhaul, import, export, leasing, subleasing, pooling, use, operation or return of the Aircraft, any Engine or Part (either in the air or on the ground) whether or not the Claim may be attributable to any defect in the Aircraft, any Engine or any Part or to its design, testing or use or otherwise;

      (b) which arise out of any act or omission which invalidates or which renders voidable any of the Insurances;

      (c) which may at any time be suffered or incurred as a consequence of any design, article or material in the Aircraft, any Engine or any Part or its operation or use constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person;

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

      (d) the Lessee's breach of any of its representations, warranties or covenants hereunder or any other Event of Default under this Agreement but excluding any Claim to the extent (and only to the extent that):

           (aa) it arises as a result of the wilful misconduct or gross negligence of such Indemnitee;

           (bb) it arises as a result of a material breach by the Lessor of any of its obligations under this Agreement or the Beneficial Owner's breach of its covenants under its Letter of Quiet Enjoyment (which did not result from a breach by the Lessee of any of its representations, warranties, covenants or other obligations hereunder);

           (cc) it constitutes a Lessor Tax or constitutes or results solely from a Lessor Lien;

           (dd) it is attributable to an event occurring after the Expiry Date following the redelivery of the Aircraft by the Lessee to the Lessor in full compliance with the terms and conditions of this Agreement (including without limitation, in the condition required or permitted by the terms of this Agreement, to the extent that such Claim is solely attributable to acts, omissions, events or circumstances (which are not the result of acts or omissions of the Lessee, its employees, agents, contractors or other representatives) which occur after such redelivery;

            (ee)it is the subject matter of another indemnity  provision of this
                Agreement or consists of a cost or expense imposed on the Lessor or the Beneficial Owner by the terms hereof or is incurred by the Lessor or the Beneficial Owner or any other Indemnitee in performing its express obligations hereunder;

           (ff) it  consists  of  costs,   fees  or  expenses   related  to  the
                negotiation, preparation or execution of this Agreement or any other document executed in connection herewith;

           (gg) it consists of costs, fees or expenses arising out of the acquisition or transfer by the Lessor or any Indemnitee of any interest in the Aircraft or this Agreement except any such transfer in connection with the exercise of remedies hereunder in accordance with the terms of Clause 13.2 hereof after the occurrence of an Event of Default or as a result of a replacement of a Part or an Engine pursuant to the terms hereof;

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

           (hh) it arises out of or results from acts of any Indemnitee prior to the Delivery Date;

           (ii) it  relates  to the  costs,  fees  and any  other  out-of-pocket expenses incurred in connection with the establishment, maintenance or restructuring of or charges to the financing or refinancing of the Aircraft, any Engine or any Part by any Indemnitee (including without limitation, the Head Lessee) or the creation or maintenance of the trust estate established under the Trust Agreement (including, without limitation, any fees payable to the Owner Trustee).

      The following shall apply to all claims for indemnity under this Clause 10.1:

           (i) If any Indemnitee has actual knowledge of any Claim hereby indemnified against it shall give prompt written notice thereof to the Lessee; provided, however, that the failure of an Indemnitee to give such notice shall not relieve the Lessee of its obligations hereunder, except to the extent that such failure impairs the Lessee's ability to contest or to participate in the contest of such Claim in any material respect or materially increases the amount of such Claim.

           (ii) Each claim against an Indemnitee by a third party which constitutes a Claim shall, if reasonably requested by the Lessee, be contested by the Indemnitee in good faith by appropriate proceedings, provided that the Lessee shall indemnify such Indemnitee in respect of any reasonable out-of-pocket fees, costs or expenses actually incurred by such Indemnitee in conducting such contest and the amount of any interest or penalties or any other losses which are required to be paid as a direct result of contesting such Claim, and provided further that such contest proceedings would not result in the likelihood of the seizure, condemnation, sale, forfeiture or other loss of the Aircraft or any interest therein or of criminal liability or unindemnified liability on the part of such Indemnitee. The Lessee shall be entitled to assume responsibility for and control of the defense of any Claim in respect of which any Indemnitee (other than the Head Lessor or any Bank) makes a claim against the Lessee for indemnity pursuant to this Clause 10.1, provided that (i) the legal counsel retained by the Lessee for such purpose is reasonably acceptable to such Indemnitee and (ii) the Lessee pursues such contest diligently and in good faith and, upon the reasonable request of such Indemnitee, provides such Indemnitee with reasonable details of the status of the contest and copies of all legal briefs, court filings and, subject to applicable considerations of legal privilege, counsel's memoranda relevant to such contest. In the event that (1) an Event of Default shall have occurred and be continuing or (2) the Lessee fails to


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                comply with the foregoing  requirements in any material respect, the applicable Indemnitee may, if such Event of Default or failure, as the case may be, continues after such Indemnitee has
                given  the  Lessee  a  reasonable   opportunity  to  effect  the
                applicable level of compliance, reassume responsibility for and control of the relevant contest, which, in such circumstances, such Indemnitee agrees to pursue diligently and in good faith. To the extent the Lessee is entitled to defend any Claim hereunder, the Indemnitee shall cooperate in good faith with the Lessee and may participate (with its own counsel, if it so desires) at such Indemnitee's sole cost and expense.

           (iii)Each Indemnitee shall supply the Lessee with such information as the Lessee shall reasonably request to defend or participate in any proceeding permitted by this Clause 10.1.

           (iv) No Indemnitee shall enter into a settlement or other compromise or consent to a judgment with respect to any Claim without the prior written consent of the Lessee, which consent shall not be unreasonably withheld or delayed, unless such Indemnitee waives its rights with respect to such Claims under this Clause 10.1; provided that the payment of an amount to which a Claim relates when legally compelled to do so by a Government Entity of competent jurisdiction after which a request for a refund (if not prohibited by law) of such amount is diligently pursued by appropriate procedures in accordance with the terms of this Clause 10.1 will not be considered a settlement, compromise or consent to judgment requiring the Lessee's prior consent.

           (v) In the event the Lessee shall be obligated to indemnify any Indemnitee pursuant to this Clause 10.1, the Lessee shall (provided no Event of Default shall have occurred and then be continuing) be subrogated (without warranty by the Indemnitee) to the rights of such Indemnitee in respect of the matter as to which the indemnity was paid (except rights under such Indemnitee's own insurance policies or under the indemnification provisions of the Head Lease or any other documents or agreements relating to the Aircraft between the Head Lessor and the Banks) and may pursue the same at the Lessee's expense. If any Indemnitee shall obtain a recovery of all or any part of any amount which the Lessee shall have paid to such Indemnitee or for which the Lessee shall have reimbursed such Indemnitee pursuant to this Clause 10.1, such
                Indemnitee shall promptly (or if such Indemnitee is the Lessor, at such time as no Event of Default may have occurred is then continuing) pay or cause to be paid to the Lessee an amount equal to such recovery (but only up to the amount previously paid by the Lessee to such Indemnitee).

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10.2  DURATION

      The indemnities contained in this Agreement will continue in full force after the Expiry Date.

11.   EVENTS OF LOSS

11.1  TOTAL LOSS

      (a) PRE-DELIVERY: If a Total Loss occurs prior to Delivery, this Agreement will immediately terminate and, except as expressly stated in this Agreement, neither party will have any further obligation or liability under this Agreement other than the obligation of the Lessor to return to the Lessee that portion of the Commitment Fee that has been paid to the Lessor, if paid in cash, or to return the Letter of Credit, if the Commitment Fee is in the form of a Letter of Credit.

      (b) POST-DELIVERY: If a Total Loss occurs after Delivery, the Lessee will pay the Agreed Value (minus all insurance proceeds received by the Lessor or paid to a third party pursuant to the Lessor's instruction in respect of such Total Loss) to the Lessor on or prior to the earlier of (i) ninety (90) days after the Total Loss Date and (ii) the date of receipt of insurance proceeds in respect of that Total Loss (the "SETTLEMENT DATE") unless the Aircraft is restored to the Lessor or the Lessee within that period (or, in the case of a Total Loss coming within paragraph (c) of the definition of Total Loss and involving the loss of the Lessor's or the Head Lessor's, as the case may be, title to the Aircraft, if both the Aircraft and title thereto are restored to the Holder of Legal Title or, in the case of the Aircraft, to the Lessee). The receipt by the Lessor of the insurance proceeds in respect of the Total Loss shall, to the extent of such proceeds, discharge or partially discharge the Lessee from its obligation to pay the Agreed Value to the Lessor pursuant to this sub-clause (b). In the event that the Lessor received insurance proceeds with respect to such Event of Loss (or such proceeds were paid as directed by the Lessor) after the Lessee has paid the Agreed Value to the Lessor, the Lessor shall pay or cause to be paid to the Lessee the amount of such insurance proceeds (less any amounts which are or will become due to the Lessor from the Lessee hereunder) plus monthly interest at the rate equal to LIBOR from the date of receipt of such insurance proceeds by the Lessor (or by the party to whom such proceeds are paid as directed by the Lessor) to the date such insurance proceeds are paid over to the Lessee. In the event that the insurance proceeds are paid initially to the Lessee and not to the Lessor, the amount, if any, by which such insurance proceeds together with other amounts, if any, paid by the Lessee to the Lessor with respect to the Lessee's obligation to pay the Agreed Value, or any portion thereof, exceed the Agreed Value may be retained by the Lessee, otherwise the Lessee shall pay the


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           Agreed Value to  the Lessor not later  than the  Settlement  Date. In the event that the Lessee pays the Agreed Value to the Lessor in accordance with this sub-clause (b), the Lessor shall promptly assign to the Lessee its rights under the Insurances to receive the insurance proceeds in respect of the Total Loss (to the extent that such proceeds shall not have been paid to the Lessee). Subject to the rights of any insurers and reinsurers or other third party, upon payment in full to the Lessor of that amount and all other amounts which are or will become payable to the Lessor
           under   this  Agreement,   the  Lessor   will,  without  recourse  or
           warranty (except as to the absence of Lessor Liens), convey and transfer, or cause to be conveyed and transferred, to the Lessee by instrument in form and substance reasonably satisfactory to the Lessee full legal and beneficial title to the Aircraft and to any Engines or Parts not installed when the Total Loss occurred, all on an "as-is where is" basis, and will, at the Lessee's expense, execute and deliver, or cause to be executed and delivered, such bills of sale and other documents and instruments as the Lessee
           may  reasonably   request  to  evidence  (on  the  public  record  or
           otherwise)  the   transfer  and   conveyance  of  such  title  to the
           Aircraft and such Engines and Parts to the Lessee, free and clear of all rights of the Lessor and any Lessor Liens.

      (c) ENGINE LOSS: Upon the occurrence of an Engine Loss (including, for the avoidance of doubt, at time when the Engine is not installed on the Airframe) in circumstances in which there has not also occurred a Total Loss, the Lessee shall give the Lessor written notice promptly upon becoming aware of the same and shall within days after the Engine Loss Date, convey or cause to be conveyed to the Holder of Legal Title as replacement for such Engine, title, free and clear of all Security Interests, to a replacement engine complying with the conditions set out in Clause 8.13(a). The Lessee shall, at the time of such conveyance, comply in all respects with Clause 8.17(a) so that the replacement engine becomes an Engine, whereupon the leasing of the replaced Engine the subject of the Engine Loss shall cease and title to such replaced Engine shall (subject to any salvage rights of insurers) be conveyed to the Lessee pursuant to Clause 8.17(c). If the
           Lessor receives any insurance proceeds relating to such Engine Loss, the Lessor shall promptly remit such proceeds to the Lessee. No Engine Loss with respect to any Engine which is replaced in accordance with the provisions of this Clause 11.1(c) shall result in any increase or decrease in Rent or the Agreed Value.

11.2  REQUISITION

      During any requisition for use or hire of the Aircraft, any Engine or Part which does not constitute a Total Loss:

      (a) the Rent and other charges payable under this Agreement will not be suspended or abated either in whole or in part, and the Lessee will not be released from any of its other obligations under this Agreement (other than operational obligations with which the Lessee is unable to comply solely by virtue of the requisition); and

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      (b)  so long as no Significant  Default  or Event of Default  has occurred and is continuing, the Lessee will be entitled to any hire paid by the requisitioning authority in respect of the Term. The Lessee
           will,   as  soon   as   practicable   after   the  end  of  any  such
           requisition,  cause  the  Aircraft  to  be  put  into  the  condition
           required  by  this  Agreement.  The Lessor   will be  entitled to all
           compensation payable by the requisitioning authority in respect of any change in the structure, state or condition of the Aircraft arising during the period of requisition, and the Lessor will apply such compensation in reimbursing the Lessee for the cost of complying with its obligations under this Agreement in respect of any such change, but so that, if any Significant Default or Event
           of Default has  occurred   and  is  continuing,  the Lessor may apply
           the compensation or hire in or towards settlement of any amounts then due and owing by the Lessee under this Agreement.

11.3 APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES IN RESPECT OF EVENT OF LOSS.

      Any payments (other than insurance covered by Clause 9) received at any time by the Lessor or the Lessee from any Government Entity or other person with respect to an Event of Loss with respect to the Aircraft or any Engine will be applied as follows:

      (a)  if  such  payments  are  received  with   respect to an Event of Loss
           relating   to the  Airframe  or the  Airframe  and  the  Engines  or
           engines installed on such Airframe, (A) so much of such payment as shall not exceed the Agreed Value due under Clause 11.1(b) shall be applied (i) in reduction of the Lessee's obligation to pay such amount, if not already paid by the Lessee, or (ii) if the Agreed Value is already paid by the Lessee to the Lessor, to reimburse the Lessee for its payment of such amount, and (B) the balance, if any, of such payment remaining thereafter to the extent not exceeding the Lessee's  Interest  shall  be paid to  the Lessee,  and
           (C) the balance, if any, of such payment remaining thereafter will be paid over to or retained by the Beneficial Owner; and

      (b) if such payments are received with respect to an Engine under circumstances contemplated by Clause 11.1(c), such payments shall be paid over to, or retained by, the Lessee, provided that the Lessee shall have fully performed or concurrently therewith will fully perform the requirements of Clause 11.1(c).

12.   RETURN OF AIRCRAFT

12.1  REDELIVERY

      On the Expiry Date or termination of the leasing of the Aircraft under this Agreement, the Lessee will, unless a Total Loss has occurred, at its expense, redeliver the Aircraft and Aircraft Documents to the Lessor at the Redelivery Location or such other airport as is mutually acceptable to the parties hereto, in a condition complying with Schedule 3, free and clear of all Security Interests and Permitted Liens (other than Lessor


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      Liens), in a condition  qualifying for immediate issuance of a Certificate
      of   Airworthiness   by  the  FAA  and  complying  with  the   operational
      requirements of FAR Part 121, or as otherwise agreed by the Lessor and the Lessee.

12.2  FINAL INSPECTION

      During the 15 days immediately prior to redelivery of the Aircraft, the Lessee will make the Aircraft available to the Lessor for inspection ("FINAL INSPECTION") in order to verify that the condition of the Aircraft complies with this Agreement. The Final Inspection will be long enough to permit the Lessor to inspect:

      (a)  the Aircraft Documents;

      (b)  the Aircraft and uninstalled Parts; and

      (c) the Engines, including without limitation (i) at the Lessee's cost, a video-taped borescope inspection of (A) the low pressure and high pressure compressors and (B) the turbine area, all performed, at the Lessor's option, by engine manufacturer, (ii) at the Lessee's cost, an engine condition run of each Engine, and (iii) magnetic chip inspection.

      At the Lessor's request, the Lessee shall permit the Lessor's representatives reasonable access to the Aircraft. Notwithstanding the preceding sentence, the Lessor shall not open any panels, bays or the like or disassemble any components which are not otherwise opened or disassembled or removed in the course of the Lessee's maintenance of the Aircraft unless the Lessor has reasonable cause to believe that the relevant portion of the Aircraft or component may not be in compliance with the return conditions as set forth in Schedule 3 hereof. The cost of opening, inspecting and closing any such areas shall be borne by the Lessor unless such action reveals any discrepancies from the return conditions required by this Clause 12 and Schedule 3 in which case the cost of opening, inspecting and closing any such areas and the correcting such discrepancies shall be borne by the Lessee.

      The Lessor shall also be entitled, as part of the Final Inspection, to require the Lessee to perform a 2 hour demonstration flight at the Lessee's cost (with the Lessor's representatives as on-board observers). In the event that a defect is discovered during such demonstration flight and the Boeing test flight guide requires an in-flight verification of the correction of such defect, the Lessee will, at the Lessee's expense, perform an additional demonstration flight (or flights, as applicable) to the extent required for the sole purpose of verifying the correction of such defect.

      On redelivery, the Lessee will comply with Clause 8.17(b) hereof.

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      The Lessee shall  indemnify  and hold  harmless the  Indemnitees  from and against any and all liabilities, damages and losses (including costs and expenses incidental thereto) arising by reason of death or injury to any observer or employee of the Lessee, arising out of, or in any way connected with such demonstration flight and Final Inspection of the Aircraft.

      The Lessor shall indemnify and hold harmless the Lessee from and against any and all liabilities, damages and losses (including costs and expenses incidental thereto) arising by reason of death or injury to any observer, representative or employee of the Lessor or any Indemnitee, arising out of, or in any connected with such demonstration flight and Final Inspection of the Aircraft.

12.3  NON-COMPLIANCE

      To the extent that, at the time of Final Inspection, the condition of the Aircraft does not comply with this Agreement, the Lessee will at the Lessee's option:

      (a) immediately rectify the non-compliance and, to the extent the non-compliance extends beyond the Expiry Date, the Term will be automatically extended and this Agreement will remain in force until the non-compliance has been rectified; or

      (b) redeliver the Aircraft to the Lessor and indemnify the Lessor, and provided that the Lessor shall have security for that indemnity, against the cost of putting the Aircraft into the condition required by this Agreement, provided that, notwithstanding such non-compliance, the Aircraft is in such condition as to allow it to be immediately placed into commercial passenger service.

      Notwithstanding  the  Lessee's  election of the option set forth in clause
      (a) above, if the Lessor so directs the Lessee in writing, the Lessee shall redeliver the Aircraft to the Lessor and indemnify the Lessor against the cost of putting the Aircraft into the condition required by this Agreement, in which case the Term of this Agreement shall not be extended as provided in such clause (a).

12.4  OBLIGATION TO RETURN THE AIRCRAFT

      Except with respect to the return of the Aircraft pursuant to Clause 12.3(b) and as otherwise provided in Clause 12.3, the failure to return the Aircraft at the Expiry Date in full compliance with Clause 12 and
      Schedule 3 of this Agreement, for any reason, shall result in an extension of the Term, and this Agreement remaining in full force and effect, including the Lessee's obligation to pay Rent (which the Lessee shall pay on a per diem basis weekly in arrears); provided, however, that the Lessee shall not operate, or permit others to operate (except during any period


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      described  in the  definition  of Total  Loss in which  possession  of the
      Aircraft is held by a third party) the Aircraft after the Expiry Date except for testing and acceptance flights pursuant to Clause 12.2 hereof and a ferry flight to the Redelivery Location and shall promptly return the Aircraft to the Lessor after such non-compliance is rectified. Except as expressly set forth in this Agreement, the Lessee has no right to keep the Aircraft beyond the Expiry Date.

12.5  APU ADJUSTMENT

      APU shall be adjusted as set forth in Letter Agreement No. 1.

12.6  DOCUMENTATION

      Upon redelivery the Lessee shall reasonably assist and cooperate with the Lessor, to the extent reasonably requested by the Lessor, in obtaining all documents necessary to export the Aircraft from the Habitual Base (including, without limitation, a valid and subsisting export license for the Aircraft) and required in relation to the deregistration of the Aircraft with the Aviation Authority.

12.7  ACKNOWLEDGEMENT

      Upon redelivery of the Aircraft by the Lessee to the Lessor at the Redelivery Location in accordance with and in compliance with this Agreement, the Lessor will deliver to the Lessee an acknowledgment confirming that the Lessee has redelivered the Aircraft to the Lessor in accordance with this Agreement.

12.8  MAINTENANCE PROGRAMME

      (a) Prior to the Expiry Date and upon the Lessor's request, the Lessee will provide the Lessor or its agent reasonable access to the Agreed Maintenance Programme and the Aircraft Documents solely in order to facilitate the Aircraft's integration into any subsequent operator's fleet;

      (b) The Lessee will, if requested by the Lessor to do so, upon return of the Aircraft deliver to the Lessor a current and complete copy of the Agreed Maintenance Programme.

      (c) The Lessor agrees that it will not disclose, and will use its reasonable efforts to ensure that no other person receiving such
           Maintenance Programme from or through the Lessor discloses, the contents of the Agreed Maintenance Programme to any person or entity except to the extent necessary to monitor the Lessee's compliance with this Agreement and/or to bridge the maintenance programme for the Aircraft from the Agreed Maintenance Programme to another programme after the Expiry Date.

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12.9  FUEL

      Upon redelivery of the Aircraft to the Lessor, an adjustment will be made in respect of fuel on board at Delivery and the Expiry Date at the price then prevailing at the Redelivery Location.

12.10 STORAGE

      If the Lessor so requests, and subject to the availability of the requisite space, the Lessee shall, at the Lessor's expense, park and store the Aircraft at the Redelivery Location on behalf of the Lessor for a period not exceeding 120 days from the Expiry Date. During that period the Aircraft shall be at the Lessor's risk (save as to any loss or damage caused by the Lessee's wilful misconduct or recklessness), but the Lessee shall continue to maintain and insure the Aircraft in accordance with the maintenance and insurance provisions of this Agreement. All reasonable storage, maintenance and insurance costs incurred by the Lessee (excluding any profit element accruing to the Lessee) pursuant to this Clause 12.10 shall be reimbursed by the Lessor promptly upon presentation of supporting invoices and/or receipts.

13.   DEFAULT

13.1  EVENTS

      Each of the following events will constitute an Event of Default and a repudiation of this Agreement by the Lessee:

      (a) NON-PAYMENT: the Lessee fails to pay any Rent or Agreed Value under this Agreement within 5 Business Days of the due date for payment or, in the case of other sums payable to the Lessor or any Indemnitee, within 10 Business Days of demand; or

      (b) INSURANCE: the Lessee fails to obtain or maintain in full force and effect any insurance required under the provisions of Clause 9 or shall operate the Aircraft outside the scope of or in violation of the terms of the insurance or, if applicable, the United States government indemnity coverage required to be maintained with respect to such Aircraft; provided that, in the event that any such insurance is cancelled or terminated or notice of cancellation is given in respect of any such insurance, such insurance is not replaced by insurance complying with Clause 9 and
           Schedule 4 at least 10 days prior to the effective date of such cancellation or termination date; or

      (c) BREACH: the Lessee fails to comply with any other provision of this Agreement provided, however, that if such failure is capable of remedy and the Lessee is diligently proceeding to cure such failure by appropriate means, (A) the failure continues for thirty


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           (30) days  after  notice  from  the Lessor  to the Lessee and (B) if, in the reasonable opinion of the Lessor, any such default is not capable of being cured or remedied within the said thirty (30)
           days  (notwithstanding   diligent  efforts  of  the  Lessee),  but is
           capable of being  cured or  remedied  within  sixty  (60) days,  such
           default is not  cured or  remedied  within   additional  thirty  (30)
           days after such initial thirty (30) day period; or

      (d) REPRESENTATION: any representation or warranty made (or deemed to be repeated) by the Lessee in this Agreement is or proves to have been incorrect in any material respect when made or deemed to be repeated; or

      (e) CROSS DEFAULT: any default or event of default occurs under any Financial Indebtedness or any aircraft lease of the Lessee and, in consequence thereof, the holder of such Financial Indebtedness accelerates such indebtedness or enforces the security therefor or the lessor under such aircraft lease terminates such lease or exercises its remedies thereunder.

      (f) APPROVALS: any consent, authorization, license, certificate or approval of or registration with or declaration to any Government Entity of or by the Lessee in order to perform its obligations under this Agreement is not granted or is revoked or terminated or expires and is not replaced or reinstated in full force and effect within thirty (30) days thereof; or

      (g)  INSOLVENCY:

           (i) the Lessee is, or is deemed for the purposes of any relevant law to be, unable to pay its debts as they fall due or to be insolvent, or admits inability to pay its debts as they fall due; or

           (ii) the Lessee suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness;

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      (h)  BANKRUPTCY AND SIMILAR PROCEEDINGS:

           (i) the Lessee consents to the appointment of a custodian, receiver, trustee or liquidator of itself or all or any substantial part of the Lessee's property or the Lessee's consolidated property; or

           (ii) the Lessee admits in writing its inability to pay its debts generally as they become due, or the Lessee shall make a general assignment for the benefit of creditors; or

           (iii)the Lessee files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under 11 U.S.C. ss.ss. 101 et seq. or under any other laws dealing with bankruptcy, insolvency, moratorium, winding-up of corporations or creditors' rights generally, as now or hereafter in effect, (any or all of which are hereinafter referred to as "Bankruptcy Laws"), or an answer admitting the material allegations of a petition filed against the Lessee in any such proceeding, or the Lessee by voluntary petition, answer or consent seeks relief under the provisions of any Bankruptcy Laws; or

           (iv) an order, judgment or decree is entered by any court appointing, without the consent of the Lessee, a custodian, receiver, trustee or liquidator of the Lessee, or of all or any substantial part of the Lessee's property or the Lessee's consolidated property is to be sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof or at any time an order for relief is granted; or

           (v) an involuntary petition against the Lessee in a proceeding under the Bankruptcy Laws is filed and is not withdrawn or dismissed within 90 days thereafter or any time an order for relief is granted in such proceeding, or if, under the provisions of any Law providing for reorganization or which may apply to the Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, the
                Lessee or of all or any substantial part of the Lessee's property, or the Lessee's consolidated property and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of 90 days or at any time an order for relief is granted in such proceeding; or

           (vi) any step (including petition, proposal or convening a meeting) is taken by the Lessee with a view to a composition, general assignment for the benefit of creditors or workout with its creditors generally, or the reorganization, rehabilitation, administration, liquidation, or dissolution of the Lessee, or any corporate action (including, without limitation, any board of directors or shareholder action) is taken by the Lessee in furtherance of any of the foregoing, whether or not the same is fully effected or accomplished.

      (i) SUSPENSION OF BUSINESS: the Lessee suspends or ceases or threatens in writing to suspend or cease to carry on its business such that the ability of the Lessee to perform its obligations hereunder may reasonably be expected to be materially adversely affected; or

      (j) DISPOSAL: the Lessee disposes, conveys or transfers or threatens in writing to dispose, convey or transfer of all or a substantial part of its assets, other than for the purpose of a reconstruction or


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           amalgamation the terms of which have received the previous consent in writing  of the  Lessor  and such  disposition  would have a material
           adverse   effect  on  the  ability  of  the  Lessee  to  perform  its obligations hereunder; or

      (k) RIGHTS: the existence, validity, enforceability or priority of the rights of the Lessor as owner and lessor in respect of the Aircraft or the rights of the Banks as assignee of this Agreement under the Assignment are challenged by the Lessee or any other person claiming by or through the Lessee without appropriate cause; or

      (l) DELIVERY: the Lessee fails to accept delivery of the Aircraft when validly tendered pursuant to this Agreement by the Lessor at a time when the Lessee is obligated to accept the Aircraft in accordance with the terms hereof; or

      (m) LETTER OF CREDIT: the Letter of Credit (i) ceases for any reason to be in full force and effect, or (ii) is not renewed or replaced at least 15 Business Days prior to its expiry (so that the renewal or replacement becomes effective immediately following such expiry) or (iii) in the event such Letter of Credit is drawn upon by the Lessor prior to its expiration, such Letter of Credit is not (x) reinstated by the Lessee to its original sum within five
           (5) days of written notice by the Lessor, or (y) subject to 5.15(a), replaced by a cash deposit from the Lessee in the required amount of such Letter of Credit.

13.2  RIGHTS

      If an Event of Default occurs, the Lessor may at its option (and without prejudice to any of its other rights under this Agreement), at any time thereafter:

      (a) treat such event as a repudiation by the Lessee of its obligations under this Agreement and/or by notice to the Lessee with immediate effect terminate the letting of the Aircraft (but without prejudice to the continuing obligations of the Lessee under this
           Agreement), whereupon all rights of the Lessee under this Agreement, including, without limitation, the Lessee's rights to possession and use of the Aircraft (other than for the purposes of redelivery of the Aircraft to or as directed by the Lessor), shall cease; and/or

      (b) proceed by appropriate court action or actions to enforce performance of this Agreement or to recover damages for the breach of this Agreement; and/or

      (c)  either:

           (i) take possession of the Aircraft, for which purpose the Lessor may enter any premises belonging to or in the occupation of or under the control of the Lessee (for which purpose the


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                Lessee  hereby  grants to  the Lessor  an  irrevocable  license)
                where the  Aircraft  may  be located,  or cause  the Aircraft to
                be redelivered  to the  Lessor at the  Redelivery   Location (or
                such  other  location  as  the  Lessor  may  require),  and  the
                Lessor is  hereby   irrevocably  authorized  and   empowered  to
                direct pilots of the Lessee or other pilots to fly the Aircraft to that airport and will have all the powers and authorizations necessary for taking such action; or

           (ii) by serving notice, require the Lessee to redeliver the Aircraft to the Lessor at the Redelivery Location (or such other location as the Lessor may require).

13.3  DEREGISTRATION

      If an Event of Default occurs, the Lessor may sell or otherwise deal with the Aircraft as if this Agreement had never been made and the Lessee will, at the request of the Lessor, take all steps necessary to effect (if applicable) deregistration of the Aircraft and its export from the country where the Aircraft is for the time being situated and any other steps necessary to enable the Aircraft to be redelivered to the Lessor in accordance with this Agreement.

13.4  DEFAULT PAYMENTS

      If an Event of Default occurs, the Lessee will indemnify the Lessor on demand against any loss, damage, expense, cost or liability, including, without limitation, all reasonable attorneys' fees and disbursements, which the Lessor may sustain or incur directly or indirectly as a result, including but not limited to:

           (i) any loss of profit suffered by the Lessor because of the Lessor's inability to place the Aircraft on lease with another lessee on terms as favourable to the Lessor as this Agreement or because whatever use, if any, to which the Lessor is able to put the Aircraft upon its return to the Lessor, is not as profitable (calculated on an After-Tax Basis) to the Lessor as this Agreement would have been but for such Default or non-delivery;

           (ii) whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under Clause
                13.2 hereof with respect to all or any part of the Aircraft, the Lessor, by written notice to the Lessee specifying a payment date not earlier than ten (10) days from the date of such notice, may demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty, in lieu of the installments of Rent due on the Aircraft, Airframe, Engines or Part thereof for periods commencing on or after the payment date specified in such notice, any unpaid Rent due for periods prior to the period commencing with the payment date specified in such notice and


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                other amounts owing under this  Agreement  (prorated in the case of Rent on a daily basis), including interest thereon at the Default Rate from the original date due under this Agreement to and including the payment date specified in such notice, plus the amount equal to the excess, if any, of the present value of the aggregate of the remaining installments of Rent for the remainder of the Term (determined without reference to any right of the Lessor to terminate the leasing of the Aircraft, whether or not such right is exercised) over the present value of the fair market rental value of the Aircraft, Airframe, Engine or Part thereof, for the remainder of such Term, using in each case a discount rate of the amount of interest then paid on U.S. Treasury bills of similar maturity;

           (iii)any amount of principal, interest, fees or other sums whatsoever paid or payable on account of funds borrowed in order to carry any amount unpaid by the Lessee;

           (iv) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any swap, forward interest rate agreement or other financial instrument relating in whole or in part to the Lessor's financing of the Aircraft; and

           (v) any loss, cost, expense or liability sustained or incurred by or on behalf of the Lessor, together with interest thereon at the Default Rate from the date such cost or expense is
                incurred  by  the   Lessor  until  the   date  of  reimbursement
                thereof by the Lessee, owing to such Event of Default, the exercise of remedies hereunder or the Lessee's failure to redeliver the Aircraft on the date, at the place and in the condition required by this Agreement.

      For the avoidance of doubt, the provisions of Clause 5.10(a) will apply to any sums payable by the Lessee pursuant to this Clause 13.4.

      For the purpose of Clause 13.4(ii) above, the "fair market rental value" of the Aircraft, the Airframe, any Engine or Part thereof shall be the rental value, net of all costs and expenses of recovering the Aircraft, the Airframe or any Engine or Part thereon and restoring its condition to the condition required hereunder, which would be obtained in an arm's length transaction between informed and willing lessee and an informed and willing lessor, based upon the actual condition and location of the Aircraft, Airframe or any Engine or Part thereof, which value shall be determined by a reputable firm of aircraft appraisers selected by the Lessor, the Head Lessor or the Beneficial Owner. The cost of such appraisal shall be borne by the Lessee.

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13.5  EXERCISE OF REMEDIES

      Except as otherwise expressly set forth herein, no remedy referred to in Clause 13 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity. The exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other remedies. No express or implied waiver by the Lessor of any Event of Default hereunder shall in any way be or be construed to be, a waiver of any future or subsequent Event of Default.

      The Lessor's rights and the Lessee's obligations under Clause 13 shall survive the Expiry Date.

14.   ASSIGNMENT AND TRANSFER

14.1  NO ASSIGNMENT BY LESSEE

      The Lessee will not assign or create or permit to exist any Security Interest over any of its rights under this Agreement without the prior written consent of the Lessor.

14.2  ASSIGNMENT

      The Lessor may assign all or any of its rights, title and interest under this Agreement and in the Aircraft but in the case of an assignment (other than by way of security) only to any Permitted Transferee provided that the assignment or any act required of the Lessee in connection therewith will not result in any material respect (i) in the deprivation of any material rights or privileges of the Lessee or (ii) an increase of the Lessee's obligations. The Lessor will, however, in the case of an assignment (other than by way of security) have no further obligation under this Agreement with respect to periods following such assignment of all its rights, title and interest under this Agreement and will remain entitled to the benefit of each indemnity under this Agreement provided, in any such event, the Permitted Transferee assumes in writing in form and substance reasonably satisfactory to the Lessee all the Lessor's obligations under this Agreement including, without limitation, all obligations with respect to acts and events which occur prior to such assignment and will agree not to interfere, except as otherwise permitted by this Agreement, with the quiet use, possession and enjoyment of the Aircraft by the Lessee or the exercise by the Lessee of its right hereunder.

      The Lessee will, at the Lessor's cost, comply with all reasonable requests of the Lessor, its successors and assigns in respect of the consummation of any such assignment. The Lessor will promptly notify the Lessee of any


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      proposed assignment and, as a condition thereto,  shall obtain the written consent of the Lessee, such consent not to be unreasonably withheld or delayed, to any proposed assignment (other than by way of security) to any successor other than a Permitted Transferee.

14.3  NO INCREASED LIABILITY

      Any assignment or transfer by the Lessor pursuant to Clause 14.2 shall be subject to the condition that the tax risk exposure of the Lessee shall not, as a consequence of such assignment or transfer, be greater than it would have been in the absence of such assignment or transfer.

14.4  RIGHT TO GRANT MORTGAGE

      The Lessee shall co-operate with the Banks, the Lessor and the Head Lessor in taking or receiving a legal mortgage or other security interest over the Aircraft or an assignment of the Lessor's interest in the Insurances or other interest of the Lessor in favour of the Banks as security and provide a written confirmation of its consent thereto, in each case, at no cost to the Lessee, as may reasonably be required in order to facilitate the financing of the acquisition of the Aircraft, including, without limitation, the registration and/or other perfection and/or priority of such mortgage or other security interest and shall execute such agreements, at no cost to the Lessee, as the Lessor or the Head Lessor may reasonably require for the purposes of effecting all necessary amendments to this Agreement (including, without limitation, Clauses 8, 9 and 10 and Schedule 4) subject, in each case, to the same limitations set forth in Clause 14.3.

15.   ILLEGALITY

      If it is or becomes unlawful in any relevant jurisdiction for the Lessor or the Lessee to give effect to any of its material obligations under this Agreement or to continue this Agreement, the Lessor will consult in good faith with the Lessee as to any steps which may reasonably be taken (at no cost to the Lessor in the case of illegality with respect to the Lessee, and at no cost to the Lessee in the case of illegality of the Lessor) to restructure the transaction in order to avoid such unlawfulness. In the event that no such steps can reasonably be taken, the Lessor or the Lessee, as applicable, may, by notice in writing to the other, terminate the leasing of the Aircraft under this Agreement and the Lessee will forthwith redeliver the Aircraft to the Lessor in accordance with Clause 12.

16.   MISCELLANEOUS

16.1  WAIVERS, REMEDIES CUMULATIVE

      The rights of either party under this Agreement:

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

      (a)  may be exercised as often as necessary;

      (b) are cumulative and not exclusive of that party's rights under any law; and

      (c) may be waived only in writing and specifically.

      Delay in exercising or non-exercise of any such right is not a waiver of that right.

16.2  DELEGATION

      The Lessor may delegate to any person or persons (other than an airline competing with the Lessee, an Affiliate of such an airline or an employee or representative of either thereof) all or any of the trusts, powers or discretions vested in it by these presents and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate) to a person eligible to be delegated by the Lessor as the Lessor in its reasonable discretion thinks fit.

16.3  CERTIFICATES

      Any certificate or determination by the Lessor as to any rate of interest or as to any other amount payable under this Agreement will, at the request of the Lessee be subject to verification in accordance with the procedures set forth in Clause 5.16.

16.4  APPROPRIATION

      If any sum paid or recovered in respect of the liabilities of the Lessee under this Agreement is less than the amount then due, the Lessor may apply that sum to amounts then due under this Agreement in such proportions and order and generally in such manner as the Lessor may determine.

16.5  CURRENCY INDEMNITY

      (a) If the Lessor receives an amount in respect of the Lessee's liability under this Agreement or if such liability is converted into a claim, proof, judgment or order in a currency other than the currency (the "CONTRACTUAL CURRENCY") in which the amount is expressed to be payable under this Agreement:

           (i)  the  Lessee  will  indemnify  the  Lessor,   as  an  independent
                obligation, against any loss arising out of or as a result of such conversion;

           (ii) if the amount received by the Lessor, when converted into the contractual currency (at the market rate at which the Lessor is able on the relevant date to purchase the contractual currency in London or, at its option, New York with that other currency) is less than the amount owed in the contractual currency, the


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

                Lessee will, forthwith on demand, pay to the Lessor an amount in the contractual currency equal to the deficit; and

           (iii)the Lessee will pay to the Lessor on demand any exchange costs and Taxes payable in connection with the conversion.

      (b) The Lessor hereby agrees to indemnify the Lessee mutatis mutandis, with respect to the matters set forth above in Clause 16.5(a).

      (c) The Lessee and the Lessor each waives any right it may have in any jurisdiction to pay any amount under this Agreement in a currency other than that in which it is expressed to be payable.

16.6  SET-OFF

      The Lessor may set off any matured, liquidated obligation owed by the Lessee under this Agreement or under any other agreement between the Lessor (or any affiliate or associate of the Lessor) and the Lessee (to the extent beneficially owned by the Lessor) against any obligation owed by the Lessor to the Lessee, regardless of the place of payment or currency. If the obligations are in different currencies, the Lessor may convert either obligation at the market rate of exchange available in London, or at its option, New York for the purpose of such set-off. The Lessor will not be obliged to pay any amounts to the Lessee under this Agreement so long as any sums which are then due from the Lessee under this Agreement remain unpaid and any such amounts which would otherwise be due will fall due only if and when the Lessee has paid all such sums, except to the extent the Lessor otherwise agrees or sets off such amounts against such payment pursuant to the foregoing.

16.7  SEVERABILITY

      If a provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that will not affect:

      (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

      (b) the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Agreement.

16.8  REMEDY

      If the Lessee fails to comply with any provision of this Agreement, the Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of the Lessor to treat the non-compliance as a Default or an Event of Default, effect compliance on


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      behalf of the Lessee  after such  notice to, and  consultation  with,  the
      Lessee as is reasonable under the circumstances, whereupon the Lessee shall become liable to pay immediately any sums expended by the Lessor together with all costs and expenses (including legal costs) in connection therewith.

16.9  EXPENSES

      (a) The Lessor and the Lessee shall each bear their respective expenses (including legal, professional and out-of-pocket expenses) incurred or payable in connection with the negotiation, preparation and execution of this Agreement; provided, however, that Lessee shall be responsible for all costs associated with filing this Agreement with FAA and filing UCC financing statements in the State of Colorado, including (but not limited to) the provision of legal opinions, tax advice, stamp duties and registrations; and

      (b) The Lessee will pay to the Lessor on demand all expenses (including legal, survey and other costs) payable or incurred by the Lessor as the direct result of the Lessor's exercise of remedies in accordance with this Agreement.

16.10 TIME OF ESSENCE

      The time stipulated in this Agreement for all payments payable by the Lessee to the Lessor and by the Lessor to the Lessee and for the performance of the Lessee's and the Lessor's other obligations under this Agreement will be of the essence of this Agreement.

16.11 NOTICES

      (a) All notices and other communications given under or in connection with this Agreement shall be in writing (including telex, facsimile or similar writing) and shall be deemed to have been received

           (i) in the case of a telex, at the time such telex is transmitted (provided it is transmitted on a Business Day to the country of receipt between 09.00 and 17.30 hours (local time) in the country of receipt) and, if transmitted later, then at 09.00 hours (local time) in the country of receipt) on the next succeeding Business Day) to the telex number specified in Clause 16.11(b) and the corresponding answerback received,

           (ii) in the case of a facsimile, at the time of receipt by the sender of a transmission report indicating that all pages of the facsimile transmission were properly transmitted (unless the recipient notifies the sender promptly, or if received after
                17.30 hours (local time) in the country of receipt), by no later


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                than  10.00  hours  the   following   Business   Day,  that  the
                transmission was incomplete and/or illegible, in which case the facsimile shall be deemed to have been received at the time of receipt by the sender of a further clear transmission report on retransmitting the facsimile, provided the transmitted document is also then immediately sent by recorded delivery post or delivered by hand to the recipient), PROVIDED the relevant facsimile transmission (or retransmission, as the case may be) was transmitted to the country of receipt on a Business Day between 09.00 and 17.30 hours (local time) of the country of receipt). If it was transmitted later, then it shall be deemed to have been received at 09.00 hours (local time) on the succeeding Business Day; and

           (iii)in any other case, when delivered to the address specified in Clause 16.11(b).

      (b) All such notices, requests, demands and other communications shall be sent:

          (i)  if to the Lessor, to it at:

               Wilmington Trust Company
               Rodney Square North
               1100 North Market Street
               Wilmington, Delaware 19890-0001

               Attention:  Corporate Trust Administration
               Facsimile No:  (302) 651-8882
               Telex No:  835437
               Answerback:  WILM-TR
               Telephone:  (302) 651-1000

          with a copy to:

               Sunrock Aircraft Corporation Limited
               Russell House, Russell Court
               Harcourt Street
               Dublin 2
               Republic of Ireland

               Attention:  Chief Financial Officer
               Facsimile No:  (353-1) 478-5415
               Telex No:  32316 SACL EI

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

          (ii) if to the Lessee, to it at:

               Western Pacific Airlines
               2864 S. Circle Drive, Suite 1100
               Colorado Springs, CO 80906

               Attention:  Chief Financial Officer
               Facsimile No:  (719) 527-7480

          or to such other address, facsimile number or telex number as shall have been notified by one party to the other in the manner set out in this Clause 16.11.

16.12 LAW AND JURISDICTION

      (a) THIS AGREEMENT HAS BEEN DELIVERED IN NEW YORK AND SHALL, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH NEW YORK LAW WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES CONTAINED
          THEREIN.

      (b) For the benefit of the Lessor, the Lessee agrees, and for the benefit of the Lessee, the Lessor and the Beneficial Owner agree, that the United States District Court for the District Court for the Southern District of New York (the "AGREED COURT") is to have the non-exclusive jurisdiction to settle any claims or disputes in connection with this Agreement and irrevocably submits to the jurisdiction of the Agreed Court in connection with this Agreement.

      (c) Without prejudice to any other mode of service:

          (i) each of the Lessee and the Beneficial Owner appoints CT Corporation in New York presently at 1633 Broadway, New York, New York 10019 as its respective agent for service of process relating to any proceedings before the Agreed Court in connection with this Agreement and agrees to maintain the process agent in New York;

          (ii) each of the Beneficial Owner and the Lessee agrees that failure by its respective process agent to notify it of the process shall not invalidate the proceedings concerned;

          (iii)each of the Lessor, Beneficial Owner and Lessee consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its respective process agent at the address identified in sub-clause (c)(i).

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

      (d) The Lessor, Beneficial Owner and the Lessee:

          (i) waive objection to the Agreed Court on grounds of the laying of venue, inconvenient forum or otherwise as regards proceedings in connection with this Agreement;

          (ii) agree that a judgment or order of the Agreed Court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction by suit on the judgment or otherwise as permitted by applicable law, a certified or true copy of which shall be conclusive evidence of the facts and of the amount of any indebtedness or liability of the Lessee or the Lessor;

      (e) Nothing in this clause limits the right of the Lessor or the Lessee to bring proceedings against the other in connection with this Agreement:

          (i)  in any other court of competent jurisdiction; or

          (ii) concurrently in more than one jurisdiction;

      (f) The Lessor, Beneficial Owner and the Lessee each irrevocably and unconditionally:

          (i) agree that, if any other party brings legal proceedings against it or its assets in relation to this Agreement, no immunity from such legal proceedings (which will be deemed to include without limitation, suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) will be claimed by or on behalf of itself or with respect to its assets;

          (ii) waives any such right of immunity which it or its assets now has or may in the future acquire;

          (iii)consents generally in respect of any such proceedings to the giving of any relief or the issue of any process in connection with such proceedings including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such proceedings.

      (g) EACH OF THE LESSEE AND THE LESSOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BETWEEN THEM BASED UPON OR ARISING, DIRECTLY OR INDIRECTLY, OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED


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          THEREBY  OF  THE   LESSOR/LESSEE   RELATIONSHIP   BEING   ESTABLISHED,
          including, without limitation, contract claims, tort claims, breach of duty claims and other common law and statutory claims. The Lessor and the Lessee represent and warrant that each knowingly and voluntarily waives its jury trial rights following consultation with such legal counsel. THIS WAIVER IS IRREVOCABLE, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE RELATING DOCUMENTS.

16.13 SOLE AND ENTIRE AGREEMENT

      This Agreement is the sole and entire agreement between the Lessor and the Lessee in relation to the leasing of the Aircraft, and supersedes all previous agreements in relation to that leasing. The terms and conditions of this Agreement can only be varied by an instrument in writing executed by both parties or by their duly authorised representatives.

16.14 INDEMNITIES

      All rights expressed to be granted to each Indemnitee under this Agreement (other than the Lessor) are given to the Lessor as agent for and on behalf of that Indemnitee.

16.15 COST OF LESSEE'S WORK

      Whenever the Lessee itself performs work on the Aircraft (whether pursuant to Clauses 7.2, 8.11(e) or otherwise) and is entitled, pursuant to this Agreement, to receive reimbursement from the Lessor of all or part of the cost of performing such work, the Lessee agrees that it will claim reimbursement of the actual cost to it of carrying out the work at its then prevailing fully burdened cost (provided always that such actual cost is reasonable when compared with the cost typically charged for carrying out the same or substantially the same work by similar organisations) and not at the rate or rates charged by it at the time for the same or similar work undertaken for third parties.

16.16 COUNTERPARTS

      This Agreement may be executed in counterparts each of which will constitute one and the same document.

16.17 ENGLISH LANGUAGE

      All notices to be given under this Agreement will be in English. All documents delivered pursuant to this Agreement will be in English, or if not in English, will be accompanied by a certified English translation. If there is any inconsistency between the English version of this Agreement and any version in any other language, the English version will prevail.

16.18 CONFIDENTIALITY

      Neither the Lessor nor the Lessee shall, without the other's prior written consent, communicate or disclose the terms of this Agreement or any information or documents furnished pursuant to this Agreement (except to the extent that the same are within the public domain) to any third party (other than their respective external legal advisers, auditors, insurance brokers and/or underwriters, the Airframe and/or Engine manufacturers, the Head Lessor and the Banks) PROVIDED HOWEVER that disclosure will be permitted, to the extent required:

      (a) pursuant to an order of any court of competent jurisdiction; or

      (b) pursuant  to  any   procedure   for  discovery  of  documents  in  any
          proceedings before any such court; or

      (c) pursuant to any law or regulation having the force of law; or

      (d) pursuant  to  a  lawful   requirement  of  any  authority  with  whose
          requirements the disclosing party is legally obliged to comply; or

      (e) in order to perfect any assignment of any assignable warranties.

16.19 GENEVA CONVENTION

      To the extent permitted by any applicable law, if and when the State of Registration shall ratify the Convention on the International Recognition of Rights in Aircraft signed at Geneva, Switzerland, on June 19, 1948, the Lessee shall, at its own cost, do any and all things necessary in the State of Registration to perfect recognition of the rights of the Title Holder by every signatory state which has ratified such Convention.

16.20 CIVIL RESERVE AIR FLEET PROGRAM

      So long as no Significant Default or Event of Default has occurred and is continuing, the Lessee may subject the Aircraft, the Airframe or an Engine to the Civil Reserve Air Fleet Program and transfer possession of the Airframe or an Engine to the United States government, or any agency or instrumentality thereof, pursuant to the Civil Reserve Air Fleet Program so long as (i) the Lessee shall promptly notify the Lessor upon subjecting the Airframe or an Engine to the Civil Reserve Air Fleet Program and provide the Lessor with a name and address of the appropriate contracting officer representative for the Military Airlift Command of the United States Air Force, (ii) the Lessee shall promptly notify the Lessor of any such transfer and (iii) the period of such transfer does not extend beyond the end of the Term. Except as expressly provided herein, all of the Lessee's obligations under this Agreement shall continue and the Lessee shall remain primarily liable for the performance of all of the terms of this Agreement to the same extent as if the Aircraft had never become subject to such Civil Reserve Air Fleet Program.

16.21 SECTION 1110

      The Lessee acknowledges that the Lessor would not have entered into this Agreement unless it had available to it the benefits of a lessor under
      Section 1110 of Title 11 of the United States Code. The Lessee covenants and agrees with the Lessor that to better ensure the availability of such benefits, the Lessee shall support any motion, petition or application filed by the Lessor with any bankruptcy court having jurisdiction over the Lessee, whereby the Lessor seeks recovery of possession of the Aircraft under said Section 1110 and shall not in any way oppose such action by the Lessor unless the Lessee shall have complied with the requirements of said
      Section 1110 to be fulfilled in order to entitle the Lessee to continued use and possession of the Aircraft hereunder. In the event said Section 1110 is amended, or if it is repealed and another statute is enacted in lieu thereof, the Lessor and the Lessee agree to amend this Agreement and take such other action not inconsistent with this Agreement as the Lessor reasonably deems necessary so as to afford to the Lessor the rights and benefits as such amended or substituted statute confers upon owners and lessors of aircraft similarly situated to the Lessor.

16.22 ARTICLE 2-A OF THE UCC

      The parties hereto agree that this Agreement as extended, amended, modified, renewed or supplemented, shall be governed by Article 2-A of the Uniform Commercial Code of New York.

           [The remainder of this page is intentionally left blank]

IN WITNESS whereof the parties hereto have executed this Agreement on the date shown at the beginning of this Agreement.


SIGNED on behalf of
WILMINGTON TRUST COMPANY, not in its individual capacity, except to the extent expressly set forth herein, but solely as Owner Trustee

By:    _____________________________________

Name:  _____________________________________

Title: _____________________________________


SIGNED on behalf of
WESTERN PACIFIC AIRLINES, INC.

By:    _____________________________________

Name:  _____________________________________

Title: _____________________________________

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                                   SCHEDULE 1

                                     PART 1

                             AIRCRAFT SPECIFICATIONS

AIRCRAFT

Aircraft will be defined in accordance with Boeing Detail Specification D6-38604-28.

AIRFRAME

Manufacturer                              BOEING
Model:                                    737-33R
Registration Number:                      N966WP
Serial Number:                            28871
Date of Manufacture:                      July 2, 1997
Production/Line Number:                   PR044/2900

ENGINES

Manufacturer:                             CFM International, Inc.
Model Number:                             CFM56-3C-1
Serial Numbers:                           858-578/858-574

AUXILIARY POWER UNIT (APU)

Manufacturer:                             ALLIED SIGNAL
Model Number:                             85-129H
Serial Number:                            P-100807

LANDING GEAR

Nose Gear Part Number:                    65-46200-80
Serial Number:                            T5611P2900
Left Main Gear Part Number:               65-46100-79
Serial Number:                            MC05795P2900
Right Main Gear Number:                   65-46100-79
Serial Number:                            MC05798P2900

AVIONICS


DESCRIPTION                 MANUFACTURER         PART NUMBER             QTY
Cockpit Voice Recorder      Fairchild            S100-0080-00            1
VHF Transceiver             Collins              822-0323-002            3
SELCAL Decoder              Motorola             NA138-714B              1
Dig. Flt Control Computer   Honeywell            4051600-914             2
Dig. Flt Data Recorder      Allied Signal        980-4700-001            1
Dig. Flt Data Acq. Unit     Teledyne             2233000-45              1
Dig. Air Data Computer      Smiths               501FAD1-1               2
Heads Up Guidance Comp.     Flight Dynamics      1500-0470-006           1
Flt Mgmt Computer           Smiths               171497-05-01            1
Marker Beacon Receiver      Collins              522-5996-011            2
Weather Radar Transceiver   Collins              622-5132-630            1
Radio Altimeter             Collins              622-3890-021            2
Grnd Prox Warn Computer     Allied Signal        965-0648-009            1
VOR/ILS Transceiver         Collins              622-3257-001            2
D.M.E. Transceiver          Collins              622-2921-006            2
A.D.F. Receiver             Collins              777-1492-005            2
ATC (Mode S) Transponder    Collins              622-7878-201            2
TCAS Computer               Rockwell             622-8971-020            1
Inertial Reference Unit     Honeywell            HG1050AE09              2

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SAFETY EQUIPMENT/FURNISHINGS

DESCRIPTION                 MANUFACTURER         PART NO. or LOCATION       QTY

First Class Seats           n/a
Business Class Seats        n/a
Tourist Class Seats         BE Aerospace                                    136
Lavatories/Locations        n/a                  (1) Fwd/(2) Aft            3
Galleys/Locations           Driessen             G1, G2 (Fwd) G4B (Aft)     3
Life Rafts                  n/a

Crew Life Vests             Air Cruisers         D21344-101                 10
Escape Slides (Fwd)         Air Cruisers         61620-468                  2
Escape Slides (Aft)         Air Cruisers         61620-469                  2
PBE Smoke Hood              Puritan              119003                     4
Flashlights                 DME                  P2-07-001-10               6
First Aid Kits              DME                  S6-01-0005-30              3
BCF Fire Extinguisher       Kidde                898052                     3
H2O Fire Extinguisher       Kidde                892480                     1
Hand Megaphone              ACR                  ACRE/M1A                   2
Port. Oxygen Cylinders      Scott                5500C1ABF23A               5
Fire Axe                                                                    1
Smoke Goggles                                                               4
Fire Resistant Gloves                                                       4



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LOOSE EQUIPMENT

CARGO NETS                    (1) SET


FLYAWAY KIT

Thrust Reverser Lockout Kit               (1)
Towing Eyebolt Assy                       (2)
Landing Gear Lock Pins (Main)             (2)
Landing Gear Lock Pins (Nose)             (1)
Steering Valve Lock Pin                   (1)

C Duct Pump (Part Number C-78005-1)
PMC Rig Pin (Part Number C-76001-2)










                                      100
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                                   SCHEDULE 1

                                     PART 2

                               AIRCRAFT DOCUMENTS


MANUALS

Maintenance Manual                  Microfilm [3]        Hard Copy [1]

Wiring Diagrams                     Microfilm [3]        Hard Copy [1]

Illustrated Parts Catalog           Microfilm [3]        Hard Copy [1]

Systems Schematics                  Microfilm [3]        Hard Copy [1]

Weight & Balance Manual             Microfilm [-]        Hard Copy [2]

Operations Manual                   Microfilm [-]        Hard Copy [2]

Flight Manual                       Microfilm [-]        Hard Copy [2]

Galley Manual                       Microfilm [-]        Hard Copy [1]

Seat Manual                         Microfilm [-]        Hard Copy [1]

Quick Reference Handbook            Microfilm [ ]        Hard Copy [2]

Structural Repair Manual            Microfilm [3]        Hard Copy [1]

Overhaul Manual                     Microfilm [2]        Hard Copy [-]

Performance Engineer's Manual       Microfilm [  ]       Hard Copy [2]

Detail Specification                Microfilm [  ]       Hard Copy [2]





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




TECHNICAL RECORDS

Certificate of Airworthiness
Aircraft Registration Certificate
Sanitation Certificate
Weight & Balance Report
Aircraft Readiness Log (ARL)
Engine Log Book (2 ea)
APU Log Book
Landing Gear Status Log
Statement of Airworthiness Directives
Miscellaneous Brochure
Fuel Calibration Brochure
Rigging Brochure
Engine Delivery Brochure (including LLP's and AD's)
APV Delivery documentation

                                   SCHEDULE 2


                            CERTIFICATE OF ACCEPTANCE



      This Certificate of Acceptance is delivered, on the date set out below by Western Pacific Airlines, Inc. (the "LESSEE"), to Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (the "LESSOR"), pursuant to the Aircraft Lease Agreement dated June ___, 1997 between the Lessor and the Lessee (the "AGREEMENT"). The capitalised terms used in this Certificate shall have the meaning given to such terms in the Agreement.


1.    DETAILS OF ACCEPTANCE

      The Lessee hereby confirms to the Lessor that the Lessee has at ___ o'clock on this ____ day of July 1997, at _______________, accepted the following, in accordance with the provisions of the Agreement:

      (a) Boeing 737-300 airframe, Manufacturer's Serial No. 28871;

      (b) CFM International, Inc. CFM56-3C1 Engines, bearing Manufacturer's Serial Nos. 858-578 and 858-574; each of which Engines is 750 or more rated takeoff horsepower;

      (c) Fuel Status:  Pounds ________

      (d) Safety and Loose Equipment as specified in Schedule 1 - Part 1 of the Agreement.

      (e) Aircraft  Documents   as  specified  in  Schedule  1 -  Part 2 of  the
          Agreement.

2.    CONFIRMATION

      The Lessee confirms to the Lessor that as at the time indicated above, being the time of Delivery:

      (a) the  representations  and   warranties  of  the  Lessee  contained  in
          Clause 2 are hereby repeated;

      (b) the Aircraft is insured as required by the Agreement;

      (c) the Lessee confirms that there have been affixed to the Aircraft and the Engines the fireproof notices required by the Agreement;

      (d) the Lessee's authorised technical experts have inspected the Aircraft to ensure the Aircraft conforms to the Lessee's requirements.


SIGNED on behalf of
WESTERN PACIFIC AIRLINES, INC.

By:    ............................................

Name:  ............................................

Title: ............................................

                                   SCHEDULE 3

                        OPERATING CONDITION AT REDELIVERY


      On the Expiry Date the Aircraft, subject to fair wear and tear generally, will be in the condition set out below.



1.    GENERAL CONDITION

      The Aircraft shall:

      (a) be clean by airline standards;

      (b) have installed the full complement of engines and other equipment, parts and accessories and loose equipment (including one complete set of removable catering trolleys, standard containers and drawers and trays) as is normally installed in the Aircraft, and shall be in a condition suitable for immediate operation in commercial service;

      (c) have existing seat configuration;

      (d) have a Maximum Take Off Weight (MTOW) of 138,500 lbs

      (e) have in existence a valid certificate of airworthiness (or if required by the Lessor, a valid export certificate of airworthiness) with respect to the Aircraft issued by the Aviation Authority;

      (f) comply with the manufacturer's original specifications;

      (g) have undergone, immediately prior to redelivery, the next scheduled "C" Check and lower multiple check required under the Approved Maintenance Programme so that all Airframe inspections falling due within the next following 3,200 Flight Hours of operation in accordance with the Manufacturer's Maintenance Planning Document, have been accomplished;

      (h) have had accomplished all outstanding airworthiness directives and mandatory orders affecting that model of Aircraft issued by the FAA which, if the Aircraft were registered with the FAA, would have to be complied with during the Term or within 180 days after the Expiry Date;

      (i) all changes (whether by way of modification, repair or otherwise) carried out to the Aircraft subsequent to the Delivery Date shall have been carried out in accordance with all FAA requirements and any repairs shall be classified as permanent by the FAA;

      (j) have installed all applicable Vendor's and manufacturer's service bulletin kits received free of charge by the Lessee that are appropriate for the Aircraft and to the extent not installed, those kits will be furnished free of charge to the Lessor;

      (k) Lessee's external livery shall be fully stripped down reasonably and repainted in such external livery as advised by the Lessor;

      (l) have no installed life-limited Parts which shall have a total time since new greater than 120% that of the Airframe provided that with respect to all installed life limited Parts taken as a group, they shall have on average a total time since new no greater than that of the Airframe; and

2.    PARTS

      (a) Each life-limited Part shall have not less than 3,000 Flight Hours of life remaining to the next scheduled removal, in accordance with the Agreed Maintenance Programme;

      (b) Each calendar-limited Part will have not less than twelve months (12 months) life remaining to its next scheduled removal in accordance with the Agreed Maintenance Programme or 100% of its life if such life is less than twelve months (12 months); and

      (c) Each "on-condition" and "condition monitored" Part will be serviceable in accordance with the Aviation Authority prescribed parameters.

3.    ENGINES

      Each engine installed on the Aircraft shall be an Engine and (if not the engine installed at Delivery) shall be accompanied by all documentation not previously provided by the Lessee to the Lessor as the Lessor may require to evidence that title thereto has been properly conveyed to the Holder of Legal Title in accordance with Clause 8.17(a) and will:

      (a) have not less than 3,000 Flight Hours or Cycles expected life remaining (whichever is applicable and the more limiting factor) to the next complete major overhaul or refurbishment of its compressor and turbine sections. The expected life remaining will be determined by reference to the average number of Flight Hours or Cycles (whichever is applicable and the more limiting factor) between the overhaul of engines for the last twelve months (12 months) operation of B737-300 in the Lessee's fleet.

      (b) have  no  defect  which  reduces  the   remaining   life  pursuant  to
          Manufacturer's or airworthiness requirements until overhaul to less than 3,000 Flight Hours or Cycles;

      (c) have no less than 3,000 Flight Hours (or Cycles) life remaining of any hard time limited part; and

      (d) have a full power assurance check to be carried out in accordance with the Lessee's Maintenance Programme and any required remedial action shall be undertaken.

4.    LANDING GEAR

      (a) The installed main and nose landing gear components and their associated actuators and parts will be cleared of all inspections for 3,000 Flight Hours or Cycles (whichever is the more limiting factor) of operation.

      (b) The landing tyres and brakes will have 50% of the wear, as specified by the manufacturer as serviceable limits, remaining until next removal.

      (c) The landing gear and wheel wells will be clean, free of leaks and repaired as necessary.

5.    AUXILIARY POWER UNIT (APU)

      The APU shall be no more than 500 Flight Hours since its last overhaul.

6.    FUSELAGE, WINDOWS AND DOORS

      (a) The fuselage will not contain any dents, corrosion or abrasions which exceed the prescribed parameters under the Manufacturer's structural repair manual and shall be free of scab patches and loose, pulled or missing rivets;

      (b) The windows will not contain any delamination, blemishes or crazing which exceed the prescribed parameters under the Manufacturer's maintenance manual and will be properly sealed; and

      (c) The doors will be free moving, correctly rigged and be fitted with serviceable seals.

7.    WINGS AND EMPENNAGE

      (a) Leading edges will not contain any damage which exceeds the prescribed parameters under the Manufacturer's structural repair manual;

      (b) Control surfaces will be waxed and polished;

      (c) Unpainted cowlings and fairings will be polished; and

      (d) Wings will be free of fuel leaks.

8.    INTERIOR

      (a) Interior will be fully serviceable and as at delivery otherwise as mutually agreed between the parties;

      (b) Emergency equipment shall meet FAA standard and have a calendar life with a minimum of 1 year or 100% of its total approved life, whichever is less, remaining;

      (c) Curtains, carpets and seat covers will be clean and free from stains and worn out (threadbare) areas, and will meet FAR fire resistance regulations.

      (d) Seats and panels will meet FAR fire resistance regulations which are effective at redelivery and will be serviceable in good condition and repaired as necessary; and

      (e) All decals shall be clean, secure and legible.

9.    COCKPIT

      (a) Fairing panels shall be free of stains and cracks, will be clean secure and repainted as necessary;

      (b) Floor coverings will be clean and effectively sealed;

      (c) Seat covers will be in good condition, clean and free of stains, and will meet FAR fire resistance regulations which are effective at redelivery; and

      (d) Seats will be serviceable, in good condition and will meet FAR fire resistance regulations which are effective at redelivery and will be repainted as necessary.

10.   CARGO COMPARTMENTS

      (a) Panels will be in good condition and effectively sealed; and

      (b) Nets will be in good condition.

11.   FLY-AWAY KIT

      The fly-away kit will be complete as delivered in the detail spec of the Aircraft.

12.   CORROSION

      (a) The Aircraft will have been inspected and treated with respect to corrosion as defined in the Agreed Maintenance Programme;

      (b) The entire fuselage will be substantially free from corrosion and will be adequately treated and an approved corrosion prevention programme will be in operation; and

      (c) Fuel tanks will be free from contamination and corrosion and a tank treatment programme will be in operation.

                                   SCHEDULE 4

                                     PART 1

                             INSURANCE REQUIREMENTS


1. The Insurances required to be maintained are as follows:

      (a) HULL "ALL RISKS" of Loss or Damage whilst flying and on the ground with respect to the Aircraft for the Agreed Value and with a deductible as shall be customary for United States airlines similarly situated with Lessee but in any event not exceeding $[ ]*, subject to any aggregate limit stipulated in such insurance; provided, however, that the Lessee insures for any deductible in excess of $[ ]*.

      (b) HULL WAR AND ALLIED PERILS, covering those risks excluded by AVN48B or its equivalent from the Hull 'All Risks' Policy to the extent such coverage is available from World Aviation Insurance Markets, including confiscation and requisition by the State of Registration, for the Agreed Value;

      (c) "ALL RISKS" PROPERTY INSURANCE (INCLUDING WAR AND ALLIED RISK except when on the ground or in transit other than by air or sea) on all Engines on an "agreed value" basis and on Parts, on a "repair or replace basis", in each case when not installed on the Aircraft (to the extent not covered under the Aircraft hull insurances described in paragraphs (a) and (b) above), including Engine test and running risks, on an agreed value basis in the case of the Engines;

      (d) AIRCRAFT  THIRD  PARTY,  BODILY  INJURY/PROPERTY  DAMAGE,   PASSENGER,
          BAGGAGE, CARGO AND MAIL AND AIRLINE GENERAL THIRD PARTY (INCLUDING PRODUCTS) LEGAL LIABILITY for a combined single limit (Bodily Injury/Property Damage) of an amount not less than the Minimum Liability Coverage for the time being in respect of any one occurrence (but, in respect of products liability, this limit may be an aggregate limit for any and all losses occurring during the currency of the policy, and in respect of liability arising out of certain offences, the limit (within the said combined single limit) may be $[ ]* in respect of any one offense and in the aggregate); War and Allied Risks are also to be covered under the Policy to the extent customarily available in the World Aviation Insurance Markets.

2. All required hull and spares insurance (specified in (1)(a), (b) and (c) above), so far as it relates to the Aircraft, will:

      (a) include the Lessor, the Trust Company, the Head Lessor, the Beneficial Owner and the Banks, and their respective successors and assigns, as additional assureds;

      (b) provide that any loss equal or in excess of $[ ]* will be settled jointly with the Lessor and the Lessee and any claim which becomes payable on the basis of a Total Loss shall be paid in Dollars to the Lessor up to the Agreed Value as sole loss payee; with any other claim below $[ ]* to be settled by Lessee and being payable as may be necessary for the repair of the damage to which it relates;

      (c) if separate Hull "All Risks" and "War Risks" insurances are arranged, include a 50/50 provision in the terms of Lloyd's endorsement AVS.103 or its equivalent;

      (d) if required under the Head Lease, confirm that the Insurers are not entitled to replace the Aircraft in the event of a Total Loss;

      (e) include a notice and/or acknowledgement of assignment (relating to the assignment of the Lessor's interest in the Insurances to the Head Lessor or the Banks, as applicable) in a form reasonably acceptable to the Lessor; and

      (f) provide that insurance proceeds in excess of the Agreed Value shall be settled with and payable to the Lessee.

3. All required liability insurances (specified in (1)(d) above) will:

      (a) include the Lessor, the Trust Company, the Beneficial Owner, the Head Lessor and the Banks and their respective successors and assigns and their respective shareholders, subsidiaries, directors, officers, agents, employees and indemnitees as additional assureds for their respective rights and interests, warranted (each as to itself only) no operational interest; but the coverage provided will not include claims arising out of their legal liability as manufacturer, repairer or servicing agent;

      (b) include a severability of interest clause, in the terms of clause 2.1 of the Lloyd's endorsement AVN 67B or its equivalent;

      (c) contain a provision confirming that the policy is primary without right of contribution and that the liability of the insurers will not be affected by any other insurance of which the Lessor, the Beneficial Owner, the Head Lessor, the Banks or the Lessee have the benefit.

      (d) accept and insure the indemnity provisions of this Agreement to the extent of the risks covered by the relevant policy or policies.

4.    All Insurances will:

      (a) be in accordance with normal industry practice of persons operating similar aircraft in similar circumstances;

      (b) operate on a worldwide basis as is customarily available subject to such limitations and exclusions as may be notified to the Lessor;

      (c) acknowledge that the insurers are aware that title to the Aircraft is held by the Holder of Legal Title and the Aircraft is subject to this Agreement and the Head Lease, and that the Lessor's interests in the Insurances are subject to a security assignment in favour of the Banks, if applicable;

      (d) provide that, in relation to the interests of each of the additional assureds, the Insurances will not be invalidated by any act or omission of any other person or party which results in a breach of any terms conditions or warranty of the policy/ies PROVIDED THAT the additional assured so protected has not caused, contributed to or knowingly condoned such act or omission;

      (e) provide that the Insurers will waive any rights of recourse and/or subrogation against the additional assureds, (subject to and in accordance with clause 3.5 of the Lloyd's endorsement AVN 67B) or its equivalent;

      (f) provide that the additional assured will have no obligation or responsibility for the payment of any premiums (but reserve the right to pay the same should any of them elect to do so) and that the Insurers will waive any right of set-off or counterclaim against the respective additional assureds other than for outstanding premiums in respect of the Aircraft, any Engine or Part;

      (g) provide that, except in the case of any provision for Cancellation or Automatic Termination specified in the Policy/ies or Endorsements thereof, the Insurance can only be cancelled or materially altered in a manner adverse to the additional assureds by giving at least 30 days' written notice to the Lessor, the Head Lessor and the Banks, except in the case of radioactive contamination as per Lloyd's endorsement AVN 38A or its equivalent, for which 7 days' written notice (or such lesser period as is or may be customarily available in respect thereof) will be given;

      (h) if required under the Head Lease (with respect to the Head Lessor) contain a provision entitling the Lessor to initiate a claim under any policy, if so desired; and

      (i) provide cover denominated in Dollars and any other covenances which the Lessor may reasonably require in relation to liability insurance.

5. Reinsurances will:

      (a) be on the same terms as the Insurances and will include the provisions of this Schedule;

      (b) provide that, notwithstanding any bankruptcy, insolvency, liquidation, dissolution or similar proceedings of or affecting the reinsured, the reinsurers' liability will be to make such payment thereunder as would have fallen due under the relevant policy of reinsurance if the reinsured had (immediately before such bankruptcy, insolvency, liquidation, dissolution or similar proceedings) discharged its obligations in full under the original insurance policies in respect of which the then relevant policy of reinsurance has been effected; and

      (c) contain a "cut-through" clause in the following form (or such other form as is satisfactory to the Lessor), subject to the provisions of such clause not contravening any law of the State of Incorporation:

                "The Reinsurers and the Reinsured hereby agree that, in the event of any claim arising under the Reinsurances in respect of a total loss or other claim where, as provided by the Lease Agreement dated , 1997 and made between Wilmington Trust Company, as lessor, and Western Pacific Airlines, Inc., as lessee, such claim is to be paid to the person named as sole loss payee under the primary insurances, the Reinsurers will, in lieu of payment to the Reinsured, its successors in interest and assigns, pay to the person named as sole loss payee under the primary insurances effected by the Reinsured that portion of any loss for which the Reinsurers would otherwise be liable to pay the Reinsured (subject to proof of loss), it being understood and agreed that any such payment by the Reinsurers will (to the extent of such payment) fully discharge and release the Reinsurers from any and all further liability in connection therewith".

                                     PART 2

                          FORM OF BROKER'S UNDERTAKING

             [Broker's Letter Issued by Marsh & McLennan Attached]

                                     PART 3

                          FORM OF INSURANCE CERTIFICATE

              [Certificate Issued by Marsh & McLennan Attached]

                                   SCHEDULE 5

                 ACKNOWLEDGEMENTS IN CONNECTION WITH FINANCING


                                     PART 1


                              NOTICE OF ASSIGNMENT



FROM: _____________________________________

TO:       _____________________________________


                                Date

Dear Sirs,

We hereby give you notice that by an Assignment dated _____________, 19___ (the "ASSIGNMENT") between us and _______________________ of
_________________________ (the "ASSIGNEE") we have assigned absolutely to Assignee all our right, title and interest in and to the Aircraft Lease Agreement dated June ___, 1997 (the "LEASE") between ourselves and yourselves relating to one Boeing 737-300 aircraft with manufacturer's serial number 28871 together with the installed ______________ engines (the "AIRCRAFT").

Accordingly, all moneys which may be payable by you under the Lease shall continue to be paid to the bank account specified in the Lease unless and until the Assignee otherwise directs, whereupon you are authorised and required to comply with the Assignee's directions.

This notice and the instructions herein contained are irrevocable. Please acknowledge receipt of this notice to the Assignee on the enclosed Acknowledgement. You are hereby authorised to assume the obligations expressed to be assumed by you thereunder to the effect that, so far as the same would otherwise be incompatible therewith, your obligations to us under the Lease will be modified accordingly.

Yours faithfully,



For and on behalf of

---------------------------------------

                                     PART 2

                                 ACKNOWLEDGEMENT




FROM:  ________________________________________

TO:    ________________________________________
                                                     Date_____________________


Dear Sirs,

We acknowledge receipt of a Notice of Assignment dated ____________________ (the "ASSIGNMENT NOTICE") relating to an assignment (the "ASSIGNMENT") between _________________ (the "ASSIGNOR") and you. We acknowledge that we will not challenge the effectiveness of the Assignment to confer on you all rights, title and interest of the Assignor under the Aircraft Lease Agreement dated June ___, 1997 between Assignor and ourselves (the "LEASE") in respect of one Boeing
737-300 aircraft with manufacturer's serial number 28871 together with the installed __________________ engines.

In consideration of payment to us of $1 and the issue to us of a quiet enjoyment letter, receipt of which we hereby acknowledge, we hereby agree as follows:

If you issue to us a notice (a the "LESSOR DEFAULT NOTICE") that your rights as assignee under the Assignment have become exercisable we agree that we shall thereafter:

(a) pay to you at such account as you may nominate all rentals and other amounts from time to time payable by us under the Lease;

(b)    perform,   observe  and  comply  with  all  our  other  undertakings  and obligations under the Lease in your favour and for your benefit as if you were named as the Lessor therein instead of the Assignor; and

(c) if you so request, enter into a lease with you or your nominee, on the same terms (mutatis mutandis) as the Lease, provided that the Lease is thereby terminated.

If the Assignor is in breach of any of its obligations, express or implied, under the Lease, or if any event occurs which would permit us to terminate, cancel or surrender the Lease we will:

(a) promptly upon becoming aware of it, give you notice of such breach or event;

(b) accept as adequate remedy for any such breach performance by you of such obligations within 7 days of our written notice to you, provided that such performance by you fully compensates the Lessee for any damages, costs and expenses suffered or incurred by the Lessee as the result of such breach; and

(c) if you so request, enter into a lease with you or your nominee on terms identical to the Lease, mutatis mutandis, provided that the Lease is hereby terminated.

We agree that after issue by you of any Lessor Default Notice, we will not recognise the exercise by the Assignor of any of its rights and powers under the Lease unless and until requested to do so by you.

We agree that you will have the benefit of Clause 10 of the Lease (Indemnity) and agree that we are bound by the terms of such clause for your benefit, provided that you agree that you are also bound by the terms of such clause, in each case, as though the same were set out herein in full, mutatis mutandis.

Yours faithfully,



For and on behalf of

--------------------------------------

                                   SCHEDULE 6

                                     PART 1

                              FORM OF LEGAL OPINION

                      [Smith, Gambrell's Opinion Attached]

                                   SCHEDULE 6

                                     PART 2

         FORM OF LEGAL OPINION OF ASSISTANT GENERAL COUNSEL OF LESSEE

                [Assistant General Counsel's Opinion Attached]

                                   SCHEDULE 7

                            FORM OF LETTER OF CREDIT]



TO:    WILMINGTON TRUST COMPANY,
       not in its individual capacity,
       but solely as Owner Trustee
       Rodney Square North
       1100 North Market Street
       Wilmington, Delaware 19890-0001




DATE:  _____________________



                            STANDBY LETTER OF CREDIT

At the request of Western Pacific Airlines, Inc. (the "LESSEE") for account of same we hereby establish this irrevocable Standby Letter of Credit to authorise you to draw on ______________ amount or amounts not exceeding in aggregate US$ _________________ upon receipt by us of the following demand certificate from you:

       "The undersigned are authorised officers of Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee (the "LESSOR"). We refer to the Lease Agreement dated June ___, 1997 (as amended and supplemented from time to time, the "LEASE AGREEMENT") between the Lessor and Western Pacific Airlines, Inc. (the "LESSEE") and we hereby certify that the Lessee has defaulted under the Lease Agreement. Accordingly, the Lessor hereby draws upon your irrevocable Letter of Credit dated ________________ and we hereby instruct you to transfer immediately, with telex confirmation to us, the sum of US$ _______________ (US Dollars ___________________________________) to Morgan Guaranty Trust Company, 23
       Wall Street, New York, N.Y. 10260-0023, for the account of Bank of Ireland, Group Treasury, Dublin (Account No. 65919429) to be credited to Sunrock Aircraft Corporation Limited (Account No. 1422592).

We hereby agree with you that drawings drawn under and in compliance with the terms of this Letter of Credit received on or prior to ____________________ will be duly honoured upon receipt by us of such a demand certificate. Partial drawings are permitted. Payment of amounts drawn under this Letter of Credit shall be made in full, without any set-off or counterclaim whatsoever and free and clear of any deductions or withholdings.

All our charges and commissions are for the account of the Lessee.

References in this Letter of Credit to the Lease Agreement dated June ___, 1997, (as amended and supplemented from time to time, the "LEASE AGREEMENT") between the Lessor and the Lessee are for identification purposes only. The terms and conditions of the Lease Agreement are not incorporated in nor made part of this Letter of Credit and our obligations hereunder will not be affected by any matter relating to the Lease Agreement or the obligations of the Lessee thereunder including, without limitation, (i) any time or indulgence granted to, or composition with, the Lessee or any other person; (ii) the taking, exercise, variation, renewal or release of, or neglect to perfect or enforce, any securities or any rights or remedies against the Lessee or any other person; or
(iii) any unenforceability or invalidity of any obligation of the Lessee.

Until all amounts which are or will become payable to the Lessor by the Lessee have been irrevocably paid in full we shall not by virtue of this Letter of Credit be subrogated to any of the Lessor's rights or claim in competition with the Lessor against the Lessee.

This Letter of Credit is not transferable and constitutes an obligation to make payment against documents. Except to the extent the express provisions hereof conflict, this Letter of Credit is issued subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, ICC Publication no. 500 (to the extent applicable to Standby Letters of Credit).

This Letter of Credit is governed by and construed in accordance with the laws of New York.

Upon expiry this Standby Letter of Credit shall become null and void (but without prejudice to any claims made prior to expiry), whether returned to us for cancellation or not, and any claim or statement received after expiry shall be ineffective.




SIGNED



-----------------------------------
Authorised Signatory

                                   SCHEDULE 8

                            ENGINE LIFE-LIMITED PARTS

          [To be provided by Lessee and approved by Beneficial Owner]

                                   SCHEDULE 9

                          FORM OF MONTHLY STATUS REPORT


       AIRCRAFT TYPE          REG. MARK       SERIAL NO.     MONTH  ENDING

       Boeing 737-300         N966WP          28871          .............



1.     AIRCRAFT UTILISATION:

(a)    Airframe Total Flight Hours
 ..................................................

(b)    Airframe Total Cycles
 ..................................................

(c)    Airframe Flight Hours for Month
 .................................................

(d)    Airframe Flight Cycles for Month
 .................................................


2.     POWERPLANT STATUS:     NO.1               NO.2

(a)    Serial Nos. of Delivered Engines          ............    .............

(b)    Serial Nos. of Replacement Engines        ............    .............
       (if applicable)

(c)    Serial Nos. of Installed Engines          ............    .............
       (if different from (a) or (b) above)

(d)    Current Location of Delivered or          ............    .............
       Replacement Engines (as applicable)
       (if not installed on Airframe)

(e)    Total Time Since New of Delivered         ............    ............
       or Replacement Engines (as applicable)

(f)    Total Cycles Since New of Delivered       ............    ............
       or Replacement Engines (as applicable)

(g)    Total Flight Hours for the Month for      ............    ............
       each Delivered or Replacement Engine
       (as applicable)

(h)    Total Cycles for the Month for each       ............    ............
       Delivered or Replacement Engine
       (as applicable)

(i)    Serial No. of Delivered APU                      ..............

(j)    Serial No. of Replacement APU                    ..............
       (if applicable)

(k)    Serial No. of Installed APU                      .............
       (if different from (a) or (b) above)

(l)    Current Location of Delivered or                 .............
       Replacement APU (as applicable)
       (if not installed on Airframe)

(m)    Total Time Since New of Delivered                .............
       or Replacement APU (as applicable)

(n)    Total Cycles Since New of Delivered              .............
       or Replacement APU (as applicable)

(o)    Total Hours for the Month for                    .............
       Delivered or Replacement APU
       (as applicable)

(p)    Total Cycles for the Month for                   .............
       Delivered or Replacement APU
       (as applicable)

3.     ROUTINE CHECKS / A.D. AND S.B. COMPLIANCE:

(a)    Routine Checks (A and above)              ....................
       performed during Month                    ....................
                                                 ....................

(b)    A.D.'s complied with during Month         ....................
                                                 ....................
                                                 ....................

(c)    S.B.'s complied with during Month         ....................
                                                 ....................
                                                 ....................


4.     AIRCRAFT DAMAGE OR ENGINE CHANGES:

       Details of any repairs carried out to the Aircraft beyond SRM limits, and Engine changes, giving reasons for repair or change...................................................................
       .........................................................................



                                        CERTIFIED BY .......................
                                        For      and      on       behalf     of
[

                                   SCHEDULE 10

                     APPROVED JURISDICTIONS FOR SUB-LEASING


       Australia
       Austria
       Belgium
       Canada
       Denmark
       Finland
       France
       Germany
       Greece
       Iceland
       Indonesia
       Ireland
       Italy
       Luxembourg
       Malaysia
       Netherlands
       New Zealand
       Norway
       Portugal
       Singapore
       South Korea
       Spain
       Sweden
       Switzerland
       Thailand
       United Kingdom
       United States of America

The Lessor shall be entitled from time to time to give notice to the Lessee that it wishes to delete one or more of the above jurisdictions and the Lessee shall be entitled from time to time to give notice to the Lessor that it wishes to add one or more jurisdictions to the above list. In the event of the issue of any such notice the Lessor and the Lessee shall, as soon as reasonably practicable, consult in good faith as to the relevant deletion(s) or addition(s), as the case may be. In the event that agreement is reached, the above list shall be amended accordingly. If no such agreement is reached, the above list may be amended in such a manner as the Lessor may, in its reasonable discretion consider appropriate, provided that no jurisdiction shall be deleted unless the Lessor specifies the reasons are commercially reasonable for such deletion and such reasons are concerned exclusively with the jurisdiction itself (and not with a particular operator in that jurisdiction).

                                   SCHEDULE 11

                        FORM OF LETTER OF QUIET ENJOYMENT

From:  SUNROCK AIRCRAFT CORPORATION LIMITED (the "undersigned")

To:    WESTERN PACIFIC AIRLINES, INC. (the "Lessee")

                                                                            1997

In Re: One Boeing  737-300  Aircraft,  Manufacturer's Serial  Number  28871 (the
       "Aircraft")/Aircraft   Lease  Agreement  (the   "Lease")  dated      1997
       between Wilmington Trust Company (the "Lessor") and the Lessee

Dear Sirs:

1. In consideration of $10 and other good and valuable consideration received from the Lessee and/or the Lessor the receipt of which is hereby acknowledged, we confirm to you that, so long as no Significant Default or Event of Default (as defined in the Lease) has occurred and is continuing, neither we nor any person or entity lawfully claiming by or through Sunrock Aircraft Corporation Limited, as Beneficial Owner, will interfere with the quiet possession and use of the Aircraft by the Lessee, subject at all times to the terms of the Lease; provided that the exercise by us or our assigns of our rights or remedies under or in connection with the Lease will not constitute such an interference.

2. The foregoing undertaking is not to be construed as restricting the rights of the undersigned to dispose of its interest in the Aircraft to such persons and on such terms as it considers appropriate. However, if the undersigned exercises such rights during the term of the Lease and provided that at or prior to the time of such disposal a Significant Default or an Event of Default (as defined in the Lease) has not occurred and is continuing the undersigned will dispose of the Aircraft expressly subject to the Lease and procure a letter of quiet enjoyment with the same terms (mutatis mutandis) as this letter from such transferee.

3. The undersigned hereby represents to Lessee that (i) it is a limited liability company duly organized and validly existing under the laws of the Republic of Ireland and has the organizational power to enter into and perform its obligations under this letter of quiet enjoyment and to own its assets and carry on its business as it is now being conducted and (ii) this letter of quiet enjoyment is the legal, valid and binding obligation of the undersigned.

4. This Letter of Quiet Enjoyment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

Please countersign this letter to confirm your agreement to the arrangements contained herein.


For and on behalf of

SUNROCK AIRCRAFT CORPORATION LIMITED,
as Beneficial Owner


--------------------



Agreed and accepted

--------------------

For and on behalf of

WESTERN PACIFIC AIRLINES, INC.